                                               1933 Act Registration No. 2-38502
                                              1940 Act Registration No. 811-2110
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D. C. 20549

                                      FORM N-3

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.

                           Post-Effective Amendment No. 41


           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                   Amendment No. 21


                                   FRANKLIN LIFE
                              VARIABLE ANNUITY FUND B
                             (Exact Name of Registrant)

                        The Franklin Life Insurance Company
                            (Name of Insurance Company)

                  #1 Franklin Square, Springfield, Illinois 62713
      (Address of Insurance Company's Principal Executive Offices) (Zip Code)

     Insurance Company's Telephone Number, including Area Code: (800) 528-2011

                                ROSS D. FRIEND, ESQ.
                          Senior Vice President, Assistant
                           Secretary and General Counsel
                        THE FRANKLIN LIFE INSURANCE COMPANY
                                 #1 Franklin Square
                            Springfield, Illinois 62713
                      (Name and Address of Agent for Service)

                                      Copy to:
                               STEPHEN E. ROTH, ESQ.
                          SUTHERLAND, ASBILL & BRENNAN LLP
                           1275 Pennsylvania Avenue, N.W.
                             Washington D.C. 20004-2415

      Title of Securities Being Registered: individual immediate and deferred variable annuity contracts.
   It is proposed that this filing will become effective (check appropriate box)

           / / immediately upon filing pursuant to paragraph (b)

           /X/ on April 30, 1998 pursuant to paragraph (b)

           / / 60 days after filing pursuant to paragraph (a) (I)

           / / on April 30, 1998 pursuant to paragraph (a) (i)

           / / 75 days after filing pursuant to paragraph (a) (ii)

           / / on April 30, 1998 pursuant to paragraph (a) (ii) of Rule 485.

           If appropriate, check the following box:

           / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B

                           Post-Effective Amendment No. 41
                    Cross Reference Sheet Required by Rule 495(a)


Registration Item                                                               Location in Prospectus ("P") or Statement
                                                                                    of Additional Information ("SAI")
Part A    INFORMATION REQUIRED IN PROSPECTUS
Item 1. Cover Page . . . . . . . . . . . . . . . . . . . . . . . .    Cover Page (P)
Item 2. Definitions. . . . . . . . . . . . . . . . . . . . . . . .    Special Terms
Item 3. Synopsis or Highlights . . . . . . . . . . . . . . . . . .    Table of Deductions and Charges; Summary
Item 4. Condensed Financial Information. . . . . . . . . . . . . .    Per-Unit Income and Changes in Accumulation Unit Value
Item 5. General Description of Registrant and Insurance
        Company. . . . . . . . . . . . . . . . . . . . . . . . . .    Cover Page (P); Summary; Introduction; Description of the
                                                                      Separate Account; Investment Policies and Restrictions of the
                                                                      Fund
Item 6. Management . . . . . . . . . . . . . . . . . . . . . . . .    Management (P)
Item 7. Deductions and Expenses. . . . . . . . . . . . . . . . . .    Summary; Deductions and Charges under the Contracts
Item 8. General Description of Variable Annuity Contracts. . . . .    Summary; Introduction; Deductions and Charges under the
                                                                      Contracts-Transfers to and from Other Contracts; The
                                                                      Contracts; Voting Rights; Fundamental Changes
Item 9. Annuity Period . . . . . . . . . . . . . . . . . . . . . .    Summary; Introduction; The Contracts-Deferred Variable Annuity
                                                                      Accumulation Period-Annuity Period
Item 10. Death Benefit . . . . . . . . . . . . . . . . . . . . . .    The Contracts-Deferred Variable Annuity Accumulation Period
Item 11. Purchases and Contract Value. . . . . . . . . . . . . . .    Summary; Deductions and Charges Under The Contracts; The
                                                                      Contracts-General-Deferred Variable Annuity Accumulation
                                                                      Period; Distribution of the Contracts
Item 12. Redemptions . . . . . . . . . . . . . . . . . . . . . . .    Summary; The Contracts-General-Deferred Variable Annuity
                                                                      Accumulation Period
Item 13. Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .    Cover Page (P); Summary; Introduction; Deductions and Charges
                                                                      Under the Contracts-Premium Taxes; The Contracts; Federal
                                                                      Income Tax Status; Other Variable Annuity Contracts
Item 14. Legal Proceedings . . . . . . . . . . . . . . . . . . . .    Not Applicable
Item 15. Table of Contents of the Statement of Additional
         Information . . . . . . . . . . . . . . . . . . . . . . .    Table of Contents of the Statement of Additional Information

Part B    INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

Item 16. Cover Page. . . . . . . . . . . . . . . . . . . . . . . .    Cover Page (SAI)
Item 17. Table of Contents . . . . . . . . . . . . . . . . . . . .    Table of Contents (SAI)
Item 18. General Information and History . . . . . . . . . . . . .    General Information
Item 19. Investment Objectives and Policies. . . . . . . . . . . .    Investment Policies and Restrictions of the Fund (P);
                                                                      Investment Objectives
Item 20. Management. . . . . . . . . . . . . . . . . . . . . . . .    Management (SAI)
Item 21. Investment Advisory and Other Services. . . . . . . . . .    Summary (P); Deductions and Charges under the Contracts (P);
                                                                      Management (P); Management (SAI); Investment Advisory and
                                                                      Other Services
Item 22. Brokerage Allocation. . . . . . . . . . . . . . . . . . .    Portfolio Turnover and Brokerage
Item 23. Purchase and Pricing of Securities Being Offered. . . . .    Summary (P); Introduction (P); Deductions and Charges under the Contracts-Sales and Administration Deductions (P);
                                                                      Distribution of the Contracts (SAI)
Item 24. Underwriters. . . . . . . . . . . . . . . . . . . . . . .    Summary (P); Deductions and Charges Under the Contracts (P);
                                                                      Distribution of the Contracts (P); Distribution of the
                                                                      Contracts (SAI)
Item 25. Calculation of Performance Data . . . . . . . . . . . . .    Not Applicable
Item 26. Annuity Payments. . . . . . . . . . . . . . . . . . . . .    The Contracts-Annuity Period (P)
Item 27. Financial Statements. . . . . . . . . . . . . . . . . . .    Per Unit Income and Changes in Accumulation Unit Values (P);
                                                                      Financial Statements; Experts (SAI)

FRANKLIN LIFE VARIABLE ANNUITY FUND B

PROSPECTUS          INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                    (NOT USED IN CONNECTION WITH QUALIFIED
                    TRUSTS OR PLANS) ISSUED BY

                         #1 Franklin Square
                         Springfield, Illinois 62713
                         Telephone (800) 528-2011

     THIS PROSPECTUS DESCRIBES INDIVIDUAL IMMEDIATE AND DEFERRED VARIABLE ANNUITY CONTRACTS PROVIDING ANNUITY INSTALLMENTS FOR LIFE COMMENCING ON A MATURITY DATE SELECTED BY THE CONTRACT OWNER; OTHER SETTLEMENT OPTIONS ARE ALSO PROVIDED. THE BASIC PURPOSE OF THE VARIABLE CONTRACTS IS TO PROVIDE ANNUITY PAYMENTS WHICH WILL VARY WITH THE INVESTMENT PERFORMANCE OF FRANKLIN LIFE VARIABLE ANNUITY FUND B (THE "FUND"). THE FUND NO LONGER OFFERS NEW CONTRACTS.

     THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM APPRECIATION OF CAPITAL THROUGH INVESTMENT APPRECIATION AND THE RETENTION AND REINVESTMENT OF INCOME. THERE IS NO ASSURANCE THAT THIS OBJECTIVE WILL BE ATTAINED. GENERALLY, THE FUND'S INVESTMENTS WILL CONSIST OF EQUITY SECURITIES, MAINLY COMMON STOCKS.

                         ----------------------------------

  THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE KEPT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUND AND THE FRANKLIN IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 1998, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST. A STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED FROM THE FRANKLIN BY WRITING TO THE ADDRESS (ATTENTION: BOX 1018) OR CALLING THE TELEPHONE NUMBER (EXTENSION 2591) SET FORTH ABOVE OR BY RETURNING THE REQUEST FORM ON THE BACK COVER OF THIS PROSPECTUS. CERTAIN INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION IS SET FORTH ON PAGE 37 OF THIS PROSPECTUS.

                        -----------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
             EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
            ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                       TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         -----------------------------------

                   THE DATE OF THIS PROSPECTUS IS APRIL 30, 1998.

                                  TABLE OF CONTENTS


                                                                            Page
Special Terms..............................................................   3
Table of Deductions and Charges............................................   5
Summary....................................................................   7
Per-Unit Income and Changes in Accumulation Unit Value.....................   9
Introduction...............................................................  10
Description of the Separate Account........................................  11
Deductions and Charges Under the Contracts.................................  11
      A.   Sales and Administration Deductions.............................  11
      B.   Premium Taxes...................................................  14
      C.   Mortality and Expense Risk Charge...............................  14
      D.   Investment Management Service Charge............................  15
      E.   Transfers to Other Contracts....................................  15
      F.   Miscellaneous...................................................  15
The Contracts..............................................................  15
      A.   General.........................................................  15
      B.   Deferred Variable Annuity Accumulation Period...................  17
      C.   Annuity Period..................................................  25
Investment Policies and Restrictions of the Fund...........................  27
Federal Income Tax Status..................................................  30
Management.................................................................  33
Voting Rights..............................................................  33
Distribution of the Contracts..............................................  34
State Regulation...........................................................  34
Reports to Owners..........................................................  34
Fundamental Changes........................................................  34
Year 2000 Transition.......................................................  35
Legal Proceedings..........................................................  35
Registration Statement.....................................................  36
Other Variable Annuity Contracts...........................................  36
Table of Contents of Statement of Additional Information...................  37


--------------------------------------------------------------------------------

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON HAS BEEN AUTHORIZED BY THE FRANKLIN LIFE INSURANCE COMPANY, FRANKLIN FINANCIAL SERVICES CORPORATION OR FRANKLIN LIFE VARIABLE ANNUITY FUND B TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                    SPECIAL TERMS

The following is a glossary of certain terms used in this Prospectus:

ACCUMULATION UNIT-A measure used to determine the value of a Contract Owner's interest in the Fund prior to the initial Annuity Payment Date.

ANNUITY PAYMENT DATE-The date the first monthly Annuity Payment is to be made to the Variable Annuitant, and the same day of each month thereafter so long as the annuity is due. Depending on the Settlement Option elected, Annuity Payment Dates may occur on a periodic basis other than monthly.

ANNUITY PAYMENTS-Periodic payments made to a Variable Annuitant pursuant to a Contract. In certain circumstances, Annuity Payments may be paid to a Beneficiary after the death of a Variable Annuitant.

ANNUITY UNIT-A measure used to determine the value of Annuity Payments after the first.

BENEFICIARY-The person or persons designated by the Contract Owner to whom any payment due on death is payable.

CASH VALUE-The value of all Accumulation Units or Annuity Units attributable to a Contract.

CODE-The Internal Revenue Code of 1986, as amended.

CONTRACT-An individual variable annuity contract issued by Franklin Life Variable Annuity Fund B that is offered by this Prospectus.

CONTRACT ANNIVERSARY-An anniversary of the Effective Date of the Contract.

CONTRACT OWNER-The Contract Owner is the individual Variable Annuitant to whom the contract is issued or his or her assignee, or if an owner other than the Variable Annuitant is designated in the application for the Contract, such other person. When the term "Contract Owner" is used in the context of voting rights, it includes the owners of all Contracts which depend in whole or in part on the investment performance of the Fund.

CONTRACT YEAR-Each year starting with the Effective Date and each Contract Anniversary thereafter.

DEFERRED VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence at some future date. Included are periodic payment deferred contracts and single payment deferred contracts.

EFFECTIVE DATE-The date shown on the Schedule Page of the Contract as the date the first Contract Year begins.

FIXED-DOLLAR ANNUITY-An annuity contract which provides for Annuity Payments which remain fixed as to dollar amount throughout the Annuity Payment period.

HOME OFFICE-The Home Office of The Franklin located at #1 Franklin Square, Springfield, Illinois 62713.

IMMEDIATE VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence immediately rather than at some future date.

INDIVIDUAL RETIREMENT ANNUITY-An annuity contract described in Section 408(b) of the Code.

PERIODIC STIPULATED PAYMENT CONTRACT-An annuity contract which provides that payments made to purchase the contract will be made in periodic instalments rather than in a single sum.

SETTLEMENT OPTION OR OPTIONS-Alternative terms under which payment of the amounts due in settlement of the Contracts may be received.

SINGLE STIPULATED PAYMENT CONTRACT-An annuity contract which provides that the total payment to purchase the contract will be made in a single sum rather than in periodic instalments. Included are single payment immediate contracts and single payment deferred contracts.

STIPULATED PAYMENTS-The payment or payments provided to be made to The Franklin under a Contract.

THE FRANKLIN-The Franklin Life Insurance Company, an Illinois legal reserve stock life insurance company.

VALUATION DATE-Each date as of which the Accumulation Unit value is determined. This value is determined on each day (other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund) in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, as of the close of trading on that day.

VALUATION PERIOD-The period commencing on a Valuation Date and ending on the next Valuation Date.

VARIABLE ANNUITANT-Any natural person with respect to whom a Contract has been issued and a Variable Annuity has been, will be or (but for death) would have been effected thereunder. In certain circumstances, a Variable Annuitant may elect to receive Annuity Payments on a fixed-basis or a combination of a fixed and variable basis.

VARIABLE ANNUITY-An annuity contract which provides for a series of periodic annuity payments, the amounts of which may increase or decrease as a result of the investment experience of a separate account.

                           TABLE OF DEDUCTIONS AND CHARGES

Contract Owner Transaction Expenses

  Sales Load Imposed on Purchases (as a
  percentage of purchase payments)

     Single Stipulated Payment Contract      5.00%

     Periodic Stipulated Payment Contract    15.00% to 1.00% (for a Contract
                                             with a stipulated payment period of
                                             12 or more years; 4.33% aggregate
                                             over all years for a 12-year
                                             Contract)

                                             10.00% to 3.00% (for a Contract
                                             with a stipulated payment period of
                                             9 to 11 years; 4.44% aggregate over
                                             all years for a 9-year Contract)

                                             6.00% to 3.00% (for a Contract with
                                             a stipulated payment period of 6 to
                                             8 years; 4.50% aggregate over all
                                             years for a  6-year Contract)

                                             4.00% to 3.00% (for a Contract with
                                             a stipulated payment period of 2 to
                                             5 years; 4.00% aggregate over all
                                             years for a 2-year Contract)

  Administration Fee (as a percentage of
  purchase payment)

     Single Stipulated Payment Contract      $100

     Periodic Stipulated Payment Contract    0.00% to 10.00% (for a Contract
                                             with a stipulated payment period of
                                             12 or more years; 4.67% aggregate
                                             over all years for a 12-year
                                             Contract)

                                             3.00% to 10.00% (for a Contract
                                             with a stipulated payment period of
                                             9 to 11 years; 4.44% aggregate over
                                             all years for a 9-year Contract)

                                             3.00% to 6.00% (for a Contract with
                                             a stipulated payment period of 6 to
                                             8 years; 4.50% aggregate over all
                                             years for a 6-year Contract)

                                             3.00% to 5.00% (for a Contract with
                                             a stipulated payment period of 2 to
                                             5 years; 5.00% aggregate over all
                                             years for a 2-year Contract)

Annual Expenses
(as a percentage of average net assets)

   Management Fees                           0.44%
   Mortality and Expense Risk Fees
    Mortality Fees                           0.90%
    Expense Risk Fees                        0.10%
                                             -----

   Total Annual Expenses                     1.44%

Example


If you surrender your contract at the end of the applicable
time period:                                                     1 year    3 years   5 years   10 years
  You would pay the following expenses on a
  $1,000 investment, assuming 5% annual
  return on assets:

  Single Stipulated Payment Contract                             $ 162      $ 189     $ 217      $ 297

  Periodic Stipulated Payment Contracts:

    Stipulated Payment Period:
    12 years or more                                             $ 162      $ 189     $ 217      $ 297

    9 to 11 years                                                $ 162      $ 189     $ 217      $ 297

    6 to 8 years                                                 $ 123      $ 151     $ 180      $ 263

    2 to 5 years                                                 $ 103      $ 131     $ 162      $ 247

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The Table of Deductions and Charges is intended to assist Contract Owners in understanding the various fees and expenses that they bear directly or indirectly. Additional deductions may be made from Stipulated Payments for any premium taxes payable by The Franklin on the consideration received from the sale of the Contracts. See "Premium Taxes," below. For a more detailed description of such fees and expenses, see "Deductions and Charges under the Contracts," below. The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Fund averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

                                       SUMMARY

THE CONTRACTS

     The individual variable annuity contracts (the "Contracts") being offered by this Prospectus are designed for retirement planning for individuals. They are not designed for use in connection with employer-related plans or qualified plans and trusts (including Individual Retirement Annuities) accorded special tax treatment under the Code. The basic purpose of the Contracts is to provide Annuity Payments which will vary with the investment performance of Franklin Life Variable Annuity Fund B (the "Fund"). The Contracts provide Annuity Payments for life commencing on an initial Annuity Payment Date selected by the Contract Owner; other Settlement Options are provided. In the event of death prior to the initial Annuity Payment Date, the contract value is paid to the Beneficiary. Periodic Stipulated Payment Contracts and Single Stipulated Payment Contracts are offered. See "Introduction," and "The Contracts," below. At any time within 10 days after receipt of a Contract, the Contract Owner may return the Contract and receive a refund of any premium paid on the Contract. Additional refund rights apply to Periodic Stipulated Payment Contracts having a Stipulated Payment Period of more than five years. See "Withdrawal by the Contract Owner," below.

     Contracts held by a person (such as a corporation or partnership) who is not a natural person are subject to special federal income tax treatment and the income on such Contracts allocable to Stipulated Payments made after February 28, 1986 may, subject to certain exceptions, be taxable to the Contract Owner in the year earned. This special rule does not apply to Contracts held by natural persons. See "Federal Income Tax Status," below.

THE FUND AND ITS INVESTMENT OBJECTIVES

     The Fund is an open-end diversified management investment company. The primary investment objective of the Fund is long-term appreciation of capital through investment appreciation and retention and reinvestment of income. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The value of investments held in the Fund is subject to the risk of changing economic conditions as well as the risk inherent in management's ability to anticipate such changes. See "Investment Policies and Restrictions of the Fund," below.

INVESTMENT ADVISER; PRINCIPAL UNDERWRITER

     The Franklin Life Insurance Company ("The Franklin"), an Illinois legal reserve stock life insurance company, acts as investment adviser to the Fund. The Franklin is engaged in the writing of ordinary life policies, annuities and income protection policies. Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin, is the principal underwriter for the Fund. The Franklin is an indirect wholly-owned subsidiary of American General Corporation. See "Investment Management Service Charge," and "Distribution of the Contracts," below.

DEDUCTIONS AND CHARGES

The deductions and charges applicable to a Contract are illustrated in the Table of Deductions and Charges that appears immediately before this summary. In the case of Periodic Stipulated Payment Contracts, a deduction, which varies depending upon the length of the Stipulated Payment period agreed upon in the Contract and the Contract Year with respect to which the payment is scheduled to be made, is made for sales and administrative expenses. Over the entire life of a 12-year Periodic Stipulated Payment Contract, total deductions equal to 4.33% of all periodic payments are made for sales expenses and total deductions equal to 4.67% of all periodic payments are made for administrative expenses (for a combined total of 9%); the combined total deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (4.76% for sales expenses and 5.13% for administrative expenses). During the first four years of a 12-year contract, however, combined total deductions amount to 17.65%. In the case of a Single Stipulated Payment Contract, a deduction equal to 5% of the total single payment is made for sales expenses and a deduction of $100 is made for administrative expenses (for a combined total, in the case of a minimum Single Stipulated Payment Contract sold, of 9%). In the case of a minimum Single Stipulated Payment Contract sold, the combined deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (5.49% for sales expenses and 4.40% for administrative expenses). Any applicable state or local taxes on the Stipulated Payments (currently, up to 5%) also are deducted from the Single or Periodic Stipulated Payments. The amount remaining after deductions is allocated to the Fund. See "Sales and Administration Deductions," "Transfers to Other Contracts," and "Premium Taxes," below.

     The Contracts include The Franklin's undertaking that deductions for sales and administrative expenses will not be increased regardless of the actual expenses incurred, and that the Variable Annuity Payments will be paid for the lifetime of the Variable Annuitant (and, in the case of a joint and last survivor annuity, for the joint lives of the persons specified) commencing on the selected initial Annuity Payment Date based on the mortality assumptions contained in the Contract, regardless of the actual mortality experience among the Variable Annuitants. In exchange for these undertakings, a charge of 1.002% of net asset value on an annual basis is made daily against the Fund
(consisting of 0.900% for The Franklin's assurances of annuity rates or mortality factors and 0.102% for The Franklin's assurances of expense factors). A charge of 0.438% of net asset value on an annual basis is also made daily against the Fund for investment management services by The Franklin. The charges for annuity rate assurances, expense assurances and investment management services thus aggregate 1.440% of net asset value on an annual basis. See "Mortality and Expense Risk Charge," and "Investment Management Service Charge," below.

MINIMUM PERMITTED INVESTMENT


     The minimum single Stipulated Payment is $2,500. The minimum Periodic Stipulated Payment Contract sold is one under which the periodic Stipulated Payment (after an initial $20 payment) is currently $10 ($120 on an annual basis). See "Purchase Limits," below.

NEW CONTRACTS NO LONGER BEING ISSUED

      The Fund no longer issues new Contracts.

REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the Contract's initial Annuity Payment Date, may redeem all or part of the Contract and receive the Cash Value (equal to the number of Accumulation Units credited to the part of the Contract redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received less federal income tax withholding, if applicable. For information as to Accumulation Units, see "Value of the Accumulation Unit," below. Subject to certain limitations, the Contract Owner may elect to have all or a portion of the amount due upon a total redemption of a Contract applied under certain Settlement Options or applied toward the purchase of other annuity or insurance products offered by The Franklin. Federal tax penalties may apply to certain redemptions. See "Redemption," "Transfers to and from Other Contracts," "Settlement Options, "The Contracts," and "Federal Income Tax Status," below.

TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate Contracts the Cash Value of which has been less than $500 for three years if the Stipulated Payments in the amount of $120 have not been made in each of the three contract years of such period, but The Franklin has agreed not to exercise this right in certain cirumstances. See "Termination by The Franklin," below.

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B
                             SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                 (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                         OUTSTANDING THROUGHOUT EACH YEAR)

The financial information in this table for each of the three years in the period ended December 31, 1997 has been audited by Ernst & Young LLP, independent auditors. The financial information in this table for each of the two years in the period ended December 31, 1994 was audited by Coopers & Lybrand L.L.P., independent accountants. This table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                       YEAR ENDED DECEMBER 31
                               ----------------------------------------------------------------------------------------------------
                                  1997      1996      1995      1994      1993       1992     1991      1990      1989      1988
                               ----------------------------------------------------------------------------------------------------
Investment Income                 $2.025    $1.777    $2.043    $1.569    $1.305    $1.120    $1.197    $1.303    $1.271    $1.102
Expenses                           1.447     1.169      .935      .850      .841      .766      .691      .595      .541      .463
                               ----------------------------------------------------------------------------------------------------
Net Investment income               .578      .608     1.108      .719      .464      .354      .506      .708      .730      .639
Net realized and unrealized
   gain (loss) on securities      23.136    13.251    14.278     (.943)    1.697     1.236    13.776    (1.871)    7.822      .016
                               ----------------------------------------------------------------------------------------------------
Net change in accumulation
   unit value                     23.714    13.859    15.386     (.224)    2.161     1.590    14.282    (1.163)    8.552      .655
Accumulation unit value:
   Beginning of year              86.875    73.016    57.630    57.854    55.693    54.103    39.821    40.984    32.432    31.777
                               ----------------------------------------------------------------------------------------------------
End of year                     $110.589   $86.875   $73.016   $57.630   $57.854   $55.693   $54.103   $39.821   $40.984   $32.432
                               ----------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------------

Ratio of expenses to average
   net assets                      1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%
Ratio of net investment income
   to average net assets            .58%      .75%     1.71%     1.22%      .80%      .67%     1.05%     1.71%     1.94%     1.99%
Portfolio turnover rate             .67%     3.35%    22.26%    82.18%    61.50%    60.64%    24.18%    28.41%    64.08%    81.20%
Number of accumulation units
   outstanding at end of year     16,323    18,648    21,059    23,165    26,542    29,973    31,205    48,192    53,877    61,038
                               ----------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------------


                                FINANCIAL STATEMENTS

     The Financial Statements for the Fund and The Franklin and the reports of the independent auditors and accountants for the Fund and The Franklin are included in the Statement of Additional Information.

                                    INTRODUCTION

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B

                  INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE FRANKLIN LIFE INSURANCE COMPANY

     The Contracts offered by this Prospectus are designed primarily to assist in retirement planning for individuals. They are not designed for use in connection with employer-related plans or qualified plans and trusts (including Individual Retirement Annuities) accorded special tax treatment under the Code. The Contracts provide Annuity Payments for life commencing on a selected Annuity Payment Date; other Settlement Options are available. The amount of the Annuity Payments will vary with the investment performance of the assets of the Fund, a separate account which has been established by The Franklin Life Insurance Company ("The Franklin") under Illinois insurance law. For the primary investment objective of the Fund, see "Investment Policies and Restrictions of the Fund," below.

     Pursuant to this Prospectus, The Franklin offers two types of Contracts: those under which Annuity Payments to the Variable Annuitant commence immediately-"Immediate Variable Annuities"-and those under which Annuity Payments to the Variable Annuitant commence in the future-"Deferred Variable Annuities." Deferred Variable Annuities may be purchased either with periodic Stipulated Payments or with a single Stipulated Payment, while Immediate Variable Annuities may only be purchased with a single Stipulated Payment.

     The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its Home Office is located at #1 Franklin Square, Springfield, Illinois 62713.

     American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American
General is 2929 Allen Parkway, Houston, Texas 77019-2155.

     American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

     The Contract Owner may elect to have a portion of the Stipulated Payment or Payments applied by The Franklin for the purchase of a Fixed-Dollar Annuity. Fixed-Dollar Annuity Contracts do not, however, participate in the Fund and the Contracts are transferred to the general account of The Franklin. In cases where both a Fixed-Dollar and a Variable Annuity are provided under the same Contract, either annuity may be terminated and the Cash Value obtained or other Settlement Option elected by the Contract Owner, at any time prior to commencement of annuity instalments by The Franklin; under these circumstances, the other annuity may be continued in effect, provided that the annual Stipulated Payment allocated to the other annuity satisfies The Franklin's usual underwriting practices. These practices presently require that each periodic Stipulated Payment (other than the first payment, which must be at least $20) which purchases the Variable Annuity be at least $10. See generally "Redemption," and "Settlement Options," below.

     Unless otherwise indicated in this Prospectus, the discussion of the Contracts herein refers to Variable Annuity Contracts, or to the Variable Annuity portion in cases where both a Variable and a Fixed-Dollar Annuity are provided in the same Contract, and not to any Fixed-Dollar Annuity. Provisions relating to a Fixed-Dollar Annuity and a Variable Annuity are separate, and neither is dependent upon the other in its operations.

     The discussion of Contract terms herein in many cases summarizes those terms. Reference is made to the full text of the Contract forms, which are filed with the Securities and Exchange Commission as exhibits to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of which this Prospectus is a part.

                         DESCRIPTION OF THE SEPARATE ACCOUNT

     The Fund was established as a separate account on April 1, 1970 by resolution of the Board of Directors of The Franklin pursuant to the provisions of the Illinois Insurance Code. The Fund is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not involve supervision of the management or investment practices or policies of the Fund or of The Franklin by the Commission. The Board of Managers of the Fund must be elected annually by Contract Owners. A majority of the members of the Board of Managers are persons who are not otherwise affiliated with The Franklin. See "Management," below. The Fund meets the definition of a "Separate Account" under the federal securities laws.

     Under the provisions of the Illinois Insurance Code: (i) the income, gains or losses of the Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the Contracts, without regard to the other income, gains or losses of The Franklin; and (ii) the assets of the Fund are not chargeable with liabilities arising out of The Franklin's other business activities, including liabilities of any other separate account which may be established. These assets are held with relation to the Contracts described in this Prospectus and such other Variable Annuity contracts as may be issued by The Franklin and designated by it as participating in the Fund.
All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of The Franklin. Accordingly, all of The Franklin's assets (except those allocated to other separate accounts which have been or may be established) are available to meet its obligations and expenses under the Contracts participating in the Fund.

     The Franklin is taxed as a "life insurance company" under the Code. The Fund is subject to tax as part of The Franklin for federal income tax purposes. However, the operations of the Fund are considered separately from the other operations of The Franklin in computing The Franklin's tax liability and the Fund is not affected by federal income taxes paid by The Franklin with respect to its other operations. The operations of the Fund are treated separately from the other operations of The Franklin for accounting and financial statement purposes. Under existing law, no federal income tax is payable by The Franklin on investment income and realized capital gains of the Fund. See "Federal Income Tax Status," below.


                      DEDUCTIONS AND CHARGES UNDER THE CONTRACTS

     The Franklin deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the sales deductions may not fully cover all of the sales and distribution expenses actually incurred by The Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.


A.   SALES AND ADMINISTRATION DEDUCTIONS

     Deductions will be made as follows for sales expenses with respect to the Contracts and administrative expenses with respect to the Contracts and the
Fund:

     (1) Under Single Stipulated Payment Contracts, a deduction of $100 is made from the single payment for administrative expenses. In addition, a sales expense deduction of 5% of the total payment is made from the single Stipulated Payment. In the case of the minimum Single Stipulated Payment Contract sold (which is $2,500), the combined deductions for administrative expenses and sales expenses amount to 9.89% of the net amount invested (5.49% for sales expenses and 4.40% for administrative expenses) assuming no premium taxes are applicable.

     (2) Under Periodic Stipulated Payment Contracts, a sales and administration deduction is made from each Stipulated Payment. The amount of the deduction varies depending upon the length of the stipulated payment period agreed upon in the Contract and the Contract Year with respect to which a payment is scheduled to be made. The deductions are applied whether the Stipulated Payment is made on time or in arrears. Prepayments will not be accepted. The following tables indicate the deductions made:

                                             STIPULATED PAYMENT PERIOD OF 12 OR MORE YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                            AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                           SALES      ADMINISTRATION      TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR      DEDUCTION      DEDUCTION       DEDUCTION      DEDUCTION     DEDUCTION      DEDUCTION
---------------------------------------------------------------------------------------------------------------
             1             17.65%          0.00%         17.65%            15%             0%            15%
          2 to 4            5.88%         11.76%         17.65%             5%            10%            15%
             5              5.56%          5.56%         11.11%             5%             5%            10%
          6 to 10           3.19%          3.19%          6.38%             3%             3%             6%
    11 or subsequent        1.04%          3.13%          4.17%             1%             3%             4%
    AGGREGATE OVER ALL
       YEARS FOR A
    12-YEAR CONTRACT:       4.76%          5.13%          9.89%          4.33%          4.67%             9%

                                             STIPULATED PAYMENT PERIOD OF 9-11 YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                            AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                            SALES      ADMINISTRATION     TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR      DEDUCTION      DEDUCTION       DEDUCTION      DEDUCTION     DEDUCTION       DEDUCTION
---------------------------------------------------------------------------------------------------------------
             1             11.78%          5.88%         17.65%            10%             5%            15%
             2              5.88%         11.76%         17.65%             5%            10%            15%
          3 to 4            5.56%          5.56%         11.11%             5%             5%            10%
          5 to 11           3.19%          3.19%          6.38%             3%             3%             6%
    AGGREGATE OVER ALL
       YEARS FOR A
    9-YEAR CONTRACT:        4.88%          4.88%          9.76%          4.44%          4.44%          8.89%

                                             STIPULATED PAYMENT PERIOD OF 6-8 YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                              AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                            SALES      ADMINISTRATION     TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR       DEDUCTION      DEDUCTION      DEDUCTION      DEDUCTION      DEDUCTION      DEDUCTION
---------------------------------------------------------------------------------------------------------------
             1              6.74%          5.62%         12.36%             6%             5%            11%
             2              5.62%          6.74%         12.36%             5%             6%            11%
         3 to 4             5.56%          5.56%         11.11%             5%             5%            10%
      5 or subsequent       3.19%          3.19%          6.38%             3%             3%             6%
     AGGREGATE OVER ALL
        YEARS FOR A
      6-YEAR CONTRACT:      4.95%          4.95%          9.89%          4.50%          4.50%             9%

                                              STIPULATED PAYMENT PERIOD OF 2-5 YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                            AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                            SALES      ADMINISTRATION     TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR       DEDUCTION      DEDUCTION       DEDUCTION      DEDUCTION     DEDUCTION      DEDUCTION
---------------------------------------------------------------------------------------------------------------
         1 to 4             4.40%          5.49%          9.89%             4%             5%             9%
            5               3.19%          3.19%          6.38%             3%             3%             6%
   AGGREGATE OVER ALL
      YEARS FOR A
    2-YEAR CONTRACT:        4.40%          5.49%          9.89%             4%             5%             9%

NOTE: The foregoing tables assume that no premium taxes are payable in the jurisdiction in question. See discussion under "Premium Taxes," below. Percentage figures may not add due to rounding.

     Deductions for sales expenses are made pursuant to a Sales Agreement with Franklin Financial Services Corporation ("Franklin Financial"). See "Distribution of the Contracts," below, and in the Statement of Additional Information. Deductions for administrative expenses, and for mortality and expense risk assurances discussed under "Mortality and Expense Risk Charge," below, are made pursuant to an Administration Agreement dated March 23, 1972 between the Fund and The Franklin. The Administration Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

     The Franklin will not accept more than the stipulated dollar amounts of payments on any Contract except in the case of a Contract having a Stipulated Payment period of 12 or more years. In the case of monthly Stipulated Payment Contracts, where the Stipulated Payment per month (subsequent to the initial payment) is less than $20, the initial monthly payment must be at least $20, and the total payments to be received during the first Contract Year will be twelve times the amount of the Stipulated Payment per month (subsequent to the initial payment). This will be done either by ending the first Contract Year earlier than twelve months after the receipt of the initial Stipulated Payment or by omitting certain monthly payments which otherwise would follow the initial payment. The purpose of this procedure is to prevent the imposition of total deductions over the life of the contract in an amount in excess of the amounts set forth in the tables above opposite the items "Aggregate over all years" for sample Contracts.

     The table below illustrates, in the case of assumed Contracts for 10 years and for 15 years providing for stipulated monthly payments amounting to $50 per month, the allocation of the cumulative payments and deductions at the end of certain specified periods of time. In Contracts for less than nine years, the amounts deducted from the earlier Stipulated Payments are less than those deducted from the Stipulated Payments in the earlier periods for the Contracts illustrated in the table, and, accordingly, in those Contracts proportionately more of the total Stipulated Payments would be invested at the end of one, two and five years than in the case of the illustrations given.

10 YEAR CONTRACT

AT THE END OF. . . . . . . . .              10 YEARS                 1 YEAR                   2 YEARS                 5 YEARS
                                         (120 PAYMENTS)           (13 PAYMENTS)            (25 PAYMENTS)           (61 PAYMENTS)
-----------------------------------------------------------------------------------------------------------------------------------

                                      Amount            %     Amount            %       Amount           %     Amount         %
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PAYMENTS . . . . . . . . .    $6,000.00     100.00%     $650.00     100.00%     $1,250.00    100.00%   $3,050.00     100.00%
DEDUCT:
 SALES EXPENSE DEDUCTION . . . .       258.00       4.30%       62.50       9.61%         92.50      7.40%      169.50      5.555%
 ADMINISTRATION DEDUCTION. . . .       258.00       4.30%       35.00       5.39%         92.50      7.40%      169.50      5.555%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DEDUCTIONS. . . . . . . .    $  516.00       8.60%     $ 97.50      15.00%     $  185.00     14.80%   $  339.00     11.110%
NET AMOUNT INVESTED. . . . . . .    $5,484.00      91.40%     $552.50      85.00%     $1,065.00     85.20%   $2,711.00     88.890%

15 YEAR CONTRACT

AT THE END OF . . . . . . . . .             15 YEARS                 1 YEAR                   2 YEARS                5 YEARS
                                         (180 PAYMENTS)           (13 PAYMENTS)            (25 PAYMENTS)          (61 PAYMENTS)
-----------------------------------------------------------------------------------------------------------------------------------

                                      Amount            %     Amount            %       Amount           %     Amount            %
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PAYMENTS . . . . . . . . .    $9,000.00     100.00%     $650.00     100.00%     $1,250.00    100.00%   $3,050.00     100.00%
DEDUCT:
 SALES EXPENSE DEDUCTION . . . .       330.00       3.67%       92.50      14.23%        122.50      9.80%      211.50      6.935%
 ADMINISTRATION DEDUCTION. . . .       390.00       4.33%        5.00       0.77%         65.00      5.20%      211.50      6.935%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DEDUCTIONS. . . . . . . .    $  720.00       8.00%     $ 97.50      15.00%     $  187.50     15.00%   $  423.00     13.870%
NET AMOUNT INVESTED. . . . . . .    $8,280.00      92.00%     $552.50      85.00%     $1,062.50     85.00%   $2,627.00     86.130%

NOTE: The foregoing table assumes that no premium taxes are payable in the jurisdiction in question. See the discussion under "Premium Taxes," below. The percentages shown are percentages of the total payments made.

     The total deductions made in respect of sales expenses of Franklin Financial in 1995, 1996 and 1997 were $825, $370 and $402, respectively, and all such amounts were retained on behalf of Franklin Financial.



     The administration deductions are designed to cover the actual expenses of administering the Contracts and the Fund. The aggregate dollar amounts of the administration deductions for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,316, $632 and $689, respectively.


B.   PREMIUM TAXES


     At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% are charged by various jurisdictions in which The Franklin is transacting business and in which it may, after appropriate qualification, offer Contracts.


C.   MORTALITY AND EXPENSE RISK CHARGE

     While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual expenses of the Contracts and the Fund over the maximum administration deductions provided for in the Contracts. The Franklin assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Variable Annuitant lives longer than expected (or the Variable Annuitants as a class do so) and also assumes the risk that the administration deductions may be insufficient to cover the actual expenses of the administration of the Contracts and of the Fund (except those expenses listed under "Investment Management Service Charge," immediately below, which the Fund will bear). The Franklin assumes these risks for the duration of the Contract and the annuity rate, mortality and expense risk deductions and charges set forth herein will not be increased beyond the stated maximum with respect thereto regardless of the actual mortality and expense experience. The mortality risk charge is imposed regardless of whether or not the payment option selected involves a life contingency.

     For assuming these risks, The Franklin imposes a daily charge against the value of the Accumulation Unit and the Annuity Unit. (For further information as to the Accumulation Unit and the Annuity Unit, see "Deferred Variable Annuity Accumulation Period" and "Annuity Period," below.) These charges are at the combined annual rate of 1.002% (.002745% on a daily basis), of which .900% is for annuity rate and mortality assurances and .102% is for expense assurances. If the money collected from this charge is not needed, it will be to The Franklin's gain and may be used to cover contract distribution expenses.


     During 1995, 1996 and 1997, The Franklin earned and was paid $14,273, $15,752 and $17,759, respectively, by reason of these charges. Such charges during 1997 were equal to 1.002% of average net assets.

D.   INVESTMENT MANAGEMENT SERVICE CHARGE

     The Franklin acts as investment manager of the Fund. For acting as such, The Franklin makes a charge against the Fund at the annual rate of 0.438% of the Fund's assets, computed by imposing a daily charge of 0.0012% against the value of the Accumulation Unit and of the Annuity Unit in determining those values. The investment management services are rendered and the charge is made pursuant to an Investment Management Agreement executed and dated January 31, 1995, pursuant to approval by the Contract Owners at their annual meeting held on April 17, 1995, and renewal to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The Investment Management Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.


     During 1995, 1996 and 1997, The Franklin earned and was paid $6,240, $6,886 and $7,765, respectively, under the Investment Management Agreement then in effect.


E.   TRANSFERS TO OTHER CONTRACTS

     Contracts may be redeemed prior to the death of the Variable Annuitant and the initial Annuity Payment Date and the Cash Value (less the required amount of federal income tax withholding, if any) may be applied to the purchase of certain other Variable Annuities, Fixed-Dollar Annuities or life insurance contracts issued by The Franklin. Franklin Life Variable Annuity Fund A and Franklin Life Money Market Variable Annuity Fund C, other separate accounts of The Franklin funding Variable Annuity contracts, no longer issue new Variable Annuity contracts.

     It is not clear whether gain or loss will be recognized for federal income tax purposes upon the redemption of a Contract, another annuity contract or life insurance contract issued by The Franklin for purposes of applying the redemption proceeds to the purchase of another contract issued by The Franklin. Federal tax penalties may also apply to such redemptions. Since the income and withholding tax consequences of such redemption and purchase depend on many factors, any person contemplating redemption of a Contract or another contract issued by The Franklin for purposes of purchasing a different contract issued by The Franklin (or any other contract) is advised to consult a qualified tax advisor prior to the time of redemption. Contract Owners who are not natural persons should also consider whether such a redemption would cause them to lose certain advantages applicable to stipulated payments made on or before February 28, 1986. See "Federal Income Tax Status-The Contracts," below.

F.  MISCELLANEOUS


     The Fund's total expenses for 1997 were $25,524, or 1.440% of average net assets during 1997.


                                   THE CONTRACTS

A.   GENERAL

     Certain significant provisions of the Contracts and administrative practices of The Franklin with respect thereto are discussed in the following paragraphs.

     Contract Owner inquiries may be directed to the Equity Administration Department of The Franklin at the address or telephone number set forth on the cover of this Prospectus.

     1.  ANNUITY PAYMENTS

     Variable Annuity Payments are determined on the basis of (i) an annuity rate table specified in the Contract, which reflects the age and sex of the Variable Annuitant and the type of Settlement Option selected, and (ii) the investment performance of the Fund. In the case of Deferred Variable
Annuities, the annuity rate table is set forth in the Contract. In the case of Immediate Variable Annuities, the table is that used by The Franklin on the date of issue of the Contract. The amount of the Annuity Payments will not be affected by mortality experience adverse to The Franklin or by an increase in The Franklin's expenses related to the Fund or the Contracts in excess of the expense deductions provided for in the Contracts. The Variable Annuitant under an annuity with a life contingency or one providing for a number of Annuity Payments certain will receive the value of a fixed number of Annuity Units each month, determined as of the initial Annuity Payment Date on the basis of the applicable annuity rate table and the then value of his or her account. The value of Annuity Units, and thus the amounts of the monthly Annuity Payments, will, however, reflect investment gains and losses and investment income occurring after the initial Annuity Payment Date, and thus the amount of the Annuity Payments will vary with the investment experience of the Fund. See "Annuity Period," below.

     2. DECREASE BY CONTRACT OWNER IN AMOUNT OF PERIODIC STIPULATED PAYMENTS; INCREASE BY CONTRACT OWNER IN NUMBER OF PERIODIC STIPULATED PAYMENTS

     Stipulated Payments can be paid on an annual, semi-annual or quarterly schedule or, with The Franklin's consent, monthly. The first Stipulated Payment is due as of the date of issue and each subsequent Stipulated Payment is due on the first day following the interval covered by the next preceding Stipulated Payment and on the same date each month as the date of issue. Subject to the limitations described under "Purchase Limits," below, the amount of a periodic Stipulated Payment may be decreased by the Contract Owner on any date a Stipulated Payment is due. Submission of a Stipulated Payment in an amount less than that of the previous Stipulated Payment, subject to the aforesaid purchase limits, will constitute notice of the election of the Contract Owner to make such change. After such a decrease, the Contract Owner is permitted to increase his periodic Stipulated Payments up to, but not in excess of, the amount originally provided in the Contract. Unless otherwise agreed to by The Franklin, the mode of Stipulated Payment may be changed only on a Contract Anniversary.

     In the case of Contracts having a Stipulated Payment period of 12 years or more, the Contract Owner may continue making Stipulated Payments after the agreed amount of Stipulated Payments has been made, subject to the limitation that no more than twice the amount of Stipulated Payments specified in the Contract will be received by The Franklin, and The Franklin reserves the right not to accept the Stipulated Payments after age 75. The deductions for sales and administrative expenses from these additional Stipulated Payments will be that applicable to Stipulated Payments in the final agreed year for Stipulated Payments as set forth in the table as to Stipulated Payment periods of 12 or more years under "Sales and Administration Deductions," above. No similar privilege is available with respect to Contracts having a Stipulated Payment period of less than 12 years.

     3.  ASSIGNMENT OR PLEDGE

     A Contract may be assigned by the Contract Owner or pledged by him or her as collateral security as provided in the Contract. The Franklin will make Contract loans only as provided under "Contract Loans," below. Assignments or pledges of the Contract and Contract loans will be treated as distributions that may be taxable. Moreover, in certain instances, pledges or assignments of the Contract and Contract Loans may result in the imposition of certain tax penalties. See "Federal Income Tax Status-The Contracts," below.

     Persons contemplating the assignment or pledge of a Contract are advised to consult a qualified tax advisor concerning the federal income tax consequences thereof.

     4.  PURCHASE LIMITS


     No single Stipulated Payment may be less than $2,500. Currently, no periodic Stipulated Payment may be less than $120 on an annual basis, $60 on a semiannual basis, and $30 on a quarterly basis; and, in the case of monthly Stipulated Payment contracts, the initial payment must be at least $20 and each subsequent periodic payment at least $10. Under the terms of the Contract, The Franklin may increase the minimum periodic Stipulated Payment to $20 ($240 on an annual basis).


     5.  TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate any Contract if total Stipulated Payments paid are less than $120 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Valueis less than $500 at the end of such three-year period. Under the terms of the Contract, The Franklin may terminate such Contract if total Stipulated Payments paid are less than $240 in each of such three consecutive Contract Years and if the Cash Value is less than $500 at the end of such three-year period. The Franklin must give 31 days' notice by mail to the Contract Owner of such termination. The Franklin will not exercise any right to terminate such Contract if the value of the Contract declines to less than $500 as a result of a decline in the market value of the securities held by the Fund.

     Upon termination as described above, The Franklin will pay to the Contract Owner the Cash Value of the Contract, less federal income tax withholding and any indebtedness, if applicable. For certain tax consequences upon such payment, see "Federal Income Tax Status," below.

     6.  WITHDRAWAL BY THE CONTRACT OWNER

     A Contract Owner has the right to revoke the purchase of a Contract within 10 days after receipt of the Contract, and upon such revocation will be entitled to a return of the entire amount paid.

     In addition, with respect to any Periodic Stipulated Payment Contract having a Stipulated Payment period of more than five years, The Franklin will send to the Contract Owner of such Contract, within 60 days after the Date of Issue, a statement of charges to be deducted from the Stipulated Payments and a notice of the right to withdraw from the Contract, which may be exercised by surrendering the Contract within 45 days after the mailing of the notice. In the case of such surrender, the Contract Owner will be entitled to the Cash Value of the Contract, plus an amount, payable by The Franklin or by Franklin Financial Services Corporation, distributor of the Contracts, equal to the difference between the gross payments made on the Contract and the net amount invested. The Franklin has guaranteed the obligations of Franklin Financial Services Corporation in this respect and accordingly, in connection with The Franklin's ability to meet these obligations, the financial statements of The Franklin contained herein should be considered. Payments upon such surrender may be subject to federal income tax withholding and federal tax penalties.
See "Income Tax Withholding," below and "Federal Income Tax Status-The Contracts," below.

     Any request for revocation or withdrawal must be made by mailing or hand-delivering the Contract and a written request for revocation or withdrawal within the applicable time period either to The Franklin Life Insurance Company, Cashiers Department, #1 Franklin Square, Springfield, Illinois 62713, or to the agent from whom the Contract was purchased. In general, notice of revocation given by mail is deemed to be given on the date of the postmark, or, if sent by certified or registered mail, the date of certification or registration.

     7.   NEW CONTRACTS NO LONGER BEING ISSUED

     The Fund no longer issues new Contracts.

B.   DEFERRED VARIABLE ANNUITY ACCUMULATION PERIOD

     1. CREDITING ACCUMULATION UNITS; DEDUCTIONS FOR SALES AND ADMINISTRATIVE EXPENSES

     During the accumulation period-the period before the initial Annuity Payment Date-deductions from Stipulated Payments for sales and administrative expenses are made as specified under "Deductions and Charges Under the Contracts," above. In addition, any applicable premium taxes, also as specified above under that caption, are deducted from the Stipulated Payments. The balance of each Stipulated Payment is credited to the Contract Owner in the form of Accumulation Units.

     The number of a Contract Owner's Accumulation Units is determined by dividing the net amount of Stipulated Payments credited to his or her Contract by the value of an Accumulation Unit at the end of the Valuation Period during which the Stipulated Payment is received, except that, in the case of the original application for a Variable Annuity Contract, the value of an Accumulation Unit within two business days after receipt of the application will be used if the application and all information necessary to process the application are complete upon receipt. If the application and such information are not complete upon receipt, The Franklin, within five days after the receipt of an original application and initial payment at the Home Office of The Franklin, will attempt to complete the application and will either accept the application or reject the application and return the initial payment.

     The number of Accumulation Units so determined will not be changed by any subsequent change in the dollar value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Fund.

     2.  VALUATION OF A CONTRACT OWNER'S CONTRACT

     The Cash Value of a Contract at any time prior to the initial Annuity Payment Date can be determined by multiplying the total number of Accumulation Units credited to the account by the current Accumulation Unit value. The Contract Owner bears the investment risk, that is, the risk that market values may decline. There is no assurance that the Cash Value of the Contract will equal or exceed the Stipulated Payments made. A Contract Owner may obtain from the Home Office of The Franklin information as to the current value of an Accumulation Unit and the number of Accumulation Units credited to his or her Contract.

     3.  VALUE OF THE ACCUMULATION UNIT

     The value of an Accumulation Unit was set at $10 effective July 1, 1971. Accumulation Units currently are valued each Valuation Date (each day in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund, as of the close of trading on that day). After the close of trading on a Valuation Date, or on a day when Accumulation Units are not valued, the value of an Accumulation Unit is equal to its value as of the immediately following Valuation Date. The value of an Accumulation Unit on the last day of any Valuation Period is determined by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the Net Investment Factor (defined below) for the current Valuation Period.

     At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of the Fund for the Valuation Period. Such rate is equal to (i) accrued investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the Fund (adjusted by a deduction for the payment of any applicable state or local taxes as to the income or capital gains of the Fund) divided by (ii) the value of the assets of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.

     The net investment rate for the Valuation Period is then determined by deducting, currently, .003945% (1.440% on an annual basis) for each day of the Valuation Period as a charge against the gross investment rate. This charge is made by The Franklin for providing investment management services, annuity rate or mortality assurances and expense assurances. See "Deductions and Charges Under the Contracts," above.

     The net investment factor for the Valuation Period is the sum of 1.00000000 plus the net investment rate for the Valuation Period ("Net Investment
Factor").

     The net investment rate may be negative if the combined capital losses, Valuation Period deductions and increase in the tax reserve exceed investment income and capital gains. Thus, the Net Investment Factor may be less than 1.00000000, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

     4.  VALUATION OF FUND ASSETS

     In determining the value of the assets of the Fund, each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on such day, then thevalue of such security is taken to be the current bid price at the time as of which the value is being ascertained. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the current bid price on the Valuation Date. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

     5.  REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, may redeem the Contract in whole, or in part, by submission of the Contract and a written request for its redemption to The Franklin's Home Office, and will receive the Cash Value of the part of the Contract redeemed. The Cash Value of a Contract or part thereof redeemed prior to the initial Annuity Payment Date is the number of Accumulation Units credited to the Contract (or that part so redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received. Except in the limited circumstances described below, the payment of the Cash Value will be made within seven days after the date a properly completed and documented request for redemption is received by The Franklin at its Home Office. The right of redemption may be suspended or the date of payment postponed during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings); when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or for such other periods as the Securities and Exchange Commission by order may permit to protect Contract Owners.

     Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity, a request for partial redemption, if no other indication is obtained from the Contract Owner, will be treated as a pro rata request for partial redemption of the Variable Annuity and the Fixed-Dollar Annuity.

     In lieu of a single payment of the amount due upon redemption of a Contract, the Contract Owner may elect, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, to have all or any portion of the amount due applied under any available Settlement Option. See "Settlement Options," below. However, no Settlement Option may be elected upon redemption without surrender of the entire Contract.

     The payment of the Cash Value of a redeemed Contract either in a single payment or under an available Settlement Option may be subject to federal income tax withholding and federal tax penalties. See "Federal Income Tax Status," below.

     6.  PAYMENT OF ACCUMULATED VALUE AT TIME OF DEATH

     In the event of the death of the Variable Annuitant prior to the initial Annuity Payment Date, death benefits payable to the surviving beneficiary will be paid by The Franklin within seven days of receipt by The Franklin of written notice of such death. The death proceeds payable will be the Cash Value of the Contract determined as of the date on which written notice of death is received by The Franklin by mail if such date is a Valuation Date; if such date is not a Valuation Date, the determination will be made on the next following Valuation Date. There is no assurance that the Cash Value of a Contract will equal or exceed the Stipulated Payments made. For the method of valuation of Accumulation Units, see "Crediting Accumulation Units; Deductions for Sales and Administration Expenses," above.

     The Code imposes certain distribution requirements which affect the payment of death benefits. See "Settlement Options," below. Subject to these requirements, the Contract Owner may, at any time prior to the initial Annuity Payment Date, elect that all or any portion of such death proceeds be paid to the Beneficiary under any one of the available Settlement Options. If the Contract Owner has not made such an election, the Beneficiary may do so after the death of the Variable Annuitant. The Contract Owner or the Beneficiary, whichever selects the method of settlement, may designate contingent Beneficiaries to receive any other amounts due should the first Beneficiary die before completion of the specified payments. If neither the Contract

Owner nor the Beneficiary elects payment of death proceeds under an available Settlement Option, payment will be made to the Beneficiary in a single sum.

     Death proceeds may be applied to provide variable payments, fixed-dollar payments or a combination of both.

     The payment of death proceeds may be subject to federal income tax withholding. See "Income Tax Withholding," below.

     7.  OPTIONS UPON FAILURE TO MAKE STIPULATED PAYMENTS

     Upon a failure to make a Stipulated Payment under a Periodic Stipulated Payment Contract, subject to The Franklin's power of termination described under "Termination by The Franklin," above, and subject to the right of The Franklin to pay the value of the Contract Owner's account in a single sum at the initial Annuity Payment Date if the value on such date is less than $2,000, the Contract Owner may elect, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, either of the following options:

     (a) to exercise any of the available Settlement Options described under "Settlement Options," below, or redeem the Contract as described under "Redemption," above; or

     (b) to have the Contract continued from the date of failure to make a Stipulated Payment as a paid-up annuity to commence on the initial Annuity Payment Date stated in the Contract.

     If no option is elected by the Contract Owner within 31 days after failure to make a Stipulated Payment, the Contract will automatically be continued under the paid-up annuity option.

     Under a single stipulated payment deferred contract, the Contract Owner may terminate his Contract and exercise any of the Settlement Options described below at any time prior to the initial Annuity Payment Date.

     8.  REINSTATEMENT (AS TO PERIODIC STIPULATED PAYMENT CONTRACTS)

     A Contract Owner, by making one Stipulated Payment, may reinstate a Periodic Stipulated Payment Contract as to which there has been a failure to make a Stipulated Payment, if the Contract at the time of the payment is being continued as a paid-up annuity. However, such reinstatement does not automatically reinstate the benefits provided by any riders to the Contract providing life insurance or disability benefits. Following reinstatement, the Contract Owner may exercise any of the options upon failure to make Stipulated Payments or Settlement Options described herein. Sales and administration deductions from Stipulated Payments made upon or after reinstatement will be equivalent to those that would have been made if the payments had been made at the time originally stipulated.

     9. CHANGE OF BENEFICIARY OR MODE OF PAYMENT OF PROCEEDS; DEATH OF BENEFICIARIES

     While the Contract is in force the Contract Owner may (by filing a written request at the Home Office of The Franklin) change the Beneficiary or Settlement Option, or, if agreed to by The Franklin, change to a mode of payment different from one of the Settlement Options.

If any Beneficiary predeceases the Variable Annuitant, the interest of such Beneficiary will pass to the surviving Beneficiaries, if any, unless otherwise provided by endorsement. If no Beneficiary survives the Variable Annuitant and no other provision has been made, then, upon the death of the Variable Annuitant, the proceeds will be paid in a single sum to the Contract Owner or, if the Variable Annuitant was the Contract Owner, to the executors or administrators of the Contract Owner's estate.

    10.  SETTLEMENT OPTIONS

    At any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, the Contract Owner may elect to have all or a portion of the amount due in settlement of the Contract applied under any of the available Settlement Options described below. If the Contract Owner fails to elect a Settlement Option, payment automatically will be made in the form of a life annuity. See "First Option," below, and "Deferred Variable Annuity Contracts," below.

    Annuity Payments under a Settlement Option are made to the Variable Annuitant during his or her lifetime, or for such shorter period that may apply under the particular Settlement Option. Upon the death of the original Variable Annuitant after the initial Annuity Payment Date, any remaining Annuity Payments that are due under the Settlement Option elected will be continued to the Beneficiary or, if elected by the Contract Owner (or, if so designated by the Contract Owner, by the Beneficiary), the Cash Value of the Contract, as described under such Settlement Option below, will be paid to the Beneficiary in one lump sum. Upon the death of any Beneficiary to whom payments are being made under a Settlement Option, a single payment equal to the then remaining Cash Value of the Contract, if any, will be paid to the executors or administrators of the Beneficiary, unless other provision has been specified and accepted by The Franklin. For a discussion of payments if no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," immediately above.

    Payment to a Contract Owner upon redemption of a Contract, and payment of death proceeds to a Beneficiary upon the death of the Variable Annuitant prior to the initial Annuity Payment Date, may also be made under an available Settlement Option in certain circumstances. See "Redemption," above, and "Payment of Accumulated Value at Time of Death," above.

    Available Settlement Options may be selected on a fixed or variable basis or a combination thereof, except the Seventh Option, which is available on a fixed basis only. Under an Option which is paid on a fixed basis, there is no sharing in the investment experience of the Fund and, upon commencement of payments, participation in the Fund terminates (the subject Contract will be transferred to the general account of The Franklin). Settlement under the First, Second, Third, Fourth or Fifth Option below is subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made.

    The minimum amount of proceeds which may be applied under any Settlement Option for any person is $2,000 and proceeds of a smaller amount may be paid in a single sum in the discretion of The Franklin. Further, if at any time payments under a Settlement Option become less than $25 per payment, The Franklin has the right to change the frequency of payment to such intervals as will result in payments of at least $25.

    In the case of Immediate Variable Annuity Contracts, the only Settlement Options offered are the life annuity, the life annuity with 120, 180 or 240 monthly payments certain, or the joint and last survivor life annuity. See "First Option," "Second Option" and "Fourth Option," below, and "Immediate Variable Annuity Contracts," below.

    Persons contemplating election of the Fifth, Sixth or Seventh Option should consult a qualified tax advisor to determine whether the continuing right of redemption under any such Option might be deemed for tax purposes to result in the "constructive receipt" of the Cash Value of the Contract or proceeds remaining on deposit with The Franklin.

    In general, certain distribution requirements are imposed by the Code in the case of annuity contracts issued after January 18, 1985 in order for the contracts to qualify as "annuity contracts" under the Code. Certain questions exist about the application of these rules to distributions from the Contracts and their effect on Settlement Option availability thereunder.

    Under these distribution requirements, if the Contract Owner of a Contract issued after January 18, 1985 dies on or after the date Annuity Payments commence but before the entire interest in the Contract has been distributed, then the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of his or her death. Also, if the Contract Owner of such a Contract dies before the commencement of Annuity Payments, then the entire interest in the Contract must be distributed within five years after the date of death. Under a special exception, this 5-year distribution rule is deemed satisfied if (i) any portion of the Contract Owner's interest is payable to a designated beneficiary, (ii) that interest is distributed to the designated beneficiary over the life of such beneficiary (or over a period not extending beyond the beneficiary's life expectancy) and (iii) such distributions begin not later than one year after the death of the Contract Owner. If the designated beneficiary is the surviving spouse of the Contract Owner and such surviving spouse dies before Annuity Payments to the spouse commence, the surviving spouse will be treated as the Contract Owner for purposes of these distribution rules. Also, if the Contract Owner is not an individual, then the Variable Annuitant shall be treated as the Contract Owner in applying these distribution requirements and a change in the Variable Annuitant shall be treated as the death of the Contract Owner.

    The effect of the distribution requirements described above is that, in the case of Contracts issued after January 18, 1985, Settlement Option availability will be limited as necessary to comply with the applicable distribution rules. For example, under these rules, it appears that the First Option (Life Annuity) would not be available to a designated beneficiary under such a Contract unless distributions to the beneficiary begin not later than one year after the date of the Contract Owner's death. Other Settlement Options may be restricted or unavailable as well under the distribution rules. All Settlement Options under Contracts issued after January 18, 1985 are offered subject to the limitations of the distribution rules. Persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the distribution rules on the Settlement Option or Options he or she is contemplating.

    FIRST OPTION-LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant. This Option offers the maximum level of monthly Annuity Payments since there is no guarantee of a minimum number of Annuity Payments or provision for any continued payments to a Beneficiary upon the death of the Variable Annuitant. It would be possible under this Option for the Variable Annuitant to receive only one Annuity Payment if he or she died before the second Annuity Payment Date, or to receive only two Annuity Payments if he or she died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

    SECOND OPTION-LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN. An annuity payable monthly during the lifetime of the Variable Annuitant including the commitment that if, at the death of the Variable Annuitant, Annuity Payments have been made for less than 120 months, 180 months or 240 months (as selected by the Contract Owner in electing this Option), Annuity Payments shall be continued during the remainder of the selected period to the Beneficiary. The cash value under this Settlement Option is the present value of the current dollar amount of any unpaid Annuity Payments certain.

    THIRD OPTION-UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant, provided that, at the death of the Variable Annuitant, the Beneficiary will receive a payment of the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under this Option divided by the Annuity Unit value at the initial Annuity Payment Date and (b) is the number of Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments made.

    For example, if $10,000 were applied on the first Annuity Payment Date to the purchase of an annuity under this Option, the Annuity Unit value at the initial Annuity Payment Date were $2.00, the number of Annuity Units represented by each Annuity Payment were 30.55, 10 Annuity Payments were paid prior to the date of the Variable Annuitant's death and the value of an Annuity Unit on the Valuation Date following the Variable Annuitant's death were $2.05, the amount paid to the Beneficiary would be $9,623.73, computed as follows:

 $10,000
(------ - (30.55 X 10)) X $2.05 = (5,000 - 305.5) X $2.05 = 4,694.5 X $2.05 = $9,623.73
  $2.00

    FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Variable Annuitant and a secondary variable annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last Annuity Payment due prior to the death of the survivor. Since there is no minimum number of guaranteed payments under this Option, it would be possible under this Option to receive only one Annuity Payment if both the Variable Annuitant and the secondary variable annuitant died before the second Annuity Payment Date, or to receive only two Annuity Payments if both the Variable Annuitant and the secondary variable annuitant died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.


    FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD. An amount payable monthly to the Variable Annuitant for a number of years which may be from one to 30 (as selected by the Contract Owner in electing this Option). At the death of the Variable Annuitant, payments will be continued to the Beneficiary for the remaining period. The cash value under this Settlement Option is the then present value of the current dollar amount of any unpaid Annuity Payments certain. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed in whole or in part at any time by the Contract Owner for the aforesaid cash value of the part of the Contract redeemed. See "Redemption," above.

    It should be noted that, while this Option does not involve a life contingency, charges for annuity rate assurances, which include a factor for mortality risks, are included in the computation of Annuity Payments due under this Option. Further, although not contractually required to do so, The Franklin currently follows a practice, which may be discontinued at any time, of permitting persons receiving Annuity Payments under this Option to elect to convert such payments to a Variable Annuity involving a life contingency under the First, Second, Third or Fourth Options, above, if, and to the extent, such other Options are otherwise available to such person.

    SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. The amount due will be paid to the Variable Annuitant in equal annual, semiannual, quarterly or monthly Annuity Payments of a designated dollar amount (not less than $75 a year per $1,000 of the original amount due) until the remaining balance (adjusted each Valuation Period by the Net Investment Factor for the period) is less than the amount of one Annuity Payment, at which time such balance will be paid and will be the final Annuity Payment under this Option. Upon the death of the Variable Annuitant, payments will be continued to the Beneficiary until such remaining balance is paid. The cash value under this Settlement Option is the amount of proceeds then remaining with The Franklin. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed at any time by the Contract Owner for the aforesaid cash value.

    Annuity Payments made under the Sixth Option may, under certain circumstances, be converted into a Variable Annuity involving a life contingency. See the last paragraph under the Fifth Option, immediately above, which applies in its entirety to the Sixth Option as well.

    SEVENTH OPTION-INVESTMENT INCOME. The amount due may be left on deposit with The Franklin in its general account and a sum will be paid annually, semiannually, quarterly or monthly, as selected by the Contract Owner in electing this Option, which shall be equal to the net investment rate of 3% stipulated as payable upon fixed-dollar amounts for the period multiplied by the amount remaining on deposit. Upon the death of the Variable Annuitant, the aforesaid payments will be continued to the Beneficiary. The sums left on deposit with The Franklin may be withdrawn at any time.

Periodic payments received under this Option may be treated like interest for federal income tax purposes. Interest payments are fully taxable and are not subject to the general rules applicable to the taxation of annuities described in "Federal Income Tax Status," below. Persons contemplating election of this Seventh Option are advised to consult a qualified tax advisor concerning the availability and tax effect of its election.

  11. TRANSFER OF FIXED-DOLLAR ANNUITY VALUES TO ACQUIRE VARIABLE ANNUITY ACCUMULATION UNITS


    Where a Deferred Variable Annuity and a Fixed-Dollar Annuity have been issued on the same Contract, on any Contract Anniversary during the accumulation period of the Contract, the Contract Owner may have the unloaned cash value of his Fixed-Dollar Annuity transferred in whole or in part to his Variable Annuity to purchase Variable Annuity Accumulation Units at net asset value, without any sales or administrative deductions. However, any such partial transfer of cash value must be at least $500. (A similar privilege, but available four times in one contract year, permits transfer of Variable Annuity Accumulation Unit values to establish values under a Fixed-Dollar Annuity issued on the same Contract.)

  12.  CONTRACT LOANS

    While the Contract is in force, prior to the initial Annuity Payment Date or the death of the Variable Annuitant, The Franklin will make a contract loan on the sole security of the Contract.

    Upon receiving a request for a contract loan, The Franklin will convert Accumulation Units under the Contract to a fixed-dollar contract loan account in an amount necessary to provide a sufficient "loan value" for the proposed loan. The maximum amount which may be borrowed on a Contract (the "loan value") is that amount which, when added to any existing contract loan and interest on the total contract loan to the next Contract Anniversary, will equal what the Cash Value of the contract loan account would be on such anniversary. The Contract, except to the extent so converted, has no loan value and The Franklin will not make loans or arrange for the making of loans thereon.

    The Accumulation Units in the contract loan account do not participate in the investment experience of the Fund, but receive interest credits at the rate then paid by The Franklin upon Fixed-Dollar Annuity accumulations. At the current time, that rate is 4-1/2% per annum during the first five contract years, 4% per annum for the sixth through tenth contract years, and 3-1/2% per annum thereafter.

    Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity under the same Contract, unless he otherwise indicates, a contract loan request will be considered a request for a loan on each annuity and will be allocated pro rata according to the loan values available under each annuity.

    Whenever the total contract loan is equal to or exceeds the Cash Value, the Contract shall terminate, but in no event shall such termination take effect until 31 days after notice shall have been mailed to the last known address of the Contract Owner and any known assignee.

    On Contracts currently being issued in South Carolina the interest rate on the principal of the contract loan is 7.4% per annum payable in advance to the end of the current Contract Year, and annually in advance thereafter. In all other states the rate is adjustable. This means that the rate may be changed each policy year, effective on the Contract Anniversary. The adjustable loan interest rate will be reflective of the rates then available to The Franklin for corporate bonds as indicated by the "Moody's Corporate Bond Yield Average." Interest not paid when due will be added to the principal of the loan and bear the same rate of interest. Upon a repayment of the contract loan prior to the date through which interest has been paid in advance, the Contract Owner will receive a pro rata credit for the unearned interest.

    It should be noted that the annual rate of interest charged on contract loans is in excess of the interest credited by The Franklin upon the contract loan account; thus, there is, in effect, a continuing net charge against the Contract Owner of the difference between the two rates while the contract loan is outstanding.

     The whole or any part of the contract loan may be repaid at any time while the Contract is in force prior to its maturity. Where variable Accumulation Units have been converted into a contract loan account prior to the making of a contract loan, repayments of the loan will result in the conversion of accumulation units under the contract loan account to variable Accumulation Units at net asset value without any sales or administration deduction, unless the Contract Owner elects that such conversion shall not take place. The Contract Owner has the power to designate whether a payment made by him or her is to be applied as a Stipulated Payment (within the limitations on Stipulated Payments set forth under "Annuity Payments," above, "Decrease by Contract Owner in Amount of Periodic Stipulated Payments; Increase by Contract Owner in Number of Periodic Stipulated Payments," above) or as a repayment in the contract loan account. In the case of payments by a Contract Owner having a contract loan outstanding which are not identified, The Franklin will make inquiry as to the intention of the Contract Owner.

    Contract loans will be treated as distributions that may be taxable. See "Federal Income Tax Status," below. Any Contract Owner contemplating obtaining a contract loan is advised to consult a qualified tax advisor concerning the possibly unfavorable federal income tax treatment of contract loan proceeds and interest payments with respect thereto.

C.  ANNUITY PERIOD

    1. ELECTING ANNUITY PAYMENTS AND SETTLEMENT OPTION; COMMENCEMENT OF ANNUITY PAYMENTS

    (a)  DEFERRED VARIABLE ANNUITY CONTRACTS

    A Contract Owner selects a Settlement Option and an initial Annuity Payment Date prior to the issuance of the Deferred Variable Annuity Contract. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than the Contract Anniversary on which the attained age of the Variable Annuitant is 75. The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

    (b)  IMMEDIATE VARIABLE ANNUITY CONTRACTS

    The Franklin offers three forms of Immediate Variable Annuity Contracts: the life annuity, the life annuity with 120, 180 or 240 monthly payments certain and the joint and last survivor life annuity. For a description of these forms of annuity, see the First, Second and Fourth Options under "Settlement Options," above.

    Under an Immediate Variable Annuity, the first Annuity Payment is made to the Variable Annuitant one month after the Effective Date of the Contract, unless the period selected by the Contract Owner for the frequency of Annuity Payments is more than one month, in which case the first Annuity Payment will be made after a period equal to the period so selected from the Effective Date (subject in every case to the survival of the Variable Annuitant, except in cases where a guaranteed payment period is provided).

    2.  THE ANNUITY UNIT

    The Annuity Unit is a measure used to value the First Option (including the automatic life annuity) and the Second, Third, Fourth and Fifth Options, if elected on a variable basis.

    The value of the Annuity Unit as of July 1, 1971 was fixed at $1.00 and for each day thereafter is determined by multiplying the value of the Annuity Unit on the preceding day by the "Annuity Change Factor" for the Valuation Period ending on the tenth preceding day or by 1.0 if no Valuation Period ended on the tenth preceding day. The "Annuity Change Factor" for any Valuation Period is equal to the amount determined by dividing the Net Investment Factor for that Valuation Period by a number equal to 1.0 plus the interest rate for the number of calendar days in such Valuation Period at the effective annual rate of 3-1/2%. The division by 1.0 plus an interest factor of 3-1/2% in calculating the Annuity Change Factor is effected in order to cancel out the assumed net investment rate of 3-1/2% per year which is built into the annuity tables specified in the Contract.

    See "Determination of Amount of First Monthly Annuity Payment (Deferred Variable Annuity Contracts Only)," below, and "Assumed Net Investment Rate," below.

    Annuity Units are valued in respect of each Annuity Payment Date as of a Valuation Date not less than 10 days prior to the Annuity Payment Date in question in order to permit calculation of amounts of Annuity Payments and mailing of checks in advance of their due dates.

    3. DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

    When Annuity Payments commence under a Deferred Variable Annuity Contract, the value of the Contract Owner's account is determined as the product of the value of an Accumulation Unit on the first Annuity Payment Date and the number of Accumulation Units credited to the Contract Owner's account as of such Annuity Payment Date.

    The Contract utilizes tables indicating the dollar amount of the first monthly Annuity Payment under each Settlement Option for each $1,000 of Cash Value of the Contract. The first monthly Annuity Payment varies according to the Settlement Option selected (see "Settlement Options," above) and the "adjusted age" of the Variable Annuitant. The first monthly Annuity Payment may also vary according to the sex of the Variable Annuitant. See "Annuity Payments," above. (The Contracts provide for age adjustment based on the year of birth of the Variable Annuitant and any joint Variable Annuitant; a person's actual age when Annuity Payments commence may not be the same as the "adjusted age" used in determining the amount of the first Annuity Payment.)

    The tables for the First, Second, Third and Fourth Options are determined from the Progressive Annuity Table assuming births in the year 1900 and a net investment rate of 3-1/2% a year. The tables for the Fifth Option are based on a net investment rate of 3% for the General Account and 3-1/2% for the Separate Account. The total first monthly Annuity Payment is determined by multiplying the number of thousands of dollars of Cash Value of the Contract Owner's Contract by the amount of the first monthly Annuity Payment per $1,000 of value from the tables in the Contract.

    The amount of the first monthly Annuity Payment, determined as above, is divided as of the initial Annuity Payment Date by the value of an Annuity Unit to determine the number of Annuity Units represented by the first Annuity Payment. Annuity Units are valued as of a Valuation Date not less than 10 days prior to the initial Annuity Payment Date, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, there will be a double effect of the investment experience of the Fund during the 10-day period referred to in the preceding sentence, since that experience will be included (as part of the value of an Accumulation Unit) in valuing the Contract Owner's Contract on the initial Annuity Payment Date and (as part of the changes in value of an Annuity Unit) in determining the second monthly Annuity Payment. Also, the number of Annuity Units (and hence the amount of Annuity Payments) will be affected by the net asset values of the Fund approximately 10 days prior to the initial Annuity Payment Date even though changes in those net asset values have occurred during that 10-day period, and even though the value of the Accumulation Units used to determine the Cash Value of the Contract will reflect those changes. See "Amount of Second and Subsequent Monthly Annuity Payments (Deferred Variable Annuity Contracts Only)," immediately below.

    Each Contract contains a provision that the first monthly Annuity Payment will not be less than 103% of the first monthly Annuity Payment available under a then currently issued Immediate Variable Annuity of The Franklin if a single Stipulated Payment were made equal to the value which is being applied under the Contract to provide annuity benefits. This provision assures the Variable Annuitant that if at the initial Annuity Payment Date the annuity rates then applicable to new Immediate Variable Annuity Contracts are significantly more favorable than the annuity rates provided in his or her Contract, the Variable Annuitant will be given the benefit of the new annuity rates.

    4. AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

      The number of Annuity Units credited to a Contract on the initial Annuity Payment Date remains fixed during the annuity period, and as of each subsequent Annuity Payment Date the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then value of an Annuity Unit.

     5. DETERMINATION OF AMOUNT OF ANNUITY PAYMENTS (IMMEDIATE VARIABLE ANNUITY CONTRACTS ONLY)

     In the case of Immediate Variable Annuities, the number of Annuity Units per month purchased is specified in the Contract. The number of such units is determined by: (1) multiplying the net single Stipulated Payment (after deductions for sales and administrative expenses and premium taxes) by the applicable annuity factor from the annuity tables then used by The Franklin for Immediate Variable Annuity Contracts, and (2) dividing such product by the value of the Annuity Unit as of the date of issue of the Contract. This number of Annuity Units remains fixed for each month during the annuity period, and the dollar amount of the Annuity Payment is determined as of each Annuity Payment Date by multiplying this fixed number of Annuity Units by the value of an Annuity Unit as of each such Annuity Payment Date.

    Annuity Units are valued as of a Valuation Date not less than 10 days prior to the date of issue of the Contract, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, the number of Annuity Units (and hence the amount of the Annuity Payments) will be affected by the net asset value of the Fund approximately 10 days prior to the Date of Issue of the Contract, even though changes in those net asset values have occurred during that 10-day period.

    As of the date of this Prospectus, The Franklin was using, in connection with the determination of the number of Annuity Units per month purchased under Immediate Variable Annuity Contracts, the 1955 American Annuity Table with assumed 4-1/2% interest, the purchase rates in such table being increased by 0.5% (which percentage is decreased 0.2% for each year of age at the Date of Issue in excess of 70 years for male Variable Annuitants and in excess of 75 years for female Variable Annuitants).

    The Annuity Change Factors used by The Franklin for Immediate Variable Annuity Contracts assume a net investment rate of 3-1/2%.

    6.  ASSUMED NET INVESTMENT RATE

    The objective of a Variable Annuity Contract is to provide level Annuity Payments during periods when the economy, price levels and investment returns are relatively stable and to reflect as increased Annuity Payments only the excess investment results flowing from inflation, increases in productivity or other factors increasing investment returns. The achievement of this objective will depend in part upon the validity of the assumption in the annuity factor that a 3-1/2% net investment rate would be realized in the periods of relative stability assumed. A higher rate assumption would mean a higher initial Annuity Payment but a more slowly rising series of subsequent Annuity Payments in the event of a rising actual investment rate (or a more rapidly falling series of subsequent Annuity Payments in the event of a lower actual investment rate). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3-1/2%, the Annuity Payments under Contracts whose Annuity Payments are measured by Annuity Units will be level.

                  INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

    The following are the fundamental investment policies of the Fund:

    (1) The primary objective of the Fund in making investments is long-term appreciation of capital. Occasional investment for the purpose of seeking short-term capital appreciation may also be made.

    (2) Realization of current investment return is a secondary objective, subordinate to the primary objective.

    (3) Any investment income and realized capital gains (net of any capital gains tax) will be retained and reinvested.

    (4) The Fund's policy is to be substantially fully invested. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The purchase of common stocks may be made both in rising and declining markets. When it is determined, however, that investments of other types may be advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants.

    (5) Temporary investments may be made in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to fundamental restriction (3), below) and other similar securities, pending investment in the above mentioned securities.

    While The Franklin is obligated to make Annuity Payments in accordance with selected Settlement Options, the amount of the Annuity Payments is not guaranteed but is a variable amount. Since, historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation and growth in the economy, the Annuity Payments under a Variable Annuity should tend to conform more closely to changes in the cost of living and the level of the economy than payments under a Fixed-Dollar Annuity would do. However, there is no assurance that this objective can be attained. There have been times when the cost of living has increased while securities prices have decreased and times when the cost of living and the level of the economy have gone up or down with no direct correlation to the value of securities in general or to any particular type or class of securities. The value of investments held in the Fund will fluctuate daily and is subject to the risk of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in those conditions. The value of investments in common stock has historically fluctuated more greatly than the value of investments in securities such as bonds, debentures, notes, other evidences of indebtedness, preferred stock and certificates of deposit, and hence investments in common stocks offer greater opportunities for appreciation and greater risk of depreciation. There is no assurance that the Cash Value of the Contract during the years prior to the Variable Annuitant's retirement or the aggregate amount received during the years following the initial Annuity Payment Date will equal or exceed the Stipulated Payments on the Contract.

    The investment policies of the Fund include a provision that investments may be made in securities other than common stocks if they are advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation. No assurance can be given, however, that investment in such other securities will accomplish such objectives.
Investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, and may also be made in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants. Funds may also be temporarily invested in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to certain restrictions) and other similar securities, pending long-term investment. Although debt securities and preferred stocks of the type in which the Fund would invest are generally considered to present less risk than common stocks, the value of such securities is subject to market fluctuations as a result of money market rates, the demand for such securities and factors relating to the individual issuers of such securities. In the event the Fund invests in such securities, such factors may limit the ability of the Fund to convert such securities to cash and reinvest in other types of securities. Historically, the Fund has not invested significant amounts in debt securities or preferred stocks except for short-term investments in debt securities pending ultimate long-term application of funds for investment purposes.

     The following are the fundamental investment restrictions applicable to the
Fund:

     (1) The Fund will not concentrate its investments in any one industry or group of related industries, and no more than 25% of the value of the Fund's assets will be invested in any one industry or group of related industries.

     (2) The Fund will not issue senior securities, except that the Fund may borrow money as set forth in paragraph (3) immediately below.

     (3) The Fund will not borrow money except for temporary or emergency purposes from banks, and any such borrowings will not be used to purchase investment securities and will not exceed 5% of the value of the Fund's assets.

     (4) The Fund will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if sold, it might be deemed to be an underwriter for purposes of the Securities Act of 1933. No such securities will be acquired except where parties other than the Fund shall have agreed to bear any and all costs of registration under the Securities Act of 1933. (However, it should be noted that even though an agreement to register has been obtained, enforcement of such an agreement may prove unfeasible or may involve delays which could adversely affect the Fund's ability to resell such securities or the price at which such securities might be resold.) No more than 10% of the value of the Fund's assets will at any time be invested in such securities.

     (5) The Fund will not engage in the purchase and sale of interests in real estate, except that the Fund may engage in the purchase and sale of readily marketable interests in real estate investment trusts or similar securities, which may be deemed to represent indirect interests in real estate.

     (6) The Fund will not engage in the making of loans to other persons, except that the Fund may acquire privately placed corporate debt securities of a type customarily purchased by institutional investors. Such securities, if required to be registered under the Securities Act of 1933 prior to public distribution, will be included in the 10% limitation specified in fundamental restriction (4), above. The foregoing does not restrict the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of such securities.

     (7) The Fund will not engage in the purchase or sale of commodities or commodity contracts.

     (8) The Fund will not purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, if such purchase would cause more than 5% of the Fund's assets to be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation.

     (9) The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 10% limitation.

     The fundamental investment policies and the fundamental investment restrictions stated above may not be changed without approval by a vote of a majority of the votes available to the Contract Owners. This means that the policies or restrictions in question may not be changed without the approval of the lesser of (a) the Contract Owners holding 67% or more of the voting power of the Contract Owners present or represented at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (b) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund.

     The following investment restrictions are not fundamental and may be changed by action of the Board of Managers of the Fund:

     (10) All securities in which the Fund invests shall be permissible for the Fund under the Illinois Insurance Code. The Illinois Insurance Code provides that investments of a separate account, like the Fund, are free of the restrictions or provisions generally applicable to insurance companies under that Code, and does not currently provide any special investment restrictions applicable to separate accounts. However, no investment permitted under the Illinois Insurance Code is thereby exempted from the other investment restrictions specified under this caption.

     (11) The Fund will not invest in companies for the purpose of exercising control or management.

     (12) The Fund will not invest in the securities of other investment companies.

     (13) The Fund will not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (14)  The Fund will not make short sales of securities.

     (15) The Fund will not invest in corporate debt (other than commercial paper) or preferred stock that is rated lower than one of the three top grades by Moody's Investors Services, Inc. or Standard & Poor's Corporation and the Fund will not invest in commercial paper rated lower than one of the two top grades by such rating agencies.

                             FEDERAL INCOME TAX STATUS

INTRODUCTION

     The Contracts are designed for retirement planning for individuals. The federal income tax treatment of the Contracts and payments received thereunder depends on various factors, including, among other factors, the tax status of The Franklin and the form in which payments are received. The discussion of federal income taxes contained in this Prospectus, which focuses on rules applicable to Contracts purchased under this Prospectus, is general in nature and is based on existing federal income tax law, which is subject to change. The tax discussion is not intended as tax advice. The applicable federal income tax law is complex and contains many special rules and exceptions in addition to the general rules summarized herein. For these reasons, various questions about the applicable rules exist. Accordingly, each person contemplating the purchase of a Contract is advised to consult with a qualified tax advisor concerning federal income taxes and any other federal, state or local taxes that may be applicable.

THE FRANKLIN

     The Franklin is taxed as a "life insurance company" under the Code. Since the operations of the Fund are part of the overall operations of The Franklin, the Fund is subject to tax as part of The Franklin for federal income tax purposes. Thus, the Fund is not taxed separately as a "regulated investment company" under the Code.

     Under the Code a life insurance company like The Franklin is generally taxed at regular corporate rates, under a single-phase system, on its specially-computed life insurance company taxable income. Some special rules continue to apply, however, in the case of segregated asset accounts like the Fund.

     Investment income and realized capital gains on the assets of the Fund are reinvested by The Franklin for the benefit of the Fund and are taken into account in determining the value of Accumulation Units and Annuity Units. As a result, such income and gains are applied to increase reserves applicable to the Fund. Under the Code, no federal income tax is payable by The Franklin on such investment income or on realized capital gains of the Fund on assets held in the Fund. However, if changes in the federal tax laws or interpretations thereof result in The Franklin being taxed on income or gains attributable to the Fund, then The Franklin may impose a charge against the Fund (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

THE CONTRACTS

     Payments received under a Contract are subject to tax under Code Section
72. Under the Code, an increase in the value of the Contract Owner's Contract ordinarily is not taxable to the Contract Owner until received by him or her as annuity payments, a lump sum or a partial redemption. A special rule, however, applies to certain annuity contracts held by a person (such as a corporation or partnership) who is not a natural person. With respect to contributions (i.e., Stipulated Payments) made after February 28, 1986 to a Contract held by a non-natural person, the Contract is not treated as an "annuity contract" for certain federal income tax purposes and the income on the Contract for any taxable year allocable to such contributions is treated as ordinary income taxable to the Contract Owner during such year. This special rule, however, does not apply to any annuity contract which, among other exceptions: (1) is an immediate annuity that is purchased with a single premium or annuity consideration, that has an annuity starting date commencing no later than one year from the date of the purchase of the Contract and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period; (2) is acquired by the estate of a decedent by reason of the decedent's death; or (3) is held by a trust or other entity as an agent for a natural person. Non-natural persons now holding or contemplating the future purchase of a Contract are advised to consult a qualified tax advisor concerning the tax consequences of such holding or purchase.

     If payments under a Contract are received in the form of an annuity, then, in general, each payment is taxable as ordinary income to the extent that such payment exceeds the portion of the cost basis of the annuity contract that is allocable to that payment. Payment of the proceeds of an annuity contract in a lump sum either before or at maturity is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the annuity contract. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

     A payment received on account of a partial redemption of an annuity contract generally is taxable as ordinary income in whole or part. Also, if prior to the initial Annuity Payment Date, (i) an annuity contract is assigned or pledged, (ii) a contract loan is obtained or (iii) a Contract issued after April 22, 1987 is transferred without adequate consideration, then the amount assigned, pledged, borrowed or transferred may similarly be taxable. Special rules may apply with respect to investments in a Contract made before August 14, 1982. Because the applicable tax treatment is complex, a qualified tax advisor should be consulted prior to a partial withdrawal, assignment, pledge, contract loan or contract transfer.

     In addition, under a provision of federal tax law effective for annuity contracts entered into after October 21, 1988, all annuity contracts (other than contracts held in connection with certain qualified plans and trusts (including Individual Retirement Annuities) accorded special treatment under the Code) issued by the same company (or affiliates) to the same contract owner during any calendar year will generally be treated as one annuity contract for the purpose of determining the amount of any distribution not in the form of an annuity that is includable in gross income. This rule may have the effect of causing more rapid taxation of the distributed amounts from such combination of contracts.
It is not certain how this rule will be applied or interpreted by the Internal Revenue Service. In particular, it is not clear if or how this rule applies to Immediate Variable Annuities or "split" annuity arrangements. Accordingly, a qualified tax advisor should be consulted about the application and effect of this rule.

     Further, in general, in the case of a payment received under a Contract, a penalty may be imposed equal to 10% of the taxable portion of the payment. However, the 10% penalty does not apply in various circumstances. For example, the penalty is generally inapplicable to payments that are: (i) made on or after age 59-1/2; (ii) allocable to investments in the Contract before August 14, 1982; (iii) made on or after the death of the Contract Owner (or when the Contract Owner is not an individual, the death of the Variable Annuitant); (iv) made incident to disability; (v) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Variable Annuitant or the joint lives (or joint life expectancies) of the Variable Annuitant and his or her beneficiary; or (vi) made under a Contract purchased with a single premium and which has an annuity starting date commencing no later than one year from the purchase date of the annuity and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period.

     A Contract will not be treated as an annuity contract for purposes of certain Code sections, including Section 72, for any period (and any subsequent period) for which the investments made by the Fund attributableto such Contract are not, in accordance with Code Section 817(h) and the Treasury regulations thereunder, adequately diversified. Although certain questions exist about the diversification standards, The Franklin believes that the Fund presently satisfies those standards and intends that the Fund will continue to be adequately diversified for those purposes.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from those described by the Internal Revenue Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Fund. In addition, The Franklin does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Franklin therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Fund.


     In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires the Contracts to provide that (a) if any Contract Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Contract Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Contract Owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of the deceased Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.



     The Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Franklin intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.


FUTURE LEGISLATION


     Although the likelihood of legislative change is uncertain, there is always the possiblity that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

INCOME TAX WITHHOLDING

     Withholding of federal income tax is generally required from distributions from the Contracts to the extent the distributions are taxable and are not otherwise subject to withholding as wages ("Distributions"). See "The Contracts" immediately above, regarding the taxation of Distributions.
However, except in the case of certain payments delivered outside the United States or any possession of the United States, no withholding is required from any Distribution if the payee properly elects, in accordance with prescribed procedures, not to have withholding apply.

     In the absence of a proper election not to have withholding apply, the amount to be withheld from a Distribution depends on the type of payment being made. Generally, in the case of periodic payments, the amount to be withheld from each payment is the amount that would be withheld therefrom under specified wage withholding tables if the payment were a payment of wages for the appropriate payroll period. In the case of most other Distributions, including partial redemptions and lump sum payments, the amount to be withheld is equal to 10% of the amount of the Distribution.

                                     MANAGEMENT

     The Fund is managed by a Board of Managers elected annually by the Contract Owners. The Board of Managers currently has four members. The members of the Board of Managers also serve as the Board of Managers of Franklin Life Variable Annuity Fund A, a separate account of The Franklin having investment objectives similar to the Fund but the assets of which are held solely with respect to Variable Annuity Contracts used in accordance with certain qualified plans and trusts or individual retirement annuities accorded special tax treatment under the Code, and of Franklin Life Money Market Variable Annuity Fund C, a separate account of The Franklin having investments in money market securities.

     The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers. Under the Rules and Regulations, the Board of Managers is authorized to take various actions on behalf of the Fund, including the entry into contracts for the purpose of services with respect to the Fund under circumstances where the approval of such contracts is not required to be submitted to the Contract Owners. Subject to the authority of the Board of Managers, officers and employees of The Franklin are responsible for overall management of the Fund's business affairs.

                                   VOTING RIGHTS

     All Contract Owners will have the right to vote upon:

     (1) The initial approval of any investment management agreement and any amendment thereto.

     (2)  Ratification of an independent auditor for the Fund.

     (3) Any change in the fundamental investment policies or fundamental investment restrictions of the Fund.

     (4) Election of members of the Board of Managers of the Fund (cumulative voting is not permitted).

     (5) Termination of the investment management agreement (such termination may also be effected by the Board of Managers).

     (6)  Any other matter submitted to them by the Board of Managers.

     The number of votes which a Contract Owner may cast as to any Contract, except after the initial Annuity Payment Date, is equal to the number of Accumulation Units credited to the Contract. With respect to any Contract as to which Annuity Payments measured by Annuity Units have commenced, the Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the Variable Annuity obligations related to such Contract, divided by (ii) the value of an Accumulation Unit. Accordingly, the voting rights of a Contract Owner will decline during the Annuity Payment period as the amount of assets in the Fund required to meet the Annuity Payments decreases and, in addition, will decline as the value of an Accumulation Unit increases. Fractional votes will be counted.

     Should assets be maintained in the Fund with respect to contracts other than those offered by this Prospectus, contract owners under such contracts would be entitled to vote, and their votes would be computed in a similar manner. Assets maintained by The Franklin in the Fund in excess of the amounts attributable to the Contracts or other contracts of The Franklin will entitle The Franklin to vote and its vote would be computed in a similar manner. The Franklin will cast its votes in the same proportion as the votes cast by Contract Owners and the owners of such other contracts.

     The number of votes which each Contract Owner may cast at a meeting shall be determined as of a record date to be chosen by the Board of Managers within 120 days of the date of the meeting. At least 20 days' written notice of the meeting will be given to Contract Owners of record. To be entitled to vote or to receive notice, a Contract Owner must have been such on the record date.

                           DISTRIBUTION OF THE CONTRACTS

     Franklin Financial Services ("Franklin Financial") Corporation serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts pursuant to a Sales Agreement with the Fund. The Sales Agreement is described under "Distribution of The Contracts" in the Statement of Additional Information. Franklin Financial, located at #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin.

     The Fund no longer offers new Contracts. Commissions are paid to registered representatives of Franklin Financial with respect to Stipulated Payments received by The Franklin under the Contracts to a maximum of 4% of such Stipulated Payments.

                                  STATE REGULATION

     As a life insurance company organized and operated under Illinois law, The Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of The Franklin for the preceding year and its financial condition on December 31 of such year. The Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

     In addition, The Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the laws of Illinois in determining permissible investments for The Franklin.

     For certain provisions of Illinois law applicable to the Fund's investments, see "Investment Policies and Restrictions of the Fund," above.

                                 REPORTS TO OWNERS

     The Franklin will mail to the Contract Owner, at the last known address of record at the Home Office of The Franklin, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement showing the then Cash Value of his or her Contract.

                                FUNDAMENTAL CHANGES

     Upon compliance with applicable law, including obtaining any necessary affirmative vote of Contract Owners in each case: (a) the Fund may be operated in a form other than as a "management company" under the Investment Company Act of 1940 (including operation as a "unit investment trust"); (b) the Fund may be deregistered under the Investment Company Act of 1940 in the event such registration is no longer required; or (c) the provisions of the Contracts may be modified to comply with other applicable federal or state laws. In the event of any such fundamental change, The Franklin may make appropriate amendments to the Contracts to give effect to such change or take such other action as may be necessary in this respect.

     The Board of Managers of the Fund, and the respective Board of Managers of each of Franklin Life Variable Annuity Fund A ("Fund A") and Franklin Life Money Market Variable Annuity Fund C ("Fund C"), have approved resolutions whereby Contract Owners will be asked during 1998 to approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby: (i) the Fund will be restructured into a single unit investment trust consisting of three subaccounts; (ii) the assets of each of the Fund, Fund A and Fund C will be liquidated and the proceeds transferred to one of the three subaccounts in the restructured Fund (so that the interests of Contract Owners and of Fund A and Fund C contract owners will continue as interests in the restructured Fund); and (iii) each subaccount will invest exclusively in shares of a specified mutual fund portfolio.

     Contract Owners will be provided with a proxy statement describing the Reorganization in detail. If the Reorganization is approved, then immediately following the consummation of the Reorganization, each Contract Owner will have an interest in a number of units in a subaccount of the restructured Fund having a value equal to the value of that Contract Owner's interest in a Fund immediately prior to the Reorganization.

                                YEAR 2000 TRANSITION

      Like all financial services providers, The Franklin utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including banks, custodians, and investment managers that also may be affected. The Franklin and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on The Franklin. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Franklin currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, but there can be no assurance that The Franklin will be successful, or that interaction with other service providers will not impair The Franklin's services at that time.

                                 LEGAL PROCEEDINGS

      In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. The Franklin is a defendant in certain purported class action lawsuits. These claims are being defended vigorously by The Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Franklin nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Fund or on The Franklin's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on The Franklin's results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

     The Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, The Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Fund or on The Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

                               REGISTRATION STATEMENT

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Fund, The Franklin and the Contracts offered hereby. Statements contained in this Prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                          OTHER VARIABLE ANNUITY CONTRACTS

     The Franklin may offer, under other prospectuses, other variable annuity contracts having interests in the Fund and containing different terms and conditions from those offered hereby.

              TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                        PAGE IN STATEMENT OF
                                                       ADDITIONAL INFORMATION
-----------------------------------------------------------------------------
General Information...................................             2
Investment Objectives.................................             2
Management............................................             3
Investment Advisory and Other Services................             4
Distribution of The Contracts.........................             6
Portfolio Turnover and Brokerage......................             7
Safekeeper of Securities..............................             7
Legal Matters.........................................             8
Experts...............................................             8
Index to Financial Statements.........................            F-1

PROSPECTUS

FRANKLIN LIFE
VARIABLE ANNUITY FUND B

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
(NOT FOR USE IN CONNECTION WITH
QUALIFIED TRUSTS OR PLANS)

ISSUED BY
THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713

                          Complete and return this form to:

The Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713
Attention:  Box 1018
(800) 528-2011, extension 2591

Please send me the Statement of Additional Information dated April 30, 1998 for Franklin Life Variable Annuity Fund B.

________________________________________________________________________________
                                      (Name)

________________________________________________________________________________
                                     (Street)

________________________________________________________________________________
(City)                                (State)                      (Zip Code)

                                       INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                     (NOT FOR USE IN CONNECTION WITH QUALIFIED
                                                  TRUSTS OR PLANS)



     FRANKLIN LIFE VARIABLE ANNUITY
                                                      ISSUED BY
               FUND B
                                          THE FRANKLIN LIFE INSURANCE COMPANY
                                                   #1 FRANKLIN SQUARE
                                              SPRINGFIELD, ILLINOIS 62713
                                               TELEPHONE (800) 528-2011



                        STATEMENT OF ADDITIONAL INFORMATION


  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated April 30, 1998 relating to the offering of individual variable annuities designed for retirement planning by individuals. Such annuities are not designed for use in connection with certain qualified plans and trust accorded special tax treatment. A copy of the Prospectus may be obtained by writing to The Franklin Life Insurance Company at the address set forth above (Attention: Box 1018) or by calling (800) 528-2011, extension 2591.

                          --------------------------------


THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ AND RETAINED FOR FUTURE
                                    REFERENCE.

                          --------------------------------


       THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 1998.

                                 TABLE OF CONTENTS

                                                 PAGE
     General Information. . . . . . . . . . . .    2

     Investment Objectives. . . . . . . . . . .    2

     Management . . . . . . . . . . . . . . . .    3

     Investment Advisory and Other Services . .    4

     Distribution of The Contracts. . . . . . .    6

     Portfolio Turnover and Brokerage . . . . .    7

     Safekeeper of Securities . . . . . . . . .    7

     Legal Matters. . . . . . . . . . . . . . .    8

     Experts. . . . . . . . . . . . . . . . . .    8

     Index to Financial Statements. . . . . . .   F-1

                             GENERAL INFORMATION

  The individual variable annuity contracts offered by the Prospectus dated April 30, 1998 (the "Prospectus") are designed primarily to provide annuity payments which will vary with the investment performance of Franklin Life Variable Annuity Fund B (the "Fund"), a separate account which has been established by The Franklin Life Insurance Company ("The Franklin") under Illinois insurance law. Reference is made to the Prospectus, which should be read in conjunction with this Statement of Additional Information. Capitalized terms not otherwise defined in this Statement of Additional Information shall have the meanings designated in the Prospectus.

  American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

   American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.


  American General has advised the Fund that there was no person who was known to it to be the beneficial owner of 10% or more of the voting power of American General as of March 5, 1998.


                           INVESTMENT OBJECTIVES

  The investment objectives and policies of the Fund are described under "Investment Policies and Restrictions of the Fund" in the Prospectus.

                                     MANAGEMENT

   The following persons hold the positions designated with respect to the Board of Managers. The table also shows any positions held with The Franklin and Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin which serves as distributor for the Contracts. (See "Distribution of the Contracts," below.)


             NAME AND ADDRESS                            PRINCIPAL OCCUPATIONS                           POSITIONS HELD
                                                          DURING PAST 5 YEARS                             WITH THE FUND
 ROBERT G. SPENCER*                            Officer of The Franklin; currently, Vice                  Chairman and Member,
    #1 Franklin Square                          President of The Franklin; prior to 1996,                 Board of Managers
    Springfield, Illinois 62713                 also Treasurer of The Franklin and
                                                Treasurer and Assistant Secretary of
                                                Franklin Financial Services Corporation.

 ELIZABETH E. ARTHUR*                          Officer of The Franklin; currently, Director,             Secretary, Board of
    #1 Franklin Square                          Assistant Secretary and Associate General                 Managers
    Springfield, Illinois 62713                 Counsel of The Franklin. Ms. Arthur also
                                                serves as Assistant Secretary of Franklin
                                                Financial Services Corporation.

 DR. ROBERT C. SPENCER                         Visiting Professor of Government, Montana State           Member, Board of
    2303 South Third Avenue                     University, since 1992; Professor of                      Managers
    Bozeman, Montana 59715                      Government and Public Affairs, Sangamon
                                                State University, prior thereto.

 JAMES W. VOTH                                 Chairman, Resource International Corp., South             Member, Board of
    50738 Meadow Green Court                    Bend, Indiana (marketing, manufacturing and               Managers
    Granger, Indiana 46530                      engineering service to industry); prior to
                                                1993, also President of Resource
                                                International Corp.

 CLIFFORD L. GREENWALT                         Director, President and Chief Executive Officer,          Member, Board of
    607 East Adams Street                       CIPSCO Incorporated, since October, 1990                  Managers
    Springfield, Illinois 62739                 (utility holding company); Director,
                                                President and Chief Executive Officer,
                                                Central Illinois Public Service Company,
                                                Springfield, Illinois (a subsidiary of
                                                CIPSCO Incorporated); Director, Electric
                                                Energy, Inc., Joppa, Illinois; Director,
                                                First of America Bank, Kalamazoo, Michigan;
                                                Director, First of America Bank - Illinois,
                                                N.A. (a subsidiary of First of America
                                                Bank).


*DENOTES INDIVIDUALS WHO ARE "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940) OF THE FUND, THE FRANKLIN OR FRANKLIN FINANCIAL SERVICES CORPORATION BY REASON OF THE CURRENT POSITIONS HELD BY THEM AS SET FORTH IN THE ABOVE TABLE.

  The following table sets forth a summary of compensation paid for services to the Fund and certain other entities that are deemed to be part of the same "Fund Complex" in accordance with the rules of the Securities and Exchange Commission to all members of the Board of Managers for the year ended December 31, 1997. Pursuant to the terms of its agreement to assume certain of the Fund's administrative expenses, The Franklin pays all compensation received by the members of the Board of Managers and the officers of the Fund. Members of the Board of Managers or officers of the Fund who are also officers, directors or employees of The Franklin do not receive any remuneration for their services as members of the Board of Managers or officers of the Fund. Other members of the Board of Managers received a fee of $1,400 for the year and, thus, the aggregate direct remuneration of all such members of the Board of Managers was $4,200 during 1997. It is currently anticipated that the annual aggregate remuneration of such members of the Board of Managers to be paid during 1998 will not exceed $4,200.

  Name of Person, Position    Aggregate Compensation      Total Compensation
                                 Relating to Fund        Relating to Fund and
                                                         Fund Complex Paid to
                                                              Each Member
 Each member of the Board
 of Managers (except                 $1,400(1)                $4,200(1)(2)
 Robert G. Spencer)

     -------------------------------------------------------------------

(1) Paid by The Franklin pursuant to an agreement to assume certain Fund administrative expenses.
(2) Includes amounts paid to members of the Board of Managers who are not officers, directors or employees of The Franklin for service on the Boards of Managers of Franklin Life Variable Annuity Fund A and Franklin Life Money Market Variable Annuity Fund C.

     Neither any member of the Board of Managers nor the Secretary of the Fund was, as of April 20, 1998, the owner of any contract participating in the investment experience of the Fund.

                       INVESTMENT ADVISORY AND OTHER SERVICES

     The Franklin acts as investment manager of the Fund pursuant to an Investment Management Agreement executed and dated January 31, 1995, which was approved by Contract Owners at their annual meeting held on April 17, 1995 and was renewed to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The method of determining the advisory charge is described in the Prospectus under "Investment Management Service Charge."


  The Investment Management Agreement:

    (1) May not be terminated by The Franklin without the prior approval of a new investment management agreement by a "majority" (as that term is defined in the Investment Company Act of 1940) of the votes available to the Contract Owners, and may be terminated without the payment of any penalty on 60 days' written notice by a vote of the Board of Managers of the Fund or by a vote of a majority of the votes available to the Contract Owners.

  (2) Shall continue in effect from the date of its execution until the second anniversary of such execution date and thereafter shall continue in effect from year to year but only if such continuance is specifically approved at least annually by the Board of Managers or by a vote of a majority of the votes available to Contract Owners, provided that in either case the continuation is also approved by the vote of a majority of the Board of Managers who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or of The Franklin, cast in person at a meeting called for the purpose of voting on such approval.

  (3) Shall not be amended without prior approval by a majority of the votes available to the Contract Owners.

  (4) Shall terminate automatically on "assignment" (as that term is defined in the Investment Company Act of 1940).

  A "majority" of the votes available to the Contract Owners is defined in the Investment Company Act of 1940 as meaning the lesser of (i) Contract Owners holding 67% or more of the voting power of the Contract Owners present at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (ii) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund. For the voting rights of Contract Owners, see "Voting Rights," in the Prospectus.

  Under the Investment Management Agreement, The Franklin, subject to the control of the Board of Managers of the Fund, is authorized and has the duty to manage the investment of the assets of the Fund, subject to the Fund's investment policies and the restrictions on investment activities set forth in the Prospectus, and to order the purchase and sale of securities on behalf of the Fund. In carrying out its obligations to manage the investment of the assets of the Fund, The Franklin is committed by the Agreement, so long as it remains in force, to pay all investment expenses of the Fund other than the following, which the Fund will bear: (i) taxes, if any, based on the income of, capital gains of assets in, or existence of, the Fund; (ii) taxes, if any, in connection with the acquisition, disposition or transfer of assets of the Fund; (iii) commissions or other capital items payable in connection with the purchase or sale of the Fund's investments; and (iv) interest on account of any borrowings by the Fund.

  Robert G. Spencer and Elizabeth E. Arthur are "affiliated persons," as defined in the Investment Company Act of 1940, of both The Franklin and the Fund by reason of the positions held by them with The Franklin and the Fund as set forth in the table under "Management," above.

   The Administration Agreement discussed under "Deductions and Charges Under the Contracts-Sales and Administration Deduction" in the Prospectus provides that The Franklin will provide all services and will assume all expenses required for the administration of the Contracts, including expenses for legal and accounting services to the Fund and the cost of such indemnification of members of the Board of Managers and officers, agents, or employees of the Fund as is provided by the Fund in its Rules and Regulations. The Franklin is not, however, obligated under the Administration Agreement to pay the investment management service charge discussed under "Investment Management Service Charge," in the Prospectus. The
Administration Agreement also provides that The Franklin will from time to time adjust the assets of the Fund by withdrawing sums in cash or by transferring cash to the Fund so that the assets of the Fund will be equal to the actuarial value of the amounts payable under all outstanding Contracts having an interest in the Fund. The Administration Agreement may be amended or terminated at any time by mutual consent of the Fund and The Franklin.

                           DISTRIBUTION OF THE CONTRACTS


   Franklin Financial Services Corporation ("Franklin Financial"), #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin. Franklin Financial serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts, pursuant to a Sales Agreement with the Fund. The present Sales Agreement was approved by the Board of Managers of the Fund, and came into effect, on January 31, 1995. It was last renewed by the Board of Managers on January 19, 1998. Franklin Financial's employment will continue thereunder if specifically approved at least annually by the Board of Managers of the Fund, or by a majority of votes available to Contract Owners, provided that in either case the continuance of the Sales Agreement is also approved by a majority of the members of the Board of Managers of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or Franklin Financial. The employment of Franklin Financial as principal underwriter automatically terminates upon "assignment" (as that term is defined in the Investment Company Act of 1940) of the Sales Agreement and is terminable by either party on not more than 60 days' and not less than 30 days' notice.

  The Fund no longer issues new Contracts. To the extent that Stipulated Payments continue to be made on Contracts, the Fund may nevertheless be deemed to be offering interests in Contracts on a continuous basis. Contracts are sold primarily by persons who are insurance agents or brokers for The Franklin authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell Variable Annuities. Pursuant to an Agreement, dated June 30, 1971 and amended on May 15, 1975, between The Franklin and Franklin Financial, Franklin Financial agreed to employ and supervise agents chosen by The Franklin to sell the Contracts and to use its best efforts to qualify such persons as registered representatives of Franklin Financial, which is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Franklin Financial also may enter into agreements with The Franklin and each such agent with respect to the supervision of such agent.

  Franklin Financial incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the Contracts pursuant to a Sales Agreement with the Fund. Sales deductions from Stipulated Payments are paid to Franklin Financial as a means to recover sales expenses. Sales deductions are not necessarily related to Franklin Financial's actual sales expenses in any particular year. To the extent sales expenses are not covered by sales deductions, Franklin Financial will cover them from other assets.

  Pursuant to an Agreement between The Franklin and Franklin Financial, The Franklin has agreed to pay commissions earned by registered representatives of Franklin Financial on the sale of the Contracts and to bear the cost of preparation of prospectuses and other disclosure materials. Commissions and other remuneration and the cost of disclosure materials will be paid by The Franklin from its General Account.

  Registration as a broker-dealer does not mean that the Securities and Exchange Commission has in any way passed upon the financial standing, fitness or conduct of any broker or dealer, upon the merits of any securities offering or upon any other matter relating to the business of any broker or dealer. Salesmen and employees selling Contracts, where required, are also licensed as securities salesmen under state law.

   Elizabeth E. Arthur is an "affiliated person" (as that term is defined in the Investment Company Act of 1940) of both Franklin Financial and the Fund by reason of the positions held by her with Franklin Financial and the Fund as set forth in the table under "Management," above.

                          PORTFOLIO TURNOVER AND BROKERAGE

A.  PORTFOLIO TURNOVER

  The Fund will purchase securities, in general, for long-term appreciation of capital and income and does not place emphasis on obtaining short-term trading profits. See "Investment Policies and Restrictions of the Fund" in the Prospectus. Accordingly, the Fund expects to have an annual rate of portfolio turnover which is at, or below, the industry average. (The "portfolio turnover" rate means (a) the lesser of the dollar amount of the purchases or of the sales of portfolio securities (other than short-term securities, that is, those with a maturity of one year or less at the time of purchase) by the Fund for the period in question, divided by (b) the monthly average of the value of the Fund's portfolio securities (excluding short-term securities).) However, the rate of portfolio turnover is not a limiting factor when changes in the portfolio are deemed appropriate, and in any given year conditions could result in a higher rate, which would not in and of itself indicate a variation from stated investment objectives. The degree of portfolio activity affects the brokerage costs of the Fund. See "Brokerage," immediately below.


  For 1996, the portfolio turnover rate was 3.35%; for 1997 the rate was .67%.


B.  BROKERAGE


  Decisions to buy and sell securities for the Fund will be made by The Franklin, as the Fund's investment manager, subject to the control of the Fund's Board of Managers. The Franklin, as investment manager, also is responsible for placing the brokerage business of the Fund and, where applicable, negotiating the amount of the commission rate paid, subject to the control of the Fund's Board of Managers. The Fund has no formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments for the Fund. It is The Franklin's intention to place such orders, consistent with the best execution, to secure the highest possible price on sales and the lowest possible price on purchases of securities. Portfolio transactions executed in the over-the-counter market will be placed directly with the primary market makers unless better executions are available elsewhere. Subject to the foregoing, The Franklin may give consideration in the allocation of brokerage business to services performed by a broker or dealer in furnishing statistical data and research to it. The Franklin may thus be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. Any such services would also be available to The Franklin in the management of its own assets and those of any other separate account. To the extent that such services are used by The Franklin in performing its investment management functions with respect to the Fund, they may tend to reduce The Franklin's expenses. However, the dollar value of any information which might be received is indeterminable and may, in fact, be negligible. The Franklin does not consider the value of any research services provided by brokers in negotiating commissions. During 1995, 1996 and 1997, a total of $759, $139 and $231, respectively, in brokerage commissions was paid; none of such brokerage business of the Fund was allocated to Franklin Financial Services Corporation or to brokers who furnished statistical data and research to The Franklin. No officer or director of The Franklin or Franklin Financial Services Corporation (the principal underwriter for the Contracts), and no member of the Board of Managers, is affiliated with any brokerage firm (except with Franklin Financial Services Corporation, as described under "Investment Management Service Charge," in the Prospectus, and "Distribution of the Contracts," above) and no beneficial owner of 5% or more of the total voting power of The Franklin or any of its parents is known to be affiliated with any brokerage firm utilized by the Fund (except with Franklin Financial Services Corporation).


                              SAFEKEEPER OF SECURITIES

  Securities of the Fund are held by State Street Bank and Trust Company ("State Street"), which is located at 1776 Heritage Drive, North Quincy, Massachusetts, under a Custodian Agreement dated April 17, 1995 to which The Franklin and State Street are parties. Representatives of the Securities and Exchange Commission, the Illinois Insurance Department and the NAIC zonal examination committee have access to such securities in the performance of their official duties.

                                   LEGAL MATTERS

     Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                      EXPERTS


  The statement of assets and liabilities, including the portfolio of investments, as of December 31, 1997 and the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years in the period then ended and the table of per-unit income and changes in accumulation unit value for each of the three years in the period then ended of the Fund, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The consolidated financial statements of The Franklin at December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, the eleven months ended December 31, 1995 and the one month ended January 31, 1995, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 of the Fund, appearing herein, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report thereon appearing elsewhere herein. Such financial statements and tables of per-unit income and changes in accumulation unit value referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

                           INDEX TO FINANCIAL STATEMENTS

                                                                                             PAGE
                                                                                             ----
Franklin Life Variable Annuity Fund B:

   Reports of Independent Auditors and Accountants                                      F-2 - F-3

   Financial Statements:

      Statement of Assets and Liabilities, December 31, 1997                                  F-4

      Statement of Operations for the year ended
        December 31, 1997                                                                     F-4

      Statements of Changes in Contract Owners' Equity for the
        two years ended December 31, 1997 and 1996                                            F-4

      Portfolio of Investments, December 31, 1997                                             F-5

      Notes to Financial Statements                                                           F-6

      Supplementary Information - Per-Unit Income and Changes in Accumulation
        Unit Value for the five years ended December 31, 1997                                 F-7

The Franklin Life Insurance Company and Subsidiaries:*

   Report of Independent Auditors                                                             F-8

   Financial Statements:

      Consolidated Statement of Income for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month
        ended January 31, 1995                                                                F-9

      Consolidated Balance Sheet, December 31, 1997 and 1996                          F-10 - F-11

      Consolidated Statement of Shareholder's Equity for the years ended
        December 31, 1997 and 1996, the eleven months ended December 31, 1995,
        and the one month ended January 31, 1995                                             F-12

      Consolidated Statement of Cash Flows for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month
        ended January 31, 1995                                                               F-13

      Notes to Consolidated Financial Statements                                      F-14 - F-38



*The consolidated financial statements of The Franklin contained herein should be considered only as bearing upon the ability of The Franklin to meet its obligations under the Contracts.

                           REPORT OF INDEPENDENT AUDITORS




Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund B


We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund B, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the three years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1997, 1996 and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund B at December 31, 1997, and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the three years then ended in conformity with generally accepted accounting principles.






                                        ERNST & YOUNG LLP



Chicago, Illinois
January 30, 1998

                         REPORT OF INDEPENDENT ACCOUNTANTS






Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund B
Springfield, Illinois


We have audited the accompanying table of per-unit income and changes in accumulation unit value of Franklin Life Variable Annuity Fund B for each of the two years in the period ended December 31, 1994. This table of per-unit income and changes in accumulation unit value is the responsibility of the Fund's management. Our responsibility is to express an opinion on this table of per-unit income and changes in accumulation unit value based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the table of per-unit income and changes in accumulation unit value is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the table of per-unit income and changes in accumulation unit value. An audit also includes assessing the accounting principles used by management as well as evaluating the overall presentation of the table of per-unit income and changes in accumulation unit value. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the table of per-unit income and changes in accumulation unit value referred to above presents fairly, in all material respects, the per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.





                                   COOPERS & LYBRAND L.L.P.


Chicago, Illinois
February 1, 1995

                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1997

 Assets
           Investments-at fair value (cost-$889,926):
                Common stocks                                              $1,560,244
                Short-term notes                                              198,546
                                                                            ---------
                                                                            1,758,790
           Cash on deposit                                                     43,659
           Dividends and interest receivable                                    2,985
                                                                            ---------
                     Total Assets                                           1,805,434

 Liability - due to The Franklin Life Insurance Company                           256
                                                                            ---------
 Contract owners' equity
           Value of 16,323.347 accumulation units outstanding,
                 equivalent to $110.58873119 per unit                      $1,805,178
                                                                            ---------
                                                                            ---------


                               STATEMENT OF OPERATIONS
                            YEAR ENDED DECEMBER 31, 1997

 Investment income:
       Dividends                                               $ 24,882
       Interest                                                  10,844
                                                               --------
            Total income                                                      $35,726

 Expenses:
       Investment management services                          $ 17,759
       Mortality and expense charges                              7,765
                                                               --------
             Total expenses                                                    25,524
                                                                            ---------
             Net investment income                                             10,202
 Realized and unrealized gain on investments:
       Net realized gain from investment transactions
        (excluding short-term investments):
            Proceeds from sales                                $217,183
            Cost of investments sold (identified cost method)   132,545
                                                                             --------
                Net realized gain                                              84,638
           Net unrealized appreciation of investments:
             Beginning of year                                 $537,316
             End of year                                        868,864
                                                               --------
                Net unrealized appreciation                                   331,548
                Net gain on investments                                       416,186
                Net increase in contract owners'
                    equity resulting from operations                         $426,388
                                                                             --------
                                                                             --------


               STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                        YEAR ENDED DECEMBER 31
                                                         1997            1996
                                                      -------------------------
 Net investment income                                $  10,202        $ 11,760
 Net realized gain from investment transactions          84,638          38,924
 Net unrealized appreciation of investments             331,548         219,574
                                                      -------------------------
      Net increase in contract owners equity
       resulting from operations                        426,388         270,258
 Net contract purchase payments                          15,336          15,931
 Payment for contract guarantees                        (10,114)         (6,017)
 Withdrawals                                           (246,502)       (197,732)
                                                      -------------------------
      Net increase in contract owners equity            185,108          82,440
      Contract owners' equity at beginning of year    1,620,070       1,537,630
                                                      -------------------------
      Contract owners' equity at end of year         $1,805,178      $1,620,070
                                                      -------------------------
                                                      -------------------------


                           SEE NOTES TO FINANCIAL STATEMENTS

                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                              PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1997

    NUMBER
      OF                                                                FAIR
    SHARES                                                             VALUE
  ----------                                                        ------------
             COMMON STOCKS (86.43%)
             AEROSPACE/AVIATION (4.61%)
     900           Boeing Company                                       $ 44,044
     700           Raytheon Company                                       39,156
                                                                    ------------
                                                                          83,200
             BANKING (5.39%)
     700           SLM Holding Corporation                                97,388

             BEVERAGES (1.20%)
     600           PepsiCo, Incorporated                                  21,750

             BUSINESS SERVICES (1.77%)
     900           Equifax Inc.                                           31,894

             CHEMICALS (2.25%)
     400           Dow Chemical                                           40,600

             COMPUTER SERVICES (3.30%)
   1,300           Ceridian Corporation*                                  59,556

             COSMETICS & HOUSEHOLD PRODUCTS (3.89%)
     700           Gillette Company                                       70,306

             DRUG & HEALTH CARE (24.52%)
   2,000           Eli Lilly and Company                                 139,250
     675           Merck & Company, Inc.                                  71,550
     600           Pfizer, Incorporated                                   44,738
   1,800           Schering-Plough Corporation                           111,825
   2,400           Walgreen Company                                       75,300
                                                                    ------------
                                                                         442,663
             ELECTRONICS & INSTRUMENTATIONS (3.11%)
     900           Hewlett-Packard Company                                56,137

             FOOD - RETAIL (4.06%)
   1,550           Albertson's, Inc.                                      73,237

             FOOD - WHOLESALE  (1.77%)
     700           Sysco Corporation                                      31,894

             MACHINERY - INDUSTRIAL & CONSTRUCTION   (.83%)
     400           Fluor Corporation                                      14,950

             OFFICE EQUIPMENT & SERVICES (10.09%)
     750           Compaq Computers Corporation*                          42,375
                   International Business Machines
     700                Corporation                                       73,238
     900           Xerox Corporation                                      66,487
                                                                    ------------
                                                                         182,100

             OILS & OIL RELATED PRODUCTS (2.56%)
     250           Amoco Corporation                                    $ 21,281
     600           Enron Corporation                                      24,938
                                                                    ------------
                                                                          46,219

             PACKAGING - CONTAINERS (1.98%)
     800           Avery-Dennison Corporation                             35,800

             PHOTOGRAPHY (.84%)
     250           Eastman Kodak Company                                  15,141

             RESTAURANTS/LODGING (4.89%)
   1,000           Marriott International, Inc.                           69,250

     400           McDonald's Corporation                                 19,100
                                                                    ------------
                                                                          88,350
             TECHNOLOGY (6.25%)
     700           AMP, Incorporated                                      29,400
     675           Diebold, Incorporated                                  34,172
     700           Intel Corporation                                      49,175
                                                                    ------------
                                                                         112,747

             UTILITIES - TELEPHONE (3.12%)
   1,000            BellSouth Corporation                                 56,312
                                                                    ------------

                                             TOTAL COMMON STOCKS
                                                 (COST-$691,380)       1,560,244
                                                                    ------------

 PRINCIPAL
  AMOUNT          SHORT-TERM NOTES (11.00%)
 ---------
 $100,000        United  States Treasury Bill
                     4.93%, due 2/5/98 (cost-$99,233)                    99,233
  100,000        United States Treasury Bill
                     5.05%, due 2/5/98 (cost-$99,313)                    99,313
                                                                    -----------
                                        TOTAL SHORT-TERM NOTES          198,546
                                                                    -----------
                                    TOTAL INVESTMENTS (97.43%)
                                              (cost -$889,926)        1,758,790

                                    CASH AND RECEIVABLES, LESS
                                             LIABILITY (2.57%)           46,388
                                                                    -----------
                                       TOTAL CONTRACT OWNERS'
                                               EQUITY (100.0%)       $1,805,178
                                                                    -----------
                                                                    -----------

*Non-income producing investment in 1997.



                         SEE NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND B CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND B
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund B (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1997 aggregated $10,048 and $217,183, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $1,091 and $1,002 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1997 and 1996, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.

NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS


                                 Year ended                  Year ended
                              December 31, 1997           December 31, 1996
                        -------------------------------------------------------
                           UNITS          AMOUNT         UNITS         AMOUNT
                           -----          ------         -----         ------
 Balance at
   beginning of
   year                   18,648      $1,620,070        21,059      $1,537,630

 Purchases                   157          15,336           200          15,931

 Net investment
    income                     -          10,202             -          11,760

 Net realized gain
   from investment
   transactions                -          84,638             -          38,924

 Net unrealized
   appreciation
   of investments              -         331,548             -         219,574

 Withdrawals               (2,482)      (246,502)       (2,611)       (197,732)

 Payment for
   contract
   guarantees                  -         (10,114)            -          (6,017)
                        -------------------------------------------------------
 Balance at end of
   year                    16,323     $1,805,178        18,648      $1,620,070
                        -------------------------------------------------------
                        -------------------------------------------------------


NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.


NOTE G-NET UNREALIZED APPRECIATION OF INVESTMENTS

Net unrealized appreciation of investments at December 31, 1997 and 1996 was as follows:

                                        DECEMBER 31,        DECEMBER 31,
                                           1997                1996
                                        --------------------------------
 Gross unrealized appreciation          $874,684              $539,392

 Gross unrealized depreciation             5,820                 2,076
                                        --------------------------------
      Net unrealized appreciation
      of investments                    $868,864              $537,316
                                        --------------------------------
                                        --------------------------------



                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                              SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                           OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                         YEAR ENDED DECEMBER 31
                                                                    1997         1996            1995          1994           1993
                                                                -------------------------------------------------------------------
 Investment income                                                $2.025         $1.777         $2.043        $1.569         $1.305

 Expenses                                                          1.447          1.169           .935          .850           .841
                                                                -------------------------------------------------------------------

 Net investment income                                              .578           .608          1.108          .719           .464

 Net realized and unrealized gain (loss) on investments           23.136         13.251         14.278         (.943)         1.697
                                                                -------------------------------------------------------------------
 Net increase (decrease) in accumulation unit value               23.714         13.859         15.386         (.224)         2.161

 Accumulation unit value:
   Beginning of year                                              86.875         73.016         57.630        57.854         55.693
                                                                -------------------------------------------------------------------
   End of year                                                  $110.589        $86.875        $73.016       $57.630        $57.854
                                                                -------------------------------------------------------------------
                                                                -------------------------------------------------------------------
 Ratio of expenses to average net assets                           1.44%          1.44%          1.44%         1.44%          1.44%

 Ratio of net investment income to average net assets               .58%           .75%          1.71%         1.22%           .80%

 Portfolio turnover rate                                            .67%          3.35%         22.26%        82.18%         61.50%

 Number of accumulation units outstanding at end of year          16,323         18,648         21,059        23,165         26,542
-----------------------------------------------------------------------------------------------------------------------------------

                           REPORT OF INDEPENDENT AUDITORS

                   ---------------------------------------------




Board of Directors
   and Shareholder
The Franklin Life Insurance Company


We have audited the accompanying consolidated balance sheet of The Franklin Life Insurance Company (an indirect wholly-owned subsidiary of American General Corporation) (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity and cash flows for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Franklin Life Insurance Company at December 31, 1997 and 1996 and the consolidated results of its operations and its cash flows for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995, in conformity with generally accepted accounting principles.


                                      /S/ ERNST & YOUNG LLP

Chicago, Illinois

February 23, 1998

                         THE FRANKLIN LIFE INSURANCE COMPANY
                           CONSOLIDATED STATEMENT OF INCOME
                                    (In millions)

                                                               Predecessor Basis
                                                               -----------------
                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
                                       1997      1996      1995        1995
--------------------------------------------------------------------------------
Revenues

Premiums and other considerations      $370.2    $418.6    $449.6     $34.5
     Net investment income              518.6     521.5     468.8      41.3
     Realized investment gains
       (losses)                          12.8       2.5       7.2      (7.6)
     Other                               75.8      68.3      55.9       4.1
                                     ---------------------------------------
         Total revenues                 977.4   1,010.9     981.5      72.3

Benefits and expenses
     Benefits paid or provided
       Death claims and other policy
         benefits                       250.6     240.6     236.3      21.5
       Investment-type contracts        169.4     173.3     168.3      14.0
       Dividends to policyholders        86.3      81.9      85.6       7.5
     Change in policy reserves           54.6      95.9     148.5      11.0
     Increase in participating policy-
       holders' interests                 4.7      12.0      11.0       1.0
     Commissions                        106.5     110.2     108.0       7.6
     Operating costs and expenses        33.5      35.7      17.3       2.8
     Amortization of deferred policy
       acquisition costs                 11.5      10.7       8.3       5.8
     Amortization of cost of insurance
       purchased, net of deferrals       45.3      51.1      29.0       0.8
                                     ---------------------------------------
         Total benefits and expenses    762.4     811.4     812.3      72.0
                                     ---------------------------------------
Income before income tax expense        215.0     199.5     169.2       0.3
Income tax expense
     Current                             74.8      94.7      39.7       4.9
     Deferred (benefit)                  (0.4)    (25.3)     21.1      (4.7)
                                     ---------------------------------------
       Total income tax expense          74.4      69.4      60.8       0.2
                                     ---------------------------------------
         Net income                    $140.6    $130.1    $108.4      $0.1
                                     ---------------------------------------

                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                              CONSOLIDATED BALANCE SHEET
                                    (In millions)


                                                   DECEMBER 31
                                        -------------------------------
     ASSETS                                 1997                 1996
                                        -------------------------------
Investments
     Fixed maturity securities
      (amortized cost: $5,157.7;
      $5,152.3)                           $5,615.2            $5,476.5
     Mortgage loans on real estate           621.6               607.0
     Equity securities (cost: $1.1; $2.0)      4.4                 5.0
     Policy loans                            332.7               327.4
     Other long-term investments              46.3                47.6
                                        -------------------------------
           Total investments               6,620.2             6,463.5


Cash and cash equivalents                     39.5                24.6
Accrued investment income                    100.3                99.7
Note receivable from parent                  116.4               116.4
Preferred stock of affiliates, at cost         8.5                 8.5
Receivable from brokers                       26.5                17.7
Receivable from agents, less allowance
  ($4.3; $0.4)                                14.4                18.3
Amounts recoverable from reinsurers           41.5                84.0
Deferred policy acquisition costs            111.7                82.0
Cost of insurance purchased                  303.9               407.8
Property and equipment, at cost, less
  accumulated depreciation ($10.2; $7.2)      23.4                20.6
Other assets                                  27.4                29.6
Assets held in Separate Accounts             239.6               134.9
                                        -------------------------------
           Total assets                   $7,673.3            $7,507.6
                                        -------------------------------


                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                        CONSOLIDATED BALANCE SHEET (CONTINUED)
                           (In millions, except share data)


                                                  DECEMBER 31
                                        -------------------------------
     LIABILITIES                            1997                 1996
                                        -------------------------------
Insurance liabilities
     Life, annuity and accident and health
      reserves                            $2,882.8            $2,864.7
     Policy and contract claims               34.4                38.1
     Investment-type contract deposits
      and dividend accumulations           2,907.6             2,992.7
     Participating policyholders' interests  211.4               209.7
     Other                                    50.7                49.5
Income taxes
     Current                                   2.2                 6.4
     Deferred                                  4.5               (19.0)
Intercompany payables                          0.5                 0.8
Accrued expenses and other liabilities       109.6               116.6
Liabilities related to Separate Accounts     239.6               134.9
                                        -------------------------------
          Total liabilities                6,443.3             6,394.4


     SHAREHOLDER'S EQUITY
Common stock ($2  par value;
     30,000,000 shares authorized,
     21,002,000 shares issued and
      outstanding)                            42.0                42.0
Paid-in capital                              886.1               886.1
Net unrealized gains on securities           150.8               106.6
Retained earnings                            151.1                78.5
                                        -------------------------------
          Total shareholder's equity       1,230.0             1,113.2
                                        -------------------------------
             Total liabilities and
               shareholder's equity       $7,673.3            $7,507.6
                                        -------------------------------


                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                    CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                                    (In millions)


                                                               Predecessor Basis
                                                               -----------------
                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
                                       1997      1996      1995        1995
--------------------------------------------------------------------------------

Common stock                            $42.0     $42.0     $42.0     $42.0
                                  ----------------------------------------------
Paid-in capital

     Balance at beginning of period     886.1     884.3     884.3     803.0
     Paid in during the period              -       1.8         -         -
     Adjustment for the
       acquisition                          -         -         -      81.3
                                  ----------------------------------------------
     Balance at end of period           886.1     886.1     884.3     884.3
                                  ----------------------------------------------
Net unrealized gains (losses)
     on securities

          Balance at beginning of
           period                       106.6     187.5         -      (8.1)
          Change during the period       44.2     (80.9)    187.5       1.4
          Adjustment for the
            acquisition                     -         -         -       6.7
                                  ----------------------------------------------
          Balance at end of period      150.8     106.6     187.5         -
                                  ----------------------------------------------
Retained earnings

     Balance at beginning of period      78.5      48.4         -     522.7
     Net income                         140.6     130.1     108.4       0.1
     Dividends paid to parent           (68.0)   (100.0)    (60.0)   (250.0)
     Adjustment for the acquisition         -         -         -    (272.8)
                                  ----------------------------------------------
     Balance at end of period           151.1      78.5      48.4         -
                                  ----------------------------------------------
Total shareholder's equity
     at end of period                $1,230.0  $1,113.2  $1,162.2    $926.3
                                  ----------------------------------------------


                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                         CONSOLIDATED STATEMENT OF CASH FLOWS
                                    (In millions)


                                                               Predecessor Basis
                                                               -----------------
                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
                                       1997      1996      1995        1995
--------------------------------------------------------------------------------
          OPERATING ACTIVITIES
Net income                             $140.6    $130.1    $108.4      $0.1

Reconciling adjustments

Insurance liabilities                    33.4     121.5     155.4      19.9
     Deferred policy acquisition costs  (40.4)    (45.5)    (59.4)     (2.7)
     Investment (gains) losses           (6.1)     (4.7)    (11.4)     (0.9)
     Investment write-downs and reserves (6.7)      2.2       4.2       8.5
     Cost of insurance purchased and
       intangibles                       45.3      51.1      29.0       1.0
     Interest credited, net of charges
       on investment contract deposits   92.5     103.2     153.7      12.0
     Purchase of trading securities         -         -         -      (1.5)
     Proceeds from sale of trading
       securities                           -         -         -      85.5
     Other, net                          (5.4)   (107.9)     14.3      (7.1)
                                  ----------------------------------------------
     Net cash provided by operating
       activities                       253.2     250.0     394.2     114.8
                                  ----------------------------------------------
          INVESTING ACTIVITIES

Investment purchases
     Available-for-sale                (891.8) (5,479.1) (1,055.8)        -
     Held-to-maturity                       -         -         -      (0.8)
     Other investments                 (125.2)   (122.6)    (95.7)    (27.2)
     Affiliated                             -         -    (124.5)        -
Investment calls, maturities and sales
     Available-for-sale                 978.0   5,526.3     832.0       0.2
     Held-to-maturity                       -         -         -      24.9
     Other investments                   70.7      65.1     127.1       6.3
Additions to property and equipment      (6.7)     (4.6)     (3.5)     (0.5)
                                  ----------------------------------------------
     Net cash provided by (used for)
       investing activities              25.0     (14.9)   (320.4)      2.9
                                  ----------------------------------------------
          FINANCING ACTIVITIES

Policyholder account deposits           194.5     165.3     357.8      29.2
Policyholder account withdrawals       (389.8)   (297.1)   (366.2)    (32.6)
Additional capital contribution             -       1.8         -         -
Proceeds from intercompany borrowings   230.4      62.0     105.2         -
Repayments of intercompany borrowings  (230.4)    (62.1)   (105.1)        -
Dividend payments                       (68.0)   (100.0)    (60.0)   (250.0)
                                  ----------------------------------------------
     Net cash used for financing
       activities                      (263.3)   (230.1)    (68.3)   (253.4)
                                  ----------------------------------------------
     Net increase (decrease) in cash
       and cash equivalents              14.9       5.0       5.5    (135.7)

Cash and cash equivalents at beginning
       of period                         24.6      19.6      14.1     149.8
                                  ----------------------------------------------
Cash and cash equivalents at end of
       period                           $39.5     $24.6     $19.6     $14.1
                                  ----------------------------------------------


                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   Significant Accounting Policies

1.1  NATURE OF OPERATIONS

     The Franklin Life Insurance Company (Franklin) and its subsidiaries, headquartered in Springfield, Illinois, provide life insurance and annuity products to middle-income customers throughout the United States. Franklin serves this customer base through 3,200 agents.


1.2  PREPARATION OF FINANCIAL STATEMENTS

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Franklin, and its subsidiaries, The American Franklin Life Insurance Company (AMFLIC), Franklin Financial Services Corporation (FFSC) and prior to December 31, 1995, The Franklin United Life Insurance Company (FULIC). Franklin was formerly a wholly-owned subsidiary of American Franklin Company (AFC), and is now an indirect, wholly-owned subsidiary of American General Corporation (AGC) following the dissolution of AFC in June of 1996. All material intercompany transactions have been eliminated in consolidation.

     On December 31, 1995, Franklin completed the sale of FULIC to American General Life Insurance Company of New York (AGNY), an affiliated entity. Franklin received $8.5 million of preferred stock of American General Life Insurance Company, the parent of AGNY, as consideration. No gain or loss was recognized on the transaction.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3  ACQUISITION

     On January 31, 1995, AGC Life Insurance Company (AGCL), a subsidiary of AGC, acquired AFC for $1.17 billion. The purchase price consisted of $920 million in cash and a $250 million extraordinary cash dividend paid by AFC to its former parent prior to closing. In addition, $6.3 million of acquisition costs were capitalized as part of the acquisition.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.3  ACQUISITION (CONTINUED)

     The acquisition was accounted for using the purchase method of accounting in accordance with the provisions of Accounting Principles Board Opinion 16, "Business Combinations", and other existing accounting literature pertaining to purchase accounting. Under purchase accounting, the total purchase cost was allocated to the assets and liabilities acquired based on a determination of their fair value. Franklin's consolidated statements of income, shareholder's equity and cash flows for the years ended December 31, 1997 and 1996, and the eleven months ended December 31, 1995, are reported under the purchase method of accounting and, accordingly, are not consistent with the basis of presentation of the "Predecessor Basis" consolidated statements of income, shareholder's equity and cash flows for the one month ended January 31, 1995.

1.4  INVESTMENTS

     FIXED MATURITY AND EQUITY SECURITIES. All fixed maturity securities and equity securities are classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

     MORTGAGE LOANS. Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on management's assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

     Loans for which Franklin determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. Franklin generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

     POLICY LOANS.  Policy loans are reported at unpaid principal balance.

     INVESTMENT INCOME. Interest on fixed maturity securities, policy loans and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.4  INVESTMENTS (CONTINUED)

     OTHER LONG TERM INVESTMENTS. Other long term investments represent investments in joint ventures and limited partnerships and are reported on the equity method.

     REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method.

1.5  CASH AND CASH EQUIVALENTS

     Highly liquid investments with an original maturity of three months or less are included in cash and cash equivalents. The carrying amount approximates fair value.

1.6  DEFERRED POLICY ACQUISITION COSTS (DPAC)

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

     DPAC associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The interest assumptions used to compute estimated gross profits with respect to participating life insurance contracts were 7.75% at December 31, 1997 and 1996, and 8.5% at December 31, 1995. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

     DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in net unrealized gains (losses) on securities within shareholder's equity.

     Franklin reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.7  COST OF INSURANCE PURCHASED (CIP)

     The cost assigned to certain insurance contracts in force at January 31, 1995 is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 7.0% to 8.5%. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. Franklin reviews the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.8  SEPARATE ACCOUNTS

     Separate Accounts are assets and liabilities associated with certain contracts for which the investment risk lies solely with the contract holder. Therefore, Franklin's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the consolidated statements of income. Assets held in Separate Accounts are carried at fair value.


1.9  INSURANCE LIABILITIES

     Substantially all of Franklin's insurance liabilities relate to long-duration contracts, which generally require performance over a period of more than one year. The contract provisions normally cannot be changed or canceled by Franklin during the contract period.

     For interest-sensitive life insurance and insurance investment contracts, reserves equal the sum of the policy account balances and deferred revenue charges. Reserves for non-participating long-duration contracts are based on estimates of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, or payment of an endowment. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.0% to 8.5% at December 31, 1997. The liability for future policy benefits on participating life insurance contracts is a net level reserve using the nonforfeiture interest rate and mortality table of the plan of insurance.

1.10 PREMIUM RECOGNITION

     Most receipts for annuities and interest-sensitive life insurance contracts are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that are designed to compensate Franklin for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

     For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other long-duration contracts, premiums are recognized when due.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.11 PARTICIPATING LIFE INSURANCE

     Participating life insurance contracts contain dividend payment provisions that entitle the policyholders to participate in the earnings of the contracts. Participating life insurance accounted for 46% and 47% of life insurance in force at December 31, 1997 and 1996 respectively, and 70%, 62%, 58%, and 69% of premiums and other considerations for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month ended January 31, 1995, respectively.

     The portion of earnings allocated to participating policyholders that cannot be expected to inure to Franklin's shareholder is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings.

1.12 INCOME TAXES

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

     A change in deferred taxes related to fluctuations in fair value of available-for-sale securities is included in net unrealized gains (losses) on securities in shareholder's equity.

1.13 RECLASSIFICATION

     Certain amounts in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

1.14 NEW ACCOUNTING STANDARDS NOT YET ADOPTED

     In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. Beginning in 1998, Franklin must adopt this statement for all periods presented. Application of this statement will not change recognition or measurement of net income and, therefore, will not impact Franklin's consolidated results of operations or financial position.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.   Investments

2.1  INVESTMENT INCOME

     Income by type of investment was as follows:



                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended       Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997        1996        1995       1995
--------------------------------------------------------------------------------
Fixed maturity securities           $435.5      $434.6      $394.3      $33.9
Mortgage loans on real estate         58.3        58.8        54.3        4.6
Policy loans                          19.3        18.9        18.6        1.7
Other investments                      9.5        13.5         9.1        1.2
                                  ----------------------------------------------
Gross investment income              522.6       525.8       476.3       41.4
Investment expense                     4.0         4.3         7.5        0.1
                                  ----------------------------------------------
   Net investment income            $518.6      $521.5      $468.8      $41.3
                                  ----------------------------------------------

     The carrying value of investments that produced no investment income during 1997 totaled $12.4 million, or less than .19% of total invested assets at December 31, 1997. The ultimate disposition of these assets is not expected to have a material effect on Franklin's consolidated results of operations or financial position.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.2  REALIZED INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) for fixed maturity and equity securities, net of DPAC and CIP amortization were as follows:


                                                         Eleven Months One Month
                                   YEAR ENDED Year Ended     Ended       Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997        1996        1995       1995
--------------------------------------------------------------------------------

Fixed maturity securities
  Gross gains                       $15.4       $25.0       $13.8      $   -
  Gross losses                       (6.2)      (17.6)       (1.9)         -
                                  ----------------------------------------------
    Total fixed maturity securities   9.2         7.4        11.9          -
                                  ----------------------------------------------
Equity securities
  Gross gains                         1.0         1.8         1.9        4.1
  Gross losses                          -           -        (0.5)      (5.4)
                                  ----------------------------------------------
     Total equity securities          1.0         1.8         1.4       (1.3)
                                  ----------------------------------------------
Other                                 2.6        (6.7)       (6.1)      (6.3)
                                  ----------------------------------------------
     Realized investment gains
      (losses)                      $12.8        $2.5        $7.2      $(7.6)
                                  ----------------------------------------------


     Voluntary sales of investments resulted in the following realized gains (losses):


                                                               Realized
                                                       -------------------------
In millions              Category            Proceeds      Gains      Losses
--------------------------------------------------------------------------------
YEAR ENDED
DECEMBER 31, 1997   AVAILABLE-FOR-SALE        $577.6        $10.5      $ 3.1
--------------------------------------------------------------------------------
Year Ended
December 31, 1996   Available-for-sale        $807.0        $21.8      $15.4
--------------------------------------------------------------------------------
Eleven Months Ended
December 31, 1995   Available-for-sale        $268.7        $ 8.5      $ 0.4
--------------------------------------------------------------------------------
One Month Ended
January 31, 1995    Trading                   $ 84.7        $ 4.1      $ 5.4
--------------------------------------------------------------------------------


                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.3  FIXED MATURITY AND EQUITY SECURITIES

     VALUATION. Amortized cost and fair value of fixed maturity and equity securities were as follows:


                                              DECEMBER 31, 1997
                              --------------------------------------------------
                                COST OR       GROSS     GROSS
                               AMORTIZED   UNREALIZED UNREALIZED    FAIR
In millions                      COST          GAINS    LOSSES      VALUE
--------------------------------------------------------------------------------

Fixed maturity securities
     Corporate bonds
       Investment  grade        $2,845.2       $228.9    $0.3      $3,073.8
       Below investment grade      307.8         13.7     1.1         320.4

     Public utilities              972.3        116.1       -       1,088.4

     Mortgage-backed               750.7         67.4     0.1         818.0

     Foreign governments            90.0         15.4     0.4         105.0

     U.S. government               186.7         17.7       -         204.4

     States/political subdivisions   4.8          0.2       -           5.0

     Redeemable preferred stocks     0.2            -       -           0.2
                              --------------------------------------------------
       Total fixed maturity
         securities             $5,157.7       $459.4    $1.9      $5,615.2
                              --------------------------------------------------
Equity securities               $    1.1       $  3.3    $  -      $    4.4
                              --------------------------------------------------

                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.3  FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)



                                              DECEMBER 31, 1996
                              --------------------------------------------------
                                COST OR       GROSS     GROSS
                               AMORTIZED   UNREALIZED UNREALIZED    FAIR
In millions                      COST          GAINS    LOSSES      VALUE
--------------------------------------------------------------------------------
Fixed maturity securities
     Corporate bonds
       Investment grade         $2,747.7       $170.2    $6.3      $2,911.6
       Below investment grade      239.7          9.0     1.4         247.3

     Public utilities            1,064.7         86.9       -       1,151.6

     Mortgage-backed               802.1         41.9     1.4         842.6

     Foreign governments            96.2         11.0       -         107.2

     U.S. government               190.1         13.9     0.1         203.9

     States/political subdivisions  11.5          0.5       -          12.0

     Redeemable preferred stocks     0.3            -       -           0.3
                              --------------------------------------------------
       Total fixed maturity
         securities             $5,152.3       $333.4    $9.2      $5,476.5
                              --------------------------------------------------
     Equity securities          $    2.0       $  3.0    $  -      $    5.0
                              --------------------------------------------------



                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.3  FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

     MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1997 were as follows:


                                          AMORTIZED              FAIR
In millions                                  COST                VALUE
--------------------------------------------------------------------------------
FIXED MATURITY SECURITIES, EXCLUDING
MORTGAGE-BACKED SECURITIES, DUE
     In one year or less                 $   55.0             $   55.4

     In years two through five              785.0                825.8

     In years six through ten             1,993.5              2,140.3

     After ten years                      1,573.5              1,775.7

Mortgage-backed securities                  750.7                818.0
                                        ----------------------------------------
     Total fixed maturity securities     $5,157.7             $5,615.2
                                        ----------------------------------------


     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Corporate requirements and investment strategies may result in the sale of investments before maturity.

2.4  NET UNREALIZED GAINS ON SECURITIES

     Net unrealized gains on available-for-sale securities included in shareholder's equity at December 31 were as follows:


In millions                      1997          1996
------------------------------------------------------
Gross unrealized gains         $ 462.7        $ 336.4
Gross unrealized losses           (1.9)          (9.2)
DPAC  fair value adjustment      (10.4)          (0.4)
CIP fair value adjustment       (215.7)        (160.9)
Participating policyholders'
     interest                     (2.5)          (1.8)
Deferred federal income taxes    (81.4)         (57.5)
                              ------------------------
Net unrealized gains
     on securities             $ 150.8        $ 106.6
                              ------------------------


                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.5  MORTGAGE LOANS ON REAL ESTATE

     DIVERSIFICATION. Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, Franklin requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. At December 31, the mortgage loan portfolio was distributed as follows:


                                                DECEMBER 31
                                          ---------------------------
     In millions                             1997          1996
---------------------------------------------------------------------
     Geographic distribution
          East North Central                $119.6         $120.0
          East South Central                  36.2           37.8
          Mid Atlantic                        35.5           21.5
          Mountain                            53.5           58.1
          New England                         22.5           19.2
          Pacific                             99.5          104.3
          South Atlantic                     175.2          167.7
          West North Central                  34.3           35.4
          West South Central                  53.5           57.9
          Allowance for losses                (8.2)         (14.9)
----------------------------------------------------------------------
            Total                           $621.6         $607.0
----------------------------------------------------------------------
     Property type
          Retail                            $333.5         $312.3
          Office                             131.9          147.5
          Industrial                          96.7           89.4
          Residential and other               67.7           72.7
          Allowance for losses                (8.2)         (14.9)
----------------------------------------------------------------------
            Total                           $621.6         $607.0
----------------------------------------------------------------------


                        THE FRANKLIN LIFE INSURANCE COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.5  MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

     IMPAIRED LOANS.     The carrying value of impaired mortgage loans on real
     estate and related interest income were as follows as of and for the year ended December 31:


     In millions                    1997           1996        1995
     ---------------------------------------------------------------------------
     Impaired loans
          With allowance *          $ 8.0         $21.4         5.3
          Without allowance           8.1             -        17.8
                                  ----------------------------------------------
            Total impaired loans    $16.1         $21.4        23.1
                                  ----------------------------------------------

     Average investment             $18.8         $22.3        27.4
                                  ----------------------------------------------
     Interest income earned         $ 0.8         $ 1.5         1.3
                                  ----------------------------------------------

        * Represents gross amounts before allowance for mortgage loan losses of $3.0 million, $4.9 million, and $1.6 million at December 31, 1997, 1996, and 1995, respectively. There were no impaired loans as of January 31, 1995.

     ALLOWANCE. Activity in the allowance for mortgage loan losses was as follows:


                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997           1996        1995      1995
--------------------------------------------------------------------------------
Balance at beginning of period       $14.9          $12.7        8.5         -
Net change in allowance *             (6.7)           2.2        4.2       8.5
                                   ---------------------------------------------
Balance at end of period             $ 8.2          $14.9       12.7       8.5


        *  Charged to realized investment gains (losses).

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.6  INVESTMENTS ON DEPOSIT

     At December 31, 1997 and 1996, bonds and other investments carried at $19.3 million and $22.6 million, respectively, were on deposit with regulatory authorities to comply with state insurance laws.


2.7  INVESTMENT RESTRICTIONS

     Franklin is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 1997 and 1996, Franklin's largest investment in any one entity other than U.S. government obligations and related party amounts was $62.8 million and $64.6 million, respectively.


3.   Fair Value of Financial Instruments

     Carrying amounts and fair values for certain of Franklin's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of Franklin's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.


                                                    DECEMBER 31
                                   ---------------------------------------------
                                            1997                  1996
                                   ---------------------------------------------
                                    CARRYING    FAIR      Carrying    Fair
In millions                          AMOUNT     VALUE      Amount     Value
--------------------------------------------------------------------------------
Assets
    Fixed maturity securities       $5,615.2    $5,615.2   $5,476.5   $5,476.5
    Mortgage loans on real estate      621.6       659.4      607.0      637.7
    Equity securities                    4.4         4.4        5.0        5.0

Liabilities
    Insurance investment contracts  $1,881.4    $1,813.3   $1,967.9   $1,892.9
    Dividend accumulations          $  780.1    $  780.1   $  755.9   $  755.9


                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.   Fair Value of Financial Instruments (continued)

     The following methods and assumptions were used to estimate the fair value of financial instruments.

     FIXED MATURITY AND EQUITY SECURITIES. Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     MORTGAGE LOANS ON REAL ESTATE. Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate on policy loans was 6% in 1997 and 1996.

     INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

     DIVIDEND ACCUMULATIONS. Fair value disclosed for dividend accumulations equals the amount of dividends payable on demand at the reporting date.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.   Deferred Policy Acquisition Costs (DPAC)

     An analysis of the changes in the DPAC asset is as follows:


                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997           1996        1995      1995
--------------------------------------------------------------------------------

Beginning of period balance         $ 82.0        $ 47.5    $    -     $ 510.6

Capitalization                        51.9          56.2      67.7         8.5

Amortization                         (11.5)        (10.7)     (8.3)       (5.8)

Effect of unrealized gains on
  securities                         (10.0)         11.3     (11.7)          -

Effect of realized investment gains   (0.7)         (0.4)     (0.2)          -

Adjustment for the
     acquisition (a)                     -             -         -      (513.3)

Other                                    -         (21.9)        -           -
                                    --------------------------------------------
End of period balance               $111.7        $ 82.0    $ 47.5      $    -
                                    --------------------------------------------

     (a) Represents the necessary elimination of the historical DPAC asset required by purchase accounting.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.   Cost of Insurance Purchased (CIP)

     An analysis of the changes in the CIP asset is as follows:


                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997           1996        1995      1995
--------------------------------------------------------------------------------

Beginning of period balance         $407.8        $353.0    $656.6      $174.7
Interest accretion                    47.3          51.8      49.0         2.0
Additions                             15.1          13.6      41.3           -
Amortization                        (107.7)       (116.5)   (118.0)       (2.8)
Effect of unrealized gains
 on securities                       (54.8)        109.1    (270.0)          -
Effect of realized investment
 gains                                (3.8)         (3.2)     (5.9)          -
Incremental adjustment for
 the acquisition (a)                     -             -         -       482.7
                                  ----------------------------------------------
End of period balance               $303.9        $407.8    $353.0      $656.6
                                  ----------------------------------------------


  (a) Represents the incremental amount necessary to recognize the new CIP asset attributable to the January 31, 1995 acquisition.

       CIP amortization, net of interest accretion and additions, expected to be recorded in each of the next five years is $41.7 million, $38.4 million, $35.3 million, $32.4 million, and $29.8 million.

6.   Separate Accounts

     Franklin administers three Separate Accounts for variable annuity contracts. AMFLIC administers three Separate Accounts in connection with the issuance of its Variable Universal Life and Variable Annuity products.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

7.   Income Taxes

     Franklin files a life/life consolidated return which includes Franklin and AMFLIC. FFSC, a broker-dealer and wholly-owned subsidiary of Franklin, files a separate return.

     The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of each subsidiary under this agreement shall not exceed the amount such subsidiary would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing the consolidated return.

7.1  DEFERRED TAXES

     Components of deferred tax liabilities and assets at December 31, were as follows:


     In millions                             1997          1996
---------------------------------------------------------------------

     Deferred tax liabilities, applicable to:
          Basis differential of
           investments                      $122.8        $  63.1
          DPAC and CIP                        98.6          124.6
          Other                               10.2           15.7
                                            ----------------------
               Total deferred tax
                liabilities                  231.6          203.4
                                            ----------------------
     Deferred tax assets, applicable to:
          Policy reserves                   (124.5)        (128.3)
          Participating policyholders'
           interests                         (74.0)         (73.6)
          Postretirement benefits             (3.4)          (4.0)
          Basis differential of investments   (7.5)          (7.7)
          Other                              (17.7)          (8.8)
                                            ----------------------
               Total deferred tax assets    (227.1)        (222.4)
                                            ----------------------
     Net deferred tax liability (asset)     $  4.5        $ (19.0)
                                            ----------------------

     Franklin expects adequate future taxable income to realize the deferred tax assets. Accordingly, no valuation allowance is considered necessary.

     A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $200 million at December 31, 1997. At current corporate income tax rates, the maximum amount of tax on such income is approximately $70 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.2  TAX EXPENSE

     A reconciliation between the federal income tax rate and the effective tax rate follows:



                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                         1997         1996        1995         1995
--------------------------------------------------------------------------------

Federal income tax rate             35.0%        35.0%       35.0%        35.0%
State taxes, net                     0.9          0.3         0.9         36.3
Tax-exempt investment income        (0.5)        (0.7)       (0.6)       (39.3)
Amortization of goodwill               -            -           -         34.3
Other                               (0.8)         0.2         0.6          0.4
                                   ---------------------------------------------
Effective tax rate                  34.6%        34.8%       35.9%        66.7%
                                   ---------------------------------------------




7.3  TAXES PAID

     Federal income taxes paid for the years ended December 31, 1997 and 1996, and the eleven months ended December 31, 1995, were $77 million, $74 million, and $53 million, respectively. State income taxes paid for the years ended December 31, 1997 and 1996, and the eleven months ended December 31, 1995, were $2 million, $2 million, and $1 million, respectively. There were no federal or state income taxes paid during January 1995.


8.   Benefit Plans

8.1  PENSION PLANS

     On January 1, 1996, Franklin's existing defined benefit pension plan (The Franklin Plan) was merged with the plan sponsored by AGC (the AGC Plan). The AGC Plan is a non-contributory defined benefit plan covering most Franklin employees. Under the AGC Plan, pension benefits are based on the participant's compensation and length of credited service. AGC's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes.

     Equity and fixed maturity securities were 63% and 28%, respectively, of the AGC Plan's assets at the Plan's most recent balance sheet date. Additionally, 5% of the Plan's assets were invested in general investment accounts of AGC's subsidiaries through deposit administration insurance contracts.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.1  PENSION PLANS (continued)

     The net pension (income)/expense and the computation of the projected benefit obligation for years prior to January 1, 1996 were based on the provisions of the Franklin Plan. The Franklin Plan provided for the payment of retirement benefits; normally commencing at age 65, and also for the payment of certain disability benefits. After meeting certain qualifications, an employee acquired a vested right to future benefits. Pension benefits were based on the participant's average monthly compensation and length of credited service. Annual contributions made to the plan were sufficient to satisfy legal funding requirements.

     At December 31, 1995, fixed maturity securities constituted the majority of The Franklin Plan's assets.

     Prior to January 1, 1996, The Franklin Plan purchased annuity contracts from Franklin to provide benefits for its retirees. For the eleven months ended December 31, 1995, and the one month ended January 31, 1995, these contracts provided approximately $3.9 million and $0.3 million annually for retiree benefits, respectively.

     During the fourth quarter of 1995, Franklin sponsored a program of special incentives to those employees age 55 and over who elected early retirement. The program concluded December 31, 1995. A withdrawal of $26.5 million was made from the Franklin Plan in 1995 to provide full retirement benefits for these employees who elected to retire under the program.

     Net pension (income)/expense included the following components:



                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997        1996        1995        1995
--------------------------------------------------------------------------------
Service cost (benefits earned)       $ 0.7      $ 0.8      $  0.9      $  0.2
Interest cost                          1.9        2.0         3.7         0.4
Actual return on plan assets          (8.4)      (7.8)      (11.5)       (0.4)
Net amortization and deferral          5.0        4.6         6.3           -
                                   ---------------------------------------------
Pension (income) expense             $(0.8)     $(0.4)     $ (0.6)     $  0.2
                                   ---------------------------------------------

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.1  PENSION PLANS (continued)

     The funded status and the prepaid pension expense (included in other assets) at December 31 were as follows:


In millions                                            1997           1996
--------------------------------------------------------------------------------
Accumulated benefit obligation, primarily vested     $ 27.7         $ 27.0
Effect of increase in compensation levels               0.5            0.2
                                                    ----------------------------
Projected benefit obligation                           28.2           27.2
Plan assets at fair value                              43.8           35.5
                                                    ----------------------------
Plan assets at fair value in excess of projected
     benefit obligation                                15.6            8.3
Other unrecognized items, net                          (3.5)           3.0
                                                    ----------------------------
Prepaid pension expense                              $ 12.1         $ 11.3
                                                    ----------------------------
Weighted-average discount rate on benefit obligation   7.25%          7.50%
Rate of increase in compensation levels                4.00           4.00
Expected long-term rate of return on plan assets      10.00          10.00


8.2  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     On January 1, 1996, the assets in Franklin's voluntary employees' beneficiary association (Franklin VEBA) for the retiree health and welfare plan were transferred to the AGC VEBA Plan. No changes in assumptions or plan provisions were made as a result of the transfer.

     Under the AGC VEBA Plan, Franklin has life, medical, supplemental major medical and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. Franklin has reserved the right to change or eliminate these benefits at any time.

     The life plans are fully insured for a two-year period. A portion of the retiree medical and dental plans is funded through the AGC VEBA Plan; the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the AGC VEBA Plan were invested in readily marketable securities.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.2  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (continued)

     The funded status and the accrued postretirement benefit cost (included in other liabilities) at December 31 were as follows:


In millions                              1997               1996
--------------------------------------------------------------------------------
Actuarial present value of
     benefit obligation
        Retirees                          $7.2                $7.3
        Active plan participants
          Fully eligible                   0.3                 0.2
          Other                            2.0                 1.8
                                        -------------------------------
Accumulated postretirement
     benefit obligation (APBO)             9.5                 9.3
Plan assets at fair value                  0.2                   -
                                        -------------------------------
APBO in excess of plan assets
     at fair value                         9.3                 9.3
Unrecognized net gain                      0.5                 2.2
                                        -------------------------------
        Accrued benefit cost              $9.8               $11.5
                                        -------------------------------
Weighted-average discount
     rate on benefit obligation           7.25%               7.50%


     Postretirement benefit expense (income) was as follows:



                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997           1996        1995      1995
--------------------------------------------------------------------------------
Service cost (benefits earned)        $0.1          $0.1      $0.1       $   -
Interest cost                          0.7           0.7       0.9        (0.2)
                                    --------------------------------------------
  Postretirement benefit expense
    (income)                          $0.8          $0.8      $1.0       $(0.2)
                                    --------------------------------------------

     For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998; the rate was assumed to decrease gradually to 5% by the year 2005 and remain at that level. A 1% increase in the assumed rate results in a $0.1 million increase in the accumulated postretirement benefit obligation and no increase in postretirement benefit expense.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.   Statutory Accounting

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices.

     During 1995, Franklin received approval to loan $116.0 million to AGCL. Franklin also received approval to pay an extraordinary dividend of $250 million to its former parent as part of the 1995 acquisition, and also received approval to pay an extraordinary dividend of $60 million to AGCL.

     At December 31, 1997 and 1996, Franklin had statutory shareholder's equity of $521.0 million and $431.0 million, respectively. Statutory net income was $129.7 million, $123.2 million, and $100.2 million for the years ended December 31, 1997, 1996, and 1995, respectively.

     As determined on a statutory basis, the statutory shareholder's equity and net income of subsidiaries, were reported as follows:


                                                 STATUTORY
                                        -----------------------------
           In millions                    1997      1996     1995
           ----------------------------------------------------------
           Shareholder's Equity           $17.7     $18.1    $ 9.9
                                        -----------------------------
           Net Income                     $(0.6)    $(1.9)   $(4.7)
                                        -----------------------------

     Generally, Franklin is restricted by the insurance laws of its domiciliary state as to amounts that can be transferred in the form of dividends, loans, or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 1998, loans or advances in excess of $130.3 million and dividends in any twelve-month period aggregating in excess of $129.7 million will require the approval of the Illinois Insurance Department.

10.  Consolidated Statement of Cash Flows

     In addition to the cash activities shown in the consolidated statement of cash flows, the following transactions, occurred:



                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997        1996        1995        1995
--------------------------------------------------------------------------------
Interest added to annuity and other
  financial products                $169.4        $173.3    $168.3       $14.0


                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11.  Reinsurance

     Franklin limits its exposure to loss on any single insured to $2.1 million by ceding additional risks through reinsurance contracts with other insurers. Franklin diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, Franklin would reassume the liability. The likelihood of a material reinsurance liability being reassumed by Franklin is considered to be remote.

     A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Reinsurance recoveries on ceded reinsurance contracts were $41.5 million, $67.3 million, $63.3 million and $1.4 million for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month ended January 31, 1995, respectively. The amount of reinsurance recoverable (payable) on paid and unpaid losses was $(0.5) million and $1.8 million at December 31, 1997 and 1996, respectively. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Reinsurance premiums included in premiums and other considerations were as follows:


                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997         1996       1995        1995
--------------------------------------------------------------------------------
Direct premiums and other
  considerations                    $415.3        $491.5    $500.1       $36.8
 Reinsurance assumed                   8.3          15.9      44.2        (0.8)
 Reinsurance ceded                   (53.4)        (88.8)    (94.7)       (1.5)
                                   ---------------------------------------------
Premiums and other considerations   $370.2        $418.6    $449.6       $34.5
--------------------------------------------------------------------------------


12.  Related Party Transactions

     Franklin participates in a program of short-term borrowing with AGC to maintain its long-term commitments. Franklin borrowed $230.4 million and $62.0 million, and repaid $230.4 million and $62.1 million in 1997 and 1996, respectively. Interest was paid on the outstanding balances based on the rate as stipulated in the program.

     During 1995, Franklin purchased a 6.75% promissory note from AGCL for $116.0 million to mature in 2005 (see Note 9).

     During 1995, Franklin received $8.5 million of 8% non-voting preferred stock of American General Life Insurance Company as consideration for the sale of FULIC.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

12.  Related Party Transactions (continued)

     Franklin has entered into indefinite contracts for the performance of all investment management services as well as cost allocation agreements with its ultimate parent. Total expenses under these agreements were $2.5 million and $2.3 million for the years ended December 31, 1997 and 1996, respectively, and $1.1 million for the eleven months ended December 31, 1995.


13.  Legal Proceedings

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. Franklin is a defendant in such purported class action lawsuits filed in 1997, asserting claims related to pricing and sales practices. These claims are being defended vigorously by Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. Franklin management nevertheless believes the ultimate outcome of all such pending litigation should not have a material adverse effect on Franklin's financial position. It is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on results of operations for a given period. No provision for any adverse determinations in this pending litigation has been made in the consolidated financial statements because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

     Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, Franklin management believes the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

14.  Guaranty Fund Assessments

     Information about state guaranty fund assessments was as follows as of and for the:



                                                         Eleven Months One Month
                                  YEAR ENDED  Year Ended     Ended      Ended
                                  DECEMBER 31 December 31 December 31 January 31
                                  ----------------------------------------------
In millions                          1997        1996        1995         1995
--------------------------------------------------------------------------------
Expense, included in operating
     costs and expenses             $1.2         $ 0.7       $ 0.2        $0.6
Liability for anticipated
     assessments                     3.6           7.5         8.5           -

Receivable for expected recoveries
     against future premium taxes    7.4          11.2        11.2           -
--------------------------------------------------------------------------------


     Changes in state laws could decrease the amount recoverable against future premium taxes.

                        STATEMENT OF ADDITIONAL INFORMATION





FRANKLIN LIFE VARIABLE ANNUITY FUND B



INDIVIDUAL VARIABLE ANNUITY CONTRACTS (NOT FOR USE IN CONNECTION WITH QUALIFIED TRUST OR PLANS)

ISSUED BY

THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713

                                       PART C
                                 OTHER INFORMATION

Item 28. Financial Statements and Exhibits

  (a) Financial Statements:

        Included in the Prospectus:

           Franklin Life Variable Annuity Fund B:

           Per-Unit Income and Changes in Accumulation Unit Value for the ten years ended December 31, 1997

        Included in the Statement of Additional Information:

           Franklin Life Variable Annuity Fund B:

             Reports of Independent Auditors and Accountants
             Financial Statements:
                 Statement of Assets and Liabilities, December 31, 1997 Statement of Operations for the year ended December 31, 1997 Statements of Changes in Contract Owners' Equity for the two
                  years ended December 31, 1997
                 Portfolio of Investments, December 31, 1997
                 Notes to Financial Statements
                 Supplementary Information - Per-Unit Income and Changes in
                  Accumulation Unit Value for the five years ended December 31, 1997

           The Franklin Life Insurance Company and Subsidiaries:

             Report of Independent Auditors
             Financial Statements:
                 Consolidated Statement of Income for the years ended December
                  31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month ended January 31, 1995
                 Consolidated Balance Sheet, December 31, 1997 and 1996 Consolidated Statement of Shareholder's Equity for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month ended January 31, 1995
                 Consolidated Statement of Cash Flows for the years ended
                  December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month ended January 31, 1995
                 Notes to Consolidated Financial Statements


        Schedules to the financial statements have been omitted because they are not required under the related instructions or are not applicable, or the information has been shown elsewhere.

(b) Exhibits:

 1   -    Resolution of The Franklin Life Insurance Company's Board of
          Directors creating Franklin Life Variable Annuity Fund B is incorporated herein by reference to Exhibit 1.1 of Registrant's Registration Statement on Form S-5, filed September 29, 1970 (File No. 2-38502).
 2   -    Rules and Regulations adopted by Registrant are incorporated herein by reference to Exhibit 1.2 of Registrant's Registration Statement Amendment No. 1 on Form S-5, filed September 23, 1971 (File No. 2-38502).

 3   -    Custodian Agreement dated April 17, 1995 between The Franklin
          Life Insurance Company and State Street Bank and Trust Company
          is incorporated herein by reference to Exhibit 3 to
          Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-3, filed April 30, 1996 (File No. 2-38502).
 4   -    Investment Management Agreement dated January 31, 1995 between
          Registrant and The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 4 of Registrant's Post-Effective Amendment No. 37 on Form N-3, filed March 2,
          1995 (File No. 2-38502).
 5(a)- Sales Agreement among Franklin Financial Services Corporation, The Franklin Life Insurance Company and Registrant dated January 31, 1995 is incorporated herein by reference to Exhibit 5(a) of Registrant's Post-Effective Amendment No. 37 on Form N-3, filed March 2, 1995 (File No. 2-38502).

  (b)- Form of Agreement among The Franklin Life Insurance Company, Franklin Financial Services Corporation and agents is incorporated herein by reference to Exhibit 1.6(b) to Registrant's Registration Statement Amendment No. 2 on Form S-5, filed March 23, 1972 (File No. 2-38502).

 6(a)-    Revised specimen copy of Form 1180, deferred periodic payment variable annuity contract, is incorporated herein by reference to Exhibit 1.4(a)(i) of Registrant's Registration Statement
          Amendment No. 2 on Form S-5, filed March 23, 1972
          (File No. 2-38502).
  (b)- Waiver of minimum payment provision of Form 1180 is incorporated herein by reference to Exhibit 1.4(a)(i) of Registrant's
          Registration Statement Post-Effective Amendment No. 2 on Form
          S-5, filed March 29, 1973 (File No. 2-38502).
  (c)-    Revised specimen copy of Form 1181, single payment deferred variable annuity contract, is incorporated herein by reference to
          Exhibit 1.4(a)(ii) of Registrant's Registration Statement
          Amendment No. 2 on Form S-5, filed March 23, 1972
          (File No. 2-38502).
  (d)- Revised specimen copy of Form 1182, single payment immediate life variable annuity contract, is incorporated herein by reference to
          Exhibit 1.4(a)(iii) of Registrant's Registration Statement
          Amendment No. 1 on Form S-5, filed September 23, 1971
          (File No. 2-38502).
  (e)- Revised specimen copy of Form 1183, single payment immediate life variable annuity contract with guaranteed period, is incorporated herein by reference to Exhibit 1.4(a)(iv) of Registrant's
          Registration Statement Amendment No. 1 on Form S-5, filed
          September 23, 1971 (File No. 2-38502).
  (f)-    Revised specimen copy of Form 1184, single payment immediate joint and last survivor life variable annuity contract, is incorporated herein by reference to Exhibit 1.4(a)(v) of Registrant's
          Registration Statement Amendment No.1 on Form S-5, filed September
          23, 1971 (File No. 2-38502).
  (g)-    Specimen copy of endorsement to Forms 1180, 1181, 1182, 1183 and
          1184 when such contracts are issued to variable annuitants in the State of Texas is incorporated herein by reference to Exhibit 6
          (g) to Post-Effective Amendment No. 32 to Registrant's
          Registration Statement on Form N-3, filed March 1, 1990 (File No. 2-38502).
 7   -    The applications for Forms 1180, 1181, 1182, 1183 and 1184 set forth in Exhibit 6 are included as parts of the respective contract forms.
 8(a)-    Certificate of Incorporation of The Franklin Life Insurance
          Company is incorporated herein by reference to Exhibit 8 (a) to Post-Effective Amendment No. 32 to Registrant's Registration
          Statement on Form N-3, filed March 1, 1990 (File No. 2-38502).
  (b)-    By-Laws of The Franklin Life Insurance Company are incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment
          No. 39 to Registrant's Registration Statement on Form N-3, filed
          April 30, 1997 (File No. 2-38502).
 9   -    Not applicable.
10   -    Not applicable.
11(a)- Administration Agreement between Registrant and The Franklin Life Insurance Company, dated March 23, 1972, is incorporated herein by reference to Exhibit 9(a) of Registrant's Registration Statement Amendment No. 1 on Form N-8B-1, filed May 18, 1972
          (File No. 811-2110).
  (b)- Agreement between The Franklin Life Insurance Company and Franklin Financial Services Corporation, dated June 30, 1971, is incorporated herein by reference to Exhibit 9(b) of Registrant's Registration Statement Amendment No. 1 on Form N-8B-1, filed July
          15, 1971 (File No. 811-2110).
  (c)-    Amendment to Agreement between The Franklin Life Insurance Company and Franklin Financial Services Corporation, dated May 15, 1975, is incorporated herein by reference to Exhibit 1.9(b)(i) of Registrant's Registration Statement Amendment No. 7 on Form S-5,
          filed November 5, 1975 (File No. 2-38502).
12   -    Opinion and consent dated April 2, 1986 of Stephen P. Horvat, Jr.,
          Esq., Senior Vice President, General Counsel and Secretary of The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 10(b) of Registrant's Post-Effective
          Amendment No. 27 on Form N-1, filed April 29, 1986 (File No. 2-38502).

13(a)-     List of Consents Pursuant to Rule 483(c).
  (b)      Consent of Ernst & Young LLP, Independent Auditors.
  (c)-     Consent of Coopers & Lybrand L.L.P., Independent Accountants.
  (d)-     Consent of Sutherland, Asbill & Brennan LLP.

14   -     Not applicable.
15   -     Not applicable.
16   -     Not applicable.
                                         C-2

17   -     Power of Attorney is incorporated herein by reference to Exhibit 17 to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-3, filed February 26, 1998 (File No. 2-38502).
27   -     Financial Data Schedule meeting the requirements of Rule 483.


Item 29. Directors and Officers of Insurance Company

   Information concerning the name, principal business address and positions and offices with The Franklin of each officer and director of The Franklin is hereby incorporated herein by reference to Item 33. Information concerning the positions and offices with the Fund of Robert G. Spencer and Elizabeth E. Arthur, the only directors or officers of The Franklin who hold positions or offices with the Fund, is hereby incorporated herein by reference to the table under "Management" in the Statement of Additional Information.

Item 30. Persons Controlled by or under Common Control with the Insurance Company or Registrant.

  There is no person controlled by or under common control with Registrant.

  The Franklin is an indirect wholly-owned subsidiary of American General Corporation ("AGC"). A list of the subsidiaries of AGC is set forth below.

  The following chart sets forth the identities of, and the interrelationships among, American General Corporation and all affiliated persons within the holding company system.

       The following is a list of American General Corporation's subsidiaries(1,2,3,4) as of December 31, 1997. All subsidiaries listed are corporations, unless otherwise indicated. Subsidiaries of subsidiaries are indicated by indentations and unless otherwise indicated, all subsidiaries are wholly owned. Inactive subsidiaries are denoted by an asterisk (*).

                                                             Jurisdiction of
Name                                                          Incorporation                     Insurer
----                                                         ---------------                    -------
AGC Life Insurance Company(5)                                   Missouri                          Yes

American General Life and Accident Insurance Company(6)         Tennessee                         Yes

American General Exchange, Inc.                                 Tennessee                         No

Independent Fire Insurance Company                              Florida                           Yes

American General Property Insurance Company of Florida          Florida                           Yes

Old Faithful General Agency, Inc.                               Texas                             No

Independent Life Insurance Company                              Georgia                           Yes

American General Life Insurance Company(7)                      Texas                             Yes

American General Annuity Service Corporation                    Texas                             No

American General Life Insurance Company of New York             New York                          Yes

The Winchester Agency Ltd.                                      New York                          No

The Variable Annuity Life Insurance Company                     Texas                             Yes

The Variable Annuity Marketing Company                          Texas                             No

VALIC Investment Services Company                               Texas                             No

VALIC Retirement Services Company                               Texas                             No


                               C-3

                                                             Jurisdiction of
Name                                                          Incorporation                     Insurer
----                                                         ---------------                    -------
VALIC Trust Company                                             Texas                             No

Astro Acquisition Corp.                                         Delaware                          No

The Franklin Life Insurance Company                             Illinois                          Yes

The American Franklin Life Insurance Company                    Illinois                          Yes

Franklin Financial Services Corporation                         Delaware                          No

HBC Development Corporation                                     Virginia                          No

Allen Property Company                                          Delaware                          No

Florida Westchase Corporation                                   Delaware                          No

Hunter's Creek Communications Corporation                       Florida                           No

Westchase Development Corporation                               Delaware                          No

American General Capital Services, Inc.                         Delaware                          No

American General Corporation*                                   Delaware                          No

American General Delaware Management Corporation(1)             Delaware                          No

American General Finance, Inc.                                  Indiana                           No

AGF Investment Corp.                                            Indiana                           No

American General Auto Finance, Inc.                             Delaware                          No

American General Finance Corporation(8)                         Indiana                           No

American General Finance Group, Inc.                            Delaware                          No

American General Financial Services, Inc.(9)                    Delaware                          No

The National Life and Accident Insurance Company                Texas                             Yes

Merit Life Insurance Co.                                        Indiana                           Yes

Yosemite Insurance Company                                      California                        Yes

American General Finance, Inc.                                  Alabama                           No

American General Financial Center                               Utah                              No

American General Financial Center, Inc.*                        Indiana                           No

American General Financial Center, Incorporated*                Indiana                           No

American General Financial Center Thrift Company*               California                        No

Thrift, Incorporated*                                           Indiana                           No

American General Independent Producer Division Co.              Delaware                          No

American General Investment Advisory Services, Inc.*            Texas                             No


                                          C-4

                                                             Jurisdiction of
Name                                                          Incorporation                     Insurer
----                                                         ---------------                    -------

American General Investment Holding Corporation(10)             Delaware                          No

American General Investment Management Corporation(10)          Delaware                          No

American General Realty Advisors, Inc.                          Delaware                          No

American General Realty Investment Corporation                  Texas                             No

American General Mortgage Company                               Delaware                          No

GDI Holding, Inc.*(11)                                          California                        No

Ontario Vineyard Corporation                                    Delaware                          No

Pebble Creek Country Club Corporation                           Florida                           No

Pebble Creek Service Corporation                                Florida                           No

SR/HP/CM Corporation                                            Texas                             No

American General Property Insurance Company                     Tennessee                         Yes

Bayou Property Company                                          Delaware                          No

AGLL Corporation(12)                                            Delaware                          No

American General Land Holding Company                           Delaware                          No

AG Land Associates, LLC(12)                                     California                        No

Hunter's Creek Realty, Inc.*                                    Florida                           No

Summit Realty Company, Inc.                                     So. Carolina                      No

Florida GL Corporation                                          Delaware                          No

GPC Property Company                                            Delaware                          No

Cinco Ranch East Development, Inc.                              Delaware                          No

Cinco Ranch West Development, Inc.                              Delaware                          No

Hickory Downs Development, Inc.                                 Delaware                          No

Lake Houston Development, Inc.                                  Delaware                          No

South Padre Development, Inc.                                   Delaware                          No

Green Hills Corporation                                         Delaware                          No

Knickerbocker Corporation                                       Texas                             No

American Athletic Club, Inc.                                    Texas                             No

Pavilions Corporation                                           Delaware                          No

USLIFE Corporation                                              New York                          No

All American Life Insurance Company                             Illinois                          Yes


                                          C-5

                                                             Jurisdiction of
Name                                                          Incorporation                     Insurer
----                                                         ---------------                    -------

1149 Investment Corp.                                           Delaware                          No

American General Life Insurance Company of
Pennsylvania                                                    Pennsylvania                      Yes

New D Corporation*                                              Iowa                              No

The Old Line Life Insurance Company of America                  Wisconsin                         Yes

The United States Life Insurance Company in the
City of New York                                                New York                          Yes

USLIFE Advisers, Inc.                                           New York                          No

USLIFE Agency Services, Inc.                                    Illinois                          No

USLIFE Credit Life Insurance Company                            Illinois                          Yes

USLIFE Credit Life Insurance Company of Arizona                 Arizona                           Yes

USLIFE Indemnity Company                                        Nebraska                          Yes

USLIFE Financial Corporation of Delaware*                       Delaware                          No

Midwest Holding Corporation                                     Delaware                          No

I.C. Cal*                                                       Nebraska                          No

Midwest Property Management Co.                                 Nebraska                          No

USLIFE Financial Institution Marketing Group, Inc.              California                        No

USLIFE Insurance Services Corporation                           Texas                             No

USLIFE Realty Corporation                                       Texas                             No

405 Leasehold Operating Corporation                             New York                          No

405 Properties Corporation*                                     New York                          No

USLIFE Real Estate Services Corporation                         Texas                             No

USLIFE Realty Corporation of Florida                            Florida                           No

USLIFE Systems Corporation                                      Delaware                          No


American General Finance Foundation, Inc. is not included on this list. It is a non-profit corporation.

                                           NOTES

(1) The following limited liability companies were formed in the State of Delaware on March 28, 1995. The limited liability interests of each are jointly owned by AGC and AGDMC and the business and affairs of each are managed by AGDMC:

     American General Capital, L.L.C.
     American General Delaware, L.L.C.

(2) On November 26, 1996, American General Institutional Capital A ("AG Cap Trust A"), a Delaware business trust, was created. On March 10, 1997, American General Institutional Capital B ("AG Cap Trust B"), also a Delaware business trust, was created. Both AG Cap Trust A's and AG Cap Trust B's business and affairs are conducted through their trustees: Bankers Trust Company and Bankers Trust (Delaware). Capital securities of each are held by non-affiliated third party investors and common securities of AG Cap Trust A and AG Cap Trust B are held by AGC.

(3) On November 14, 1997, American General Capital I, American General Capital II, American General Capital III, and American General Capital IV (collectively, the "Trusts"), all Delaware business trusts, were created. Each of the Trusts' business and affairs are conducted through its trustees: Bankers Trust (Delaware) and James L. Gleaves (not in his individual capacity but solely as Trustee).

(4) On July 10, 1997, the following insurance subsidiaries of AGC became the direct owners of the parenthetically indicated percentages of membership units of SBIL B, L.L.C. ("SBIL B"), a U.S. limited liability company:
     VALIC (22.6%), FL (8.1%), AGLA (4.8%) and AGL (4.8%).

     Through its aggregate 40.3% interest in SBIL B, VALIC, FL, AGLA and AGL indirectly own approximately 28% of the securities of SBI, an English company, and 14% of the securities of ESBL, an English company, SBP, an English company, and SBFL, a Cayman Islands company. These interests are held for investment purposes only.

(5) On December 23, 1994, AGCL purchased approximately 40% of the shares of common stock of Western National Corporation ("WNC"), Western National
     Life Insurance Company's ("WNL") indirect intermediate parent. Therefore, WNL became approximately 40% indirectly controlled by AGC. On September 30, 1996, AGC purchased 7,254,464 shares of WNC's Series A Participating Convertible Preferred Stock (the "Convertible Preferred Stock"). On November 30, 1996, AGC contributed the Convertible Preferred Stock to AGCL. On May 14, 1997, WNC's shareholders approved the conversion of 7,254,464 shares of WNC's Series A Participating Convertible Preferred Stock held by AGCL into an equal number of WNC common stock. Thus, at present, the percentage of WNC common stock owned directly by AGCL (and indirectly by AGC) is 46.2%. WNC, a Delaware corporation, owns the following companies:

            WNL Holding Corporation
               Western National Life Insurance Company (TX)
               Independent Advantage Financial & Insurance Services, Inc. WNL Investment Advisory Services, Inc.
               Conseco Annuity Guarantee Corp.
               WNL Brokerage Services, Inc.
               WNL Insurance Services, Inc.

     However, AGCL (1) holds the direct interest in WNC (and the indirect interests in WNC's subsidiaries) for investment purposes; (2) does not direct the operations of WNC or WNL; (3) has no representatives on the Board of Directors of WNC; and (4) is restricted, pursuant to a Shareholder's Agreement between WNC and AGCL, in its right to vote its shares against the slate of directors proposed by WNC's Board of Directors. Accordingly, although WNC and its subsidiaries technically are members of the American General insurance holding company system under insurance holding company laws, AGCL does not direct the operations of WNC or its subsidiaries.

(6) AGLA owns approximately 11% of Whirlpool Financial Corp. ("Whirlpool") on a fully diluted basis. The total investment of AGLA in Whirlpool represents approximately 3% of the voting power of the capital stock of Whirlpool, but approximately 11% of the Whirlpool stock which has voting rights. The interests in Whirlpool (which is a corporations that is not associated with AGC) are held for investment purposes only.

(7) AGL owns 100% of the common stock of American General Securities Incorporated ("AGSI"), a full-service NASD broker-dealer. AGSI, in turn, owns 100% of the stock of the following insurance agencies:

               American General Insurance Agency, Inc. (Missouri)
               American General Insurance Agency of Hawaii, Inc. (Hawaii) American General Insurance Agency of Massachusetts, Inc.
                (Massachusetts)

     In addition, the following agencies are indirectly related to AGSI, but not owned or controlled by AGSI:

               American General Insurance Agency of Ohio, Inc. (Ohio) American General Insurance Agency of Texas, Inc. (Texas) American General Insurance Agency of Oklahoma, Inc. (Oklahoma) Insurance Masters Agency, Inc. (Texas)

     AGSI and the foregoing agencies are not affiliates or subsidiaries of AGL under applicable holding company laws, but they are part of the AGC group of companies under other laws.

(8) American General Finance Corporation is the parent of an additional 48 wholly owned subsidiaries incorporated in 30 states and Puerto Rico for the purpose of conducting its consumer finance operations, INCLUDING those noted in footnote 7 below.

(9) American General Financial Services, Inc. is the parent of an additional 7 wholly owned subsidiaries incorporated in 4 states and Puerto Rico for the purpose of conducting its consumer finance operations.

(10) American General Investment Management, L.P. is jointly owned by AGIHC and AGIMC. AGIHC holds a 99% limited partnership interest, and AGIMC owns a 1% general partnership interest.

(11) AGRI owns only a 75% interest in GDI Holding, Inc.

(12) AG Land Associates, LLC is jointly owned by AGLH and AGLL. AGLH holds a 98.75% managing interest and AGLL owns a 1.25% managing interest.

Item 31. Number of Holders of Securities.

  As of February 20, 1998, the number of record holders of the sole class of securities of Registrant was as indicated below:

               (1)                                   (2)
          Title of Class                   Number of Record Holders
          --------------                   ------------------------
Accumulation Units Under                              335
       Variable Annuity Contracts

Item 32. Indemnification.

  The information called for by this item has not changed from that provided in Registrant's Post-Effective Amendment No. 20 on Form N-1 (File No. 2-38502) filed with the Commission on April 6, 1982.

Item 33. Business and Other Connections of Investment Adviser.

  The Franklin Life Insurance Company ("The Franklin") is an Illinois legal reserve stock life insurance company engaged in the writing of ordinary life policies, annuities and income protection policies. The Franklin also acts as investment adviser to Franklin Life Variable Annuity Fund A and Franklin Life Money Market Variable Annuity Fund C. The business, profession, vocation or employment of a substantial nature in which the directors and officers of The Franklin are or have been, at any time during the past two fiscal years, engaged for their own account or in the capacity of director, officer, employee, partner or trustee are described below:


                       (1)                                        (2)
                      Name                              Business or Employment
          --------------------------------     ----------------------------------------
          Vickie J. Alton.................    Director - Marketing Training, The Franklin


              (1)                                              (2)
             Name                                  Business or Employment
--------------------------------     ----------------------------------------------------------------
Elizabeth E. Arthur. . . . . . .     Director, Associate General Counsel and Assistant Secretary, The
                                      Franklin

B. Shelby Baetz. . . . . . . . .     Secretary, The Franklin, since November, 1997; General Counsel,
                                      American General Independent Producer Division, Houston, Texas,
                                      since January, 1998; Associate General Counsel, American General
                                      Corporation, Houston, Texas, prior to January, 1998.

Earl W. Baucom . . . . . . . . .     Treasurer, The Franklin, since June 30, 1997; Senior Vice
                                      President and Chief Financial Officer, The Franklin, since June
                                      10, 1996; Director, The Franklin, since August 21, 1996.

Robert M. Beuerlein. . . . . . .     Senior Vice President-Actuarial and Director, The Franklin

Mark R. Butler . . . . . . . . .     Director - Special Projects, Marketing, The Franklin

Philip D. Calderwood . . . . . .     Director - Actuary, The Franklin

Eldon R. Canary. . . . . . . . .     Vice President - Actuarial, The Franklin

Brady W. Creel . . . . . . . . .     Senior Vice President, Chief Marketing Officer and Director, The
                                      Franklin, since September 3, 1996; Regional Manager, The Franklin, prior to September, 1996.

James S. D'Agostino, Jr. . . . .     Vice Chairman and Director, The Franklin, since May 27, 1997;
                                      President, American General Corporation, Houston, Texas, since
                                      April 24, 1997; Chief Executive Officer, American General Life and
                                      Accident Insurance Company, Nashville, Tennessee, from July 1,
                                      1995 to March 5, 1997.

Steve A. Dmytrack. . . . . . . .     Vice President, The Franklin, since August 24, 1995

Paul C. Ely. . . . . . . . . . .     Director - Group Insurance, The Franklin

Barbara Fossum . . . . . . . . .     Senior Vice President, The Franklin, since March 20, 1998; Vice
                                      President, The Franklin, from June, 1995 to March 20, 1998.

Ross D. Friend . . . . . . . . .     Senior Vice President and General Counsel, The Franklin, since
                                      September 3, 1996; Assistant Secretary, The Franklin, since
                                      November 13, 1997; Secretary, The Franklin, from September 3, 1996 to November 13, 1997; Attorney-in-Charge, Prudential Life
                                      Insurance Company, Jacksonville, Florida, from July, 1995 to
                                      September, 1996.

Jerry P. Jourdan . . . . . . . .     Director of Information Services, The Franklin, since January 31,
                                      1996; Assistant Vice President, The Franklin, prior thereto.

Darrell J. Malano. . . . . . . .     Vice President, The Franklin

Margaret L. Manola . . . . . . .     Director - Marketing, The Franklin



                                          C-9

              (1)                                                 (2)
             Name                                       Business or Employment
--------------------------------     ----------------------------------------------------------------
Rodney O. Martin, Jr. . . . . .      Director and Senior Chairman, The Franklin; President and Chief
                                      Executive Officer, American General Life Insurance Company,
                                      Houston, Texas, since August, 1996; President, American General
                                      Life Insurance Company of New York, Syracuse, New York, from
                                      November, 1995 to August 1996.

Thomas K. McCracken . . . . . .      Director - Marketing, The Franklin


Mark R. McGuire . . . . . . . .      Vice President, The Franklin, since January 6, 1997;
                                      Consultant/Manager, American General Life Insurance Company,
                                      Houston, Texas, prior to January, 1997.

Sylvia A. Miller. . . . . . . .      Vice President, The Franklin

Cheryl E. Morton. . . . . . . .      Vice President - Actuarial, The Franklin

Jon P. Newton . . . . . . . . .      Director and Vice Chairman, The Franklin, since January 31, 1996;
                                      Vice Chairman and General Counsel, American General Corporation,
                                      2929 Allen Parkway, Houston, Texas 77019 since October 26, 1995.

James M. Quigley. . . . . . . .      Vice President, The Franklin, since August 24, 1995.

Gary D. Reddick . . . . . . . .      Director, The Franklin since February 22, 1995; Vice Chairman, The
                                      Franklin, since July 1, 1997; Executive Vice President, The
                                      Franklin, from February 22, 1995 to July 1, 1997.

Dale W. Sachtleben. . . . . . .      Vice President, The Franklin

Richard W. Scott. . . . . . . .      Vice President and Chief Investment Officer, The Franklin, since
                                      April, 1998; Executive Vice President and Chief Investment
                                      Officer, American General Corporation, Houston, Texas, since
                                      February, 1998; Vice Chairman and Chief Investment Officer,
                                      Western National Corporation, Houston, Texas, from February, 1997 to February, 1998; Vice Chairman, Chief Investment Officer and
                                      General Counsel, Western National Corporation, from July, 1996 to
                                      February, 1997; Executive Vice President, General Counsel and Chief
                                      Investment Officer, Western National Corporation, from May, 1995 to
                                      July, 1996.

Willliam A. Simpson . . . . . .      Chairman, Chief Executive Officer and President, The Franklin,
                                      since September 5, 1997; President and Chief Executive Officer,
                                      The Old Line Life Insurance Company of America, Milwaukee,
                                      Wisconsin, from May 1, 1990 to September 8, 1997; President-Life
                                      Insurance Division, USLIFE Corporation, New York, New York, from
                                      February, 1996 to May, 1996; President and Chief Executive
                                      Officer, USLIFE Corporation from January, 1995 to February, 1996.

Robert G. Spencer . . . . . . .      Vice President, The Franklin

T. Clayton Spires . . . . . . .      Director, Corporate Tax, The Franklin, since February 3, 1997;
                                      Assistant Vice President and Tax Manager, First Colony Life,
                                      Lynchburg, Virginia, prior to February, 1997.

J. Alan Vala. . . . . . . . . .      Director - Agency Secretary, The Franklin

David G. Vanselow . . . . . . .      Director - Communications, The Franklin

                                          C-10

              (1)                                                 (2)
             Name                                       Business or Employment
--------------------------------      ----------------------------------------------------------------
Cynthia P. Wieties . . . . . . .      Director of Communications, The Franklin, since March 19, 1997;
                                       Assistant Vice President, The Franklin, prior to March, 1997.



Item 34. Principal Underwriters.

  (a) Franklin Life Variable Annuity Fund A, Franklin Life Money Market Variable Annuity Fund C, Separate Account VUL and Separate Account VUL-2 of The American Franklin Life Insurance Company, which offer interests in flexible premium variable life insurance policies, and Separate Account VA-1 of The American Franklin Life Insurance Company, which offers interests in variable annuity contracts (The American Franklin Life Insurance Company is a wholly-owned subsidiary of The Franklin), are the only investment companies (other than Registrant) for which Franklin Financial Services Corporation, the principal underwriter of Registrant, also acts as principal underwriter, depositor, sponsor or investment adviser.

  (b) Information required with respect to each director or officer of the principal underwriter of Registrant is set forth below. Unless otherwise indicated below, the principal business address of each individual is c/o The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713.


          (1)                      (2)                                  (3)
                          Positions and Offices                Positions and Offices
         Name               with Underwriter                     with Registrant
----------------------------------------------------------------------------------------------
Elizabeth E. Arthur        Assistant Secretary               Secretary to the Board of Managers

Earl W. Baucom             Treasurer and Director                          None

Bruce R. Baker             Assistant Vice President and                    None
665 North Newbridge Road      Marketing Officer
Levittown, NY  11756

Robert M. Beuerlein        Senior Vice President                           None

Tony Carter                Vice President                                  None
2900 Greenbrier Drive
Springfield, IL  62704

Peter Dawson               Assistant Vice President and                    None
665 North Newbridge Road      Marketing Officer
Levittown, NY  11756

Ross D. Friend            Director, Vice President                         None
 and Secretary

James L. Gleaves             Assistant Treasurer                           None
2929 Allen Parkway
Houston, TX  77019

Karen Kunz               Chief Financial Officer and Director              None
                            of Compliance & Administration

          (1)                      (2)                                  (3)
                          Positions and Offices                Positions and Offices
         Name               with Underwriter                     with Registrant
----------------------------------------------------------------------------------------------
Deanna Osmonson             Vice President                                 None
                            and Assistant Secretary

Gary D. Osmonson            President and Director                         None

Gary D. Reddick             Vice Chairman and Director                     None

William A. Simpson          Chairman of the Board                          None

Dan E. Trudan               Vice President and Assistant Secretary         None


  (c) Information regarding commissions and other compensation received by each principal underwriter, directly or indirectly, from Registrant during 1997, Registrant's last fiscal year, is set forth below:


            (1)                  (2)                (3)                 (4)             (5)
          Name of         Net Underwriting     Compensation
         Principal         Discounts and       on Redemption          Brokerage        Other
       Underwriters         Commissions       or Annuitization       Commissions    Compensation
------------------------------------------------------------------------------------------------
Franklin Financial
Services Corporation            $402                -0-                 -0-             -0-


Item 35. Location of Accounts and Records.

  The information called for by this item has not changed from that provided in Registrant's Post-Effective Amendment No. 15 on Form N-1 (File No. 2-38502) filed with the Commission on November 1, 1979.

Item 36. Management Services.

  Registrant has no management-related service contract not discussed in Part A or Part B hereof.

Item 37. Undertakings and Representations.

  (b) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

  (c) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that the applicant can check to request a Statement of Additional Information, or
(2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

  (d) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.

  (e) The Franklin Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Franklin Life Insurance Company.

                                     SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act"), Franklin Life Variable Annuity Fund B certifies that it meets the requirements of 1933 Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement under the 1933 Act and this Amendment to the Registration Statement under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield, and State of Illinois, on the 28th day of April, 1998.

          FRANKLIN LIFE VARIABLE ANNUITY FUND B


          By: /s/ Elizabeth E. Arthur
              -------------------------------------------------
            (Elizabeth E. Arthur, Secretary, Board of Managers)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                                       Title                             Date
/s/ Elizabeth E. Arthur                      Secretary, Board              April   28, 1998
--------------------------                   of Managers
(Elizabeth E. Arthur)


/s/ Clifford L. Greenwalt*                   Member, Board                 April   28, 1998
--------------------------                   of Managers
(Clifford L. Greenwalt)


/s/ Robert C. Spencer*                       Member, Board                 April   28, 1998
--------------------------                   of Managers
(Robert C. Spencer)


/s/ Robert G. Spencer*                       Chairman, Board               April   28, 1998
--------------------------                   of Managers
(Robert G. Spencer)

/s/ James W. Voth*                           Member, Board                 April   28, 1998
--------------------------                   of Managers
(James W. Voth)

/s/ Elizabeth E. Arthur
-----------------------------------------
*By Elizabeth E. Arthur, Attorney-in-Fact

                                     SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act"), The Franklin Life Insurance Company certifies that it meets the requirements of 1933 Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement under the 1933 Act and this Amendment to the Registration Statement under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield, and State of Illinois, on the 28th day of April, 1998.

          THE FRANKLIN LIFE INSURANCE COMPANY

          By: /s/ William A. Simpson
              -----------------------------------------
          (William A. Simpson, Chairman, Chief Executive
            Officer and President)


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                  Title                                     Date

/s/ Earl W. Baucom*             Senior Vice President, Chief              April   28, 1998
-------------------------    Financial Officer and Treasurer
(Earl W. Baucom)            (principal financial officer and
                                principal accounting officer)
                                       and Director

/s/ Robert M. Beuerlein*      Senior Vice President-                      April   28, 1998
-------------------------     Actuarial and Director
(Robert M. Beuerlein)

/s/ Brady W. Creel*             Senior Vice President,                    April   28, 1998
-------------------------  Chief Marketing Officer and
(Brady W. Creel)                     Director

                                     Director                                       , 1998
-------------------------
(James S. D'Agostino, Jr.)

                                     Director                                       , 1998
-------------------------
(Rodney O. Martin, Jr.)

                                     Director                                       , 1998
-------------------------
(Jon P. Newton)

/s/ Gary D. Reddick*               Vice Chairman                          April   28, 1998
-------------------------          and Director
(Gary D. Reddick)


/s/ William A. Simpson        Chief Executive Officer,                    April   28, 1998
-------------------------     President and Director
(William A. Simpson)       (principal executive officer)


/s/ Elizabeth E. Arthur
-------------------------
* By Elizabeth E. Arthur,
Attorney-in-Fact


                                   EXHIBIT INDEX

EXHIBIT                                                                    PAGE
  1    -  Resolution of The Franklin Life Insurance Company's Board
          of Directors creating Franklin Life Variable Annuity Fund
          B is incorporated herein by reference to Exhibit 1.1 of Registrant's Registration Statement on Form S-5, filed
          September 29, 1970 (File No. 2-38502).

  2    -  Rules and Regulations adopted by Registrant are
          incorporated herein by reference to Exhibit 1.2 of Registrant's Registration Statement Amendment No. 1 on
          Form S-5, filed September 23, 1971 (File No. 2-38502).

  3    -  Custodian Agreement dated April 17, 1995 between The
          Franklin Life Insurance Company and State Street Bank and Trust Company is incorporated herein by reference to
          Exhibit 3 to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-3, filed April 30, 1996 (File No. 2-38502).


  4    -  Investment Management Agreement dated January 31, 1995
          between Registrant and The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 4 of Registrant's Post-Effective Amendment No. 37 on Form N-3, filed March 2, 1995 (File No. 2-38502).


  5(a) -  Sales Agreement among Franklin Financial Services
          Corporation, The Franklin Life Insurance Company and
          Registrant dated January 31, 1995 is incorporated herein by reference to Exhibit 5(a) of Registrant's
          Post-Effective Amendment No. 37 on Form N-3, filed March 2, 1995 (File No. 2-38502).

   (b) - Form of Agreement among The Franklin Life Insurance Company, Franklin Financial Services Corporation and agents is incorporated herein by reference to Exhibit 1.6(b) to Registrant's Registration Statement Amendment No. 2 on Form S-5, filed March 23, 1972 (File No. 2-38502).

  6(a) - Revised specimen copy of Form 1180, deferred periodic payment variable annuity contract, is incorporated herein by reference to Exhibit 1.4(a)(i) of Registrant's
          Registration Statement Amendment No. 2 on Form S-5, filed March 23, 1972 (File No. 2-38502).

   (b) - Waiver of minimum payment provision of Form 1180 is incorporated herein by reference to Exhibit 1.4(a)(i) of Registrant's Registration Statement Post-Effective Amendment No. 2 on Form S-5, filed March 29, 1973 (File No. 2-38502).

   (c) - Revised specimen copy of Form 1181, single payment deferred variable annuity contract, is incorporated herein by reference to Exhibit 1.4(a)(ii) of Registrant's Registration Statement Amendment No. 2 on Form S-5, filed March 23, 1972 (File No. 2-38502).

   (d) - Revised specimen copy of Form 1182, single payment immediate life variable annuity contract, is incorporated herein by reference to Exhibit 1.4(a)(iii) of Registrant's Registration Statement Amendment No. 1 on
          Form S-5, filed September 23, 1971 (File No. 2-38502).

   (e) - Revised specimen copy of Form 1183, single payment immediate life variable annuity contract with guaranteed period, is incorporated herein by reference to Exhibit 1.4(a)(iv) of Registrant's Registration Statement Amendment No. 1 on Form S-5, filed September 23, 1971 (File No. 2-38502).

   (f) - Revised specimen copy of Form 1184, single payment immediate joint and last survivor life variable annuity contract, is incorporated herein by reference to Exhibit 1.4(a)(v) of Registrant's Registration Statement Amendment No.1 on Form S-5, filed September 23, 1971 (File No. 2-38502).

                                                                           PAGE

   (g) - Specimen copy of endorsement to Forms 1180, 1181, 1182, 1183 and 1184 when such contracts are issued to variable annuitants in the State of Texas is incorporated herein by reference to Exhibit 6 (g) to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-3, filed March 1, 1990 (File No. 2-38502).

  7    -  The applications for Forms 1180, 1181, 1182, 1183 and
          1184 set forth in Exhibit 6 are included as parts of the respective contract forms.

  8(a) -  Certificate of Incorporation of The Franklin Life
          Insurance Company is incorporated herein by reference to
          Exhibit 8(a) to Post-Effective Amendment No. 32 to
          Registrant's Registration Statement on Form N-3, filed
          March 1, 1990 (File No. 2-38502).

  8(b) - By-Laws of The Franklin Life Insurance Company are incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 39 to Registrant's
          Registration Statement on Form N-3, filed April 30, 1997 (File No. 2-38502).

  9    -  Not applicable.

  10   -  Not applicable.

  11(a)- Administration Agreement between Registrant and The Franklin Life Insurance Company, dated March 23, 1972, is incorporated herein by reference to Exhibit 9(a) of Registrant's Registration Statement Amendment No. 1 on Form N-8B-1, filed May 18, 1972 (File No. 811-2110).

    (b)- Agreement between The Franklin Life Insurance Company and Franklin Financial Services Corporation, dated June 30, 1971, is incorporated herein by reference to Exhibit 9(b) of Registrant's Registration Statement Amendment No. 1 on Form N-8B-1, filed July 15, 1971 (File No. 811-2110).

    (c)-  Amendment to Agreement between The Franklin Life
          Insurance Company and Franklin Financial Services
          Corporation, dated May 15, 1975, is incorporated herein by reference to Exhibit 1.9(b)(i) of Registrant's
          Registration Statement Amendment No. 7 on Form S-5, filed November 5, 1975 (File No. 2-38502).

  12   -  Opinion and consent dated April 2, 1986 of Stephen P.
          Horvat, Jr., Esq., Senior Vice President, General Counsel and Secretary of The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 10(b) of Registrant's Post-Effective Amendment No. 27 on Form N-1, filed April 29, 1986 (File No. 2-38502).


  13(a)-  List of Consents Pursuant to Rule 483(c).

    (b)   Consent of Ernst & Young LLP, Independent Auditors.

    (c)-  Consent of Coopers & Lybrand L.L.P., Independent Accountants.

    (d)-  Consent of Sutherland, Asbill & Brennan LLP.


  14   -  Not applicable.

  15   -  Not applicable.

  16   -  Not applicable.

  17   -  Power of Attorney is incorporated herein by reference to
          Exhibit 17 to Post-Effective Amendment No. 40 to
          Registrant's Registration Statement on Form N-3, filed
          February 26, 1998 (File No. 2-38502)..


  27   -  Financial Data Schedule meeting the requirements of Rule 483.